UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

TELADOC HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Teladoc HEALTH

2023

Notice of annual meeting and proxy statement

Teladoc Health was founded on a simple, yet revolutionary idea: that everyone should have access to the best healthcare, anywhere in the world, on their terms.

Today, we continue to deliver on our mission of empowering all people everywhere to live their healthiest lives by transforming the healthcare experience.

Dear fellow stockholders,

In our 20th year as a digital healthcare pioneer, we continued to drive our whole-person care strategy to the next level to deliver unmatched value to the entire healthcare ecosystem.

Despite a challenging macro environment in 2022, our underlying business continues to perform with positive momentum, demonstrated by our ability to continue driving solid revenue growth. We remain excited about the momentum we are seeing for our integrated whole-person platform, now all accessible through a single login and account in our new unified app. Our BetterHelp offering also provided over a million individuals with access to mental healthcare over the past year, many of whom are unlikely to have received any care at all if not for our services.

Looking to 2023 and beyond, our leadership position in whole-person virtual care is clear. Our key strategic priorities remain our whole-person suite of services, including our virtual primary care offering — Primary360, our suite of chronic care management solutions and mental health solutions, including continued growth in our BetterHelp consumer brand.

We also remain committed to learning more and doing more to expand the positive impact we have in our communities and for those we serve and work alongside. This commitment takes many forms: from supporting individuals in times of crisis (including those whose lives have been upended by the war in Ukraine), to emphasizing an inclusive and fair work environment for our colleagues, to leveraging our capabilities in order to bring healthcare to more people around the world. In fact, in 2022 we proudly achieved the milestone of delivering our 50 millionth telehealth visit — with many of these visits benefiting people living in traditional "healthcare deserts" who would otherwise lack access to quality care.

We also further integrated diversity, equity and inclusion into our decision-making framework with the addition of our first Chief Health Equity Officer, and by elevating the position of Diversity, Equity and Inclusion Officer to our company's leadership team.

Thank you for your continued support of Teladoc Health. I am excited by what's ahead, and I look forward to seeing you at the 2023 annual meeting.

Jason Gorevic
Chief Executive Officer

Notice of 2023 annual meeting of stockholders
of Teladoc Health

WHEN
Thursday, May 25, 2023
2:00 p.m. EDT
VIRTUAL MEETING
www.virtualshareholdermeeting.com/
TDOC2023
RECORD DATE: MARCH 31, 2023
Only stockholders of record at the close of business on March 31, 2023, may vote at the meeting or any adjournment(s) or postponement(s) of the meeting
DATE OF DISTRIBUTION
On or about April 11, 2023
ATTENDING THE VIRTUAL MEETING
•
To enter the meeting, you must have your 16-digit control number that is shown on your 1) Notice of Internet Availability of Proxy Materials; or 2) proxy card if you elected to receive proxy materials by mail.

•
You will not be able to attend the Annual Meeting in person.

•
Details regarding accessing the Annual Meeting over the Internet and the business to be conducted are described in the Notice.

ITEMS OF BUSINESS
1
To elect nine nominees to serve as directors

2
To conduct an advisory vote to approve our executive compensation (Say-on-Pay)

3
To approve the Teladoc Health, Inc. 2023 Incentive Award Plan

4
To approve an amendment to the Teladoc Health, Inc. 2015 Employee Stock Purchase Plan

5
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2023

6
Stockholder proposal, if properly presented at the Annual Meeting

7
To transact other business as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting

HOW TO VOTE

YOUR VOTE IS IMPORTANT.
Even if you plan to virtually attend the meeting, we encourage you to vote as soon as possible using one of the following methods. Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form with your 16-digit control number available and follow the instructions.

INTERNET	TELEPHONE
visit www.proxyvote.com, 24/7	call toll-free 1-800-690-6903
MAIL	DURING THE MEETING
complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope	attend the virtual Annual Meeting and cast your ballot online

By Order of the Board of Directors, Adam C. Vandervoort Chief Legal Officer and Secretary Purchase, New York April 11, 2023	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2023
THE TELADOC HEALTH PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM

1	PROXY SUMMARY
8	CORPORATE GOVERNANCE AND BOARD MATTERS
8	Proposal 1―Election of Directors
8	Director Nominees
15	Corporate Governance Guidelines and Code of Business Conduct and Ethics
15	Board Leadership Structure
16	Committees of the Board
17	Audit Committee
17	Compensation Committee
18	Nominating and Corporate Governance Committee
18	Quality of Care and Patient Safety Committee
19	Executive Committee
19	Board Role in Risk Oversight
21	Identifying and Evaluating Director Nominees
22	Director Candidates Recommended by Stockholders
22	Communications with Directors
23	Related-Party Transactions
23	Director Compensation
23	Non-Employee Director Compensation Program
24	Deferred Compensation Plan for Non-Employee Directors
25	2022 Director Compensation Table
26	EXECUTIVE COMPENSATION
26	Proposal 2―Advisory Vote on Executive Compensation
27	Executive Officers
32	Compensation Discussion and Analysis
32	Named Executive Officers and Overview
32	2022 Performance and Company Highlights
33	Compensation Philosophy and Objectives
34	Stockholder Outreach and “Say-on-Pay” Advisory Vote
35	Determination of Compensation
36	Elements of Compensation
42	Employment Agreements
42	Tax Implications
42	Accounting Considerations
43	Compensation Policies and Practices
43	Compensation Committee Report
44	Compensation Tables
44	2022 Summary Compensation Table
45	2022 Grants of Plan-Based Awards Table
47	2022 Outstanding Equity Awards at Fiscal Year-End Table
48	2022 Option Exercises and Stock Vested Table
49	2022 Pension Benefits
49	2022 Nonqualified Deferred Compensation
49	Potential Payments Upon Termination or Change in Control
56	CEO Pay Ratio
56	Compensation Risk Assessment
57	Pay Versus Performance
61	Proposal 3― Approve the 2023 Incentive Award Plan
61	Board Recommendation
61	Background
61	Reasons Why You Should Vote in Favor of the Approval of the 2023 Incentive Award Plan
62	Considerations for the Approval of the 2023 Incentive Award Plan
64	Summary of the 2023 Incentive Award Plan
68	U.S. Federal Income Tax Consequences
70	Interests of Certain Persons in the Action Taken
70	Equity Compensation Plan Information
71	New Plan Benefits
72	Vote Required and Board of Directors’ Recommendation
73	Proposal 4― Approve the Second Amendment to the Employee Stock Purchase Plan
73	Board Recommendation
73	Summary of the Amended Employee Stock Purchase Plan
76	Certain Federal Income Tax Consequences
76	New Plan Benefits
77	Vote Required and Board of Directors’ Recommendation
78	AUDIT MATTERS
78	Proposal 5―Ratification of the Appointment of the Independent Registered Public Accounting Firm
79	Audit and Non-Audit Fees
80	Audit Committee Report
81	STOCK OWNERSHIP MATTERS
81	Securities Ownership of Certain Beneficial Owners and Management
81	Directors and Executive Officers
82	Significant Stockholders
83	STOCKHOLDER PROPOSAL
83	Proposal 6― Stockholder Proposal
84	Board of Directors’ Statement in Opposition to the Stockholder Proposal
86	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
92	ADDITIONAL INFORMATION
92	Other Matters
92	Interests of Certain Persons in Matters to Be Acted on
92	Proxy Solicitation
92	Procedures for Submitting Stockholder Proposals
92	Forward-Looking Statements
A-1	ANNEX A—RECONCILIATION OF NON-GAAP MEASURES
B-1	ANNEX B—TELADOC HEALTH, INC. 2023 INCENTIVE AWARD PLAN
C-1	ANNEX C—SECOND AMENDMENT TO THE TELADOC HEALTH, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN

Proxy summary

This summary contains highlights about Teladoc Health, Inc. (“Teladoc Health,” the “Company” or “we”) and its upcoming 2023 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information that you should consider in advance of the meeting, and we encourage you to read the entire proxy statement carefully before voting.
2023 Annual Meeting
WHEN	VIRTUAL MEETING	RECORD DATE
Thursday, May 25, 2023 2:00 p.m. EDT	www.virtualshareholdermeeting.com/TDOC2023	March 31, 2023
VOTING MATTERS		BOARD RECOMMENDATIONS	FOR MORE INFORMATION, SEE PAGE
1	Election of nine director nominees	FOR each nominee	8
2	Advisory vote to approve executive compensation (Say-on-Pay)	FOR	26
3	Approval of the Teladoc Health, Inc. 2023 Incentive Award Plan	FOR	61
4	Approval of an amendment to the Teladoc Health, Inc. 2015 Employee Stock Purchase Plan	FOR	73
5	Ratification of the selection of Ernst & Young LLP as independent auditors for 2023	FOR	78
6	Stockholder proposal, if properly presented at the Annual Meeting	AGAINST	83
2022 Performance and Company Highlights
Executing our 2022 priorities (as of December 31, 2022, except as otherwise noted):
$2.4B	$918M	$1.42

REVENUE GROWTH IN 2022 OF 18%	CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS POSITION, UP 2%	AVERAGE REVENUE PER U.S. INTEGRATED CARE MEMBER IN 2022, DOWN 2%
83.3M	419K	1.0M

U.S. INTEGRATED CARE MEMBERS	BETTERHELP PAYING USERS	CHRONIC CARE ENROLLMENT

Teladoc Health 2023 Proxy Statement | 1

Proxy summary
HUMAN CAPITAL MANAGEMENT AND DIVERSITY, EQUITY AND INCLUSION
At Teladoc Health, we live our values as a company through policies, governance, and deliberate investment in operating responsibly and sustainably. We are committed to making a positive impact in society and, perhaps even more importantly, to encourage others of like mind and spirit to join us in this critical work.
To fulfill our mission, we are focused on building a great company that becomes a global destination for amazing talent who want to build their careers, develop their capabilities, and grow both professionally and personally. We design a range of programs and initiatives to:
•
nurture talent

•
encourage curiosity and innovation

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make room for diverse voices and perspectives

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increase engagement and connectiveness

•
mentor leaders for the future roles

We build a range of total reward programs that support employees through fair, equitable, and competitive pay and benefits, and we invest in technology, tools and resources to transform and increase the quality of work.
We continue to look for ways to expand a range of programs and initiatives that are focused to attract, develop and retain our workforce—including a focused engagement through diversity, equity, and inclusion (“DEI”). We have enhanced our efforts in recent years to include:
Supporting Employees Through Our Products and Services	Talent Development	Expanding the Voice of the Employee
We offer our employees full access to our diverse portfolio of whole-person health solutions, including:
•
free mental health resources

•
digital health devices

•
on-demand access to the employee assistance program for employees and their dependents

We prioritize and invest in creating opportunities to help employees grow and build their careers, through training and development programs. These include:
•
online and self-paced courses

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live in-class education

•
professional speaker series

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peer-to-peer learning

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certification programs

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on-the-job training

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executive talent and succession planning paired with an individualized development approach

We strive to build a culture of inclusion which includes soliciting employee feedback through our pulse engagement surveys, listening circles and seeking opportunities to advance employee feedback.
Open Dialogue to Encourage
Diverse Thinking and Voices
In 2022, we launched the Diversity in Health learning series to expand knowledge and awareness of diversity and health topics.

2 | ir.teladochealth.com

Proxy summary
Business Resource Groups	Focusing on Diversity Recruiting and Talent Acquisition	Community Impact
We believe our business resource groups (“BRGs”), are a foundational element of the DEI ecosystem. Our seven BRGs include a focus on LGBTQ+, women, multicultural, military veterans, neurodiversity and differing physical and mental abilities, working parents and caregivers, and generational interests of employees who are engaged in four key pillars:
•
Building internal community/network

•
Advancing external community

•
Supporting business impact

•
Enhancing professional development

We continue to broaden our diversity hiring manager training resources for performance-based interviewing, which included a screening tool to promote gender-neutral job descriptions.
We expanded our corporate and college/university partnerships to advance our pipeline of diverse talent.

We embrace the opportunity and the responsibility to have a meaningful impact in our global community, using our voice and our resources to help expand equitable access to care, and create a better future for families and our neighbors. We continue to work toward further mobilizing our workforce to give back to the communities where we live and work through new volunteer programs and corporate matching opportunities for giving.
We set out to advance positive social change in our communities with a 2022 goal of volunteering more than 15,000 hours around the globe—a goal we exceeded by more than 30%. This was an ambitious goal that was consistent with our values, including those of respecting and taking care of people, doing what’s right, and succeeding together. For 2023, we have increased our goal to 20,000 volunteer hours and expanded these efforts to do good and give back to our communities.

BUILDING STRONGER, HEALTHIER COMMUNITIES

Virtual care has the power to connect people to care whenever and wherever they need it—including in difficult circumstances. So in addition to accelerating access to care through our products and solutions, we continue to step up to extend physical and mental healthcare in the moments and places where it’s most needed. We’re also giving back within our own local communities, including among underserved populations.
Climate change has led to a rise in natural disasters, which can sharpen health disparities and limit care access. Building on a first-of-its-kind partnership with the American Red Cross launched in 2016, we are proud to continue offering 24/7 free access for those impacted by natural disasters, which this year included response efforts in 12 states.

In 2022, we doubled the number of free care visits delivered, providing support to communities impacted by:
Wildfires in Colorado, California, New Mexico, Oregon, Washington, Nevada and Idaho
Severe floods in Kentucky and Alaska
Hurricanes across Florida, North Carolina and South Carolina

Teladoc Health 2023 Proxy Statement | 3

Proxy summary
HEALTH EQUITY
Our commitment to health equity is central to our mission of empowering all people everywhere to achieve their healthiest lives. In 2022, we made targeted investments to advance these health equity goals in three core areas: setting and implementing an enterprise-wide health equity strategy, leveraging data to address disparities, and delivering culturally responsive care.
We convened a Health Equity Task Force in 2022 to research, vet and recommend new ways to address barriers to health equity. Based on the task force’s recommendations, we have taken several steps to formalize our approach to health equity, including establishing and hiring for the roles of Chief Health Equity Officer and Vice President of Diversity, Equity and Inclusion, and embedding a new health equity program director within our product team to help incorporate more inclusive best practices to our solutions and experiences.
Through our interactions with the people who use our services, we gain insights into how we can better serve our diverse populations and help reduce inequities. For example, when our clinical analytics team uncovered a gap in our experience for Hispanic members—which affected their health outcomes—we applied that data to prioritize the rollout of Spanish-language experiences across our portfolio. Beginning in 2023, we expect to launch new capabilities for our members to self-report an expanded range of health equity-related data including race, ethnicity, gender identity, pronouns, and preferred language which we believe will help further support identification of disparities at the population level and improve care.
We are also helping to ensure the care we deliver is responsive to each individual’s needs, beliefs and preferences. For example, we increased our accessibility features to better accommodate phone-based preferences and low-bandwidth environments and support people with visual and physical impairments, and continue our efforts to recruit a provider network that reflects the diversity of those we serve.
Corporate Governance Highlights
CORPORATE GOVERNANCE BEST PRACTICES

Annual election of directors

3 of our 9 director nominees are women

2 of our 9 director nominees are ethnically/racially diverse

8 of our 9 director nominees are independent, including all committee members

Independent Board chair

Balance of new and experienced directors

No overboarding

Annual director self-evaluation and committee assessment to ensure Board effectiveness

Each member of our Audit Committee qualifies as an “audit committee financial expert”

All current directors attended at least 75% of 2022 meetings

Regular executive sessions of independent directors

Majority voting standard in uncontested elections

Stockholder ability to call special meetings

Proxy access (3/3/20/25)

Enterprise Risk Management program to oversee organizational risk

Code of Business Conduct and Ethics

Annual Say-on-Pay vote

Independent compensation consultant

Pay-for-performance philosophy

Stock ownership guidelines for directors and executives

No hedging or pledging of company stock

Clawback policy

Active stockholder engagement

Commitment to corporate social responsibility

4 | ir.teladochealth.com

Proxy summary
Board of Directors Overview
DIRECTOR NOMINEES
				CURRENT COMMITTEE MEMBERSHIP
DIRECTOR NOMINEE AND PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE	QUALITY OF CARE & PATIENT SAFETY	EXECUTIVE
KAREN L. DANIEL Retired Executive Director, Division President and CFO of the Global Finance and Technology Solutions Division, Black & Veatch	65	2020
SANDRA L. FENWICK Retired Chief Executive Officer, Boston Children’s Hospital	72	2020
JASON GOREVIC Chief Executive Officer, Teladoc Health	51	2009
CATHERINE A. JACOBSON President and Chief Executive Officer, Froedtert Health	59	2020
THOMAS G. MCKINLEY General Partner, Cardinal Partners	71	2009
KENNETH H. PAULUS President and Chief Executive Officer, Prime Therapeutics	63	2017
DAVID L. SHEDLARZ(1) Retired Vice Chairman, Executive Vice President and CFO, Pfizer	74	2016
MARK DOUGLAS SMITH, M.D., MBA(2) Professor of Clinical Medicine, University of California at San Francisco; and a board-certified internist	71	2018
DAVID B. SNOW, JR. Chairman and Chief Executive Officer, Cedar Gate Technologies	68	2014 since 2014
Meetings in 2022		Board―6		4	6	4	4	0
COMMITTEE CHAIR	COMMITTEE MEMBER	CHAIRMAN OF THE BOARD	AUDIT COMMITTEE FINANCIAL EXPERT

(1)
Mr. Shedlarz is expected to join the Compensation Committee following the Annual Meeting.

(2)
Dr. Smith is expected to serve as Chair of the Quality of Care and Patient Safety Committee and as a member of the Executive Committee following the Annual Meeting.

Teladoc Health 2023 Proxy Statement | 5

Proxy summary
BOARD ATTRIBUTES
Our nine director nominees compose a well-balanced, diverse Board of Directors (the “Board”).
BOARD REFRESHMENT
Four of our independent director nominees have joined our Board since 2018, representing 50% of our independent director nominees.
KEY DIRECTOR SKILLS AND EXPERIENCE
This table summarizes the key skills, attributes and experiences of each of our director nominees that are most relevant to their board service. The fact that a specific area of focus or experience is not designated does not mean the director nominee does not possess that attribute or expertise.

ACADEMICS	● ● ● ● ● ● ● ● ●	2	22%
AUDIT AND FINANCIAL REPORTING	● ● ● ● ● ● ● ● ●	6	67%
CORPORATE GOVERNANCE	● ● ● ● ● ● ● ● ●	8	89%
EXECUTIVE LEADERSHIP	● ● ● ● ● ● ● ● ●	9	100%
FINANCE AND INVESTMENT INDUSTRY	● ● ● ● ● ● ● ● ●	2	22%
HEALTHCARE AND MEDICINE	● ● ● ● ● ● ● ● ●	9	100%
HUMAN CAPITAL MANAGEMENT	● ● ● ● ● ● ● ● ●	9	100%
OTHER PUBLIC COMPANY BOARD EXPERIENCE	● ● ● ● ● ● ● ● ●	8	89%
REGULATORY, GOVERNMENT AND COMPLIANCE	● ● ● ● ● ● ● ● ●	8	89%
RISK MANAGEMENT	● ● ● ● ● ● ● ● ●	9	100%
STRATEGIC PLANNING AND OPERATIONS	● ● ● ● ● ● ● ● ●	9	100%
TECHNOLOGY AND INNOVATION	● ● ● ● ● ● ● ● ●	6	67%
6 | ir.teladochealth.com

Proxy summary
Executive Compensation Highlights
Our Compensation Committee has designed our executive compensation program in alignment with our key strategic priorities and commitment to aligning executive pay with corporate performance and stockholder interests. Accordingly, long-term incentives in the form of stock awards make up the significant majority of our named executive officers’ total target compensation such that their pay outcomes are directly linked to our stockholders’ experience.
TOTAL 2022 TARGET COMPENSATION MIX

CEO
TARGET ANNUAL INCENTIVE AWARD
7.3%
BASE SALARY
6.1%
PERFORMANCE-BASED COMPENSATION
93.9%
AT RISK PAY
PSU AWARDS
43.3%
RSU AWARDS
43.3%

AVERAGE OF OTHER NEOS[1]

TARGET ANNUAL INCENTIVE AWARD
6.0%
PERFORMANCE-BASED COMPENSATION
BASE SALARY
7.3%
PSU AWARDS
20.7%
92.7%
AT RISK PAY
RSU AWARDS
66.0%

(1)
Excludes cash sign-on bonuses for new hires and special grants made to Ms. Murthy and Dr. Jensen in June 2022

CONSIDERATION OF SAY-ON-PAY ADVISORY VOTE

•
The most recent Say-on-Pay vote indicates stockholder support of the philosophy, strategy and objectives of our executive compensation programs.

•
Following the annual review of our executive compensation philosophy by our Compensation Committee, as well as our most recent Say-on-Pay results and engagement with stockholders, our overall approach to executive compensation will not change. However, we have adjusted our compensation program in response to stockholder feedback by further emphasizing longer performance periods for PSUs.

•
The Compensation Committee will continue to monitor stockholder feedback, including the results of the annual Say-on-Pay vote, in making future decisions affecting our compensation programs.

Teladoc Health 2023 Proxy Statement | 7

Corporate governance and board matters

Proposal 1―Election of Directors
Our Certificate of Incorporation and our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of the Board. Immediately prior to this Annual Meeting, our Board will consist of ten members, although there are only nine director nominees standing for reelection. The Board determined not to renominate William H. Frist, M.D. to stand for reelection, and his term will expire at the conclusion of the Annual Meeting. The Board determined that, effective at the conclusion of this Annual Meeting, the size of the Board will be decreased from ten to nine directors.
Director Nominees
Each of the nine directors elected at this Annual Meeting will serve for a one-year term expiring at the 2024 annual meeting and until their respective successors have been duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following individuals for election to the Board for a one-year term:
• Karen L. Daniel	• Kenneth H. Paulus
• Sandra L. Fenwick	• David L. Shedlarz
• Jason Gorevic	• Mark Douglas Smith, M.D., MBA
• Catherine A. Jacobson	• David B. Snow, Jr.
• Thomas G. McKinley
Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee.
The affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to elect the director nominees as directors. This means the number of votes cast “FOR” a director nominee must exceed the votes cast “against” that director nominee.
Your Board of Directors recommends that you vote FOR the election of each of the director nominees.
8 | ir.teladochealth.com

Corporate governance and board matters
KAREN L. DANIEL Age 65 Independent Director since November 2020
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Ms. Daniel should serve as a director because of her executive leadership experience and her extensive background in finance.
CAREER HIGHLIGHTS
•
BLACK & VEATCH, a global leader in providing engineering, consulting and construction services for energy, water and telecommunication sectors

Executive Director, Division President and Chief Financial Officer of the Global Finance and Technology Solutions division, among other positions, responsible for leading the company’s global financial operations that included treasury, tax, accounting, financial reporting, budgeting and financial systems, and establishing corporate financial policies (1992 to 2018)
Led Black & Veatch’s global IT organization, which included oversight of systems, technology development and associated service providers

•
KPMG

Audit Professional rising to Senior Manager (1982 to 1992)
OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Commerce Bancshares Inc.

•
Snap-On Incorporated

PRIOR DIRECTORSHIPS
•
Livongo Health, Inc. (2019 to the Teladoc Health/Livongo merger in 2020)

•
Blue Cross and Blue Shield of Kansas City (2017 to 2020)

•
Chair, Greater Kansas City Chamber of Commerce (2016 to 2017)

EDUCATION
•
Master of Science in Accounting, University of Missouri-Kansas City

•
Bachelor of Science in Accounting, Northwest Missouri State University

COMMITTEES • Audit
SANDRA L. FENWICK Age 72 Independent Director since November 2020
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Ms. Fenwick should serve as a director because of her executive leadership experience and her extensive knowledge of the healthcare industry.
CAREER HIGHLIGHTS
•
BOSTON CHILDREN’S HOSPITAL, the nation’s foremost independent pediatric hospital and the world’s leading center of pediatric medical and health research

Chief Executive Officer, where she has been a driving force to improve the effectiveness and efficacy of the care provided at Boston Children’s, while at the same time reducing the cost of care (2013 to 2021)
President (2008 to 2013)
Chief Operating Officer (1999 to 2008)
Senior Vice President (1999)

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
•
Harvard’s Wyss Institute for Biologically Inspired Engineering, Inc.

•
Risk Management Foundation of the Harvard Medical Institutions, Inc.

•
Patient Discovery Solutions, Inc.

•
BCH Foundation UK Limited

•
Member, International Women’s Forum/Massachusetts

•
Member, Women Corporate Directors Boston

PRIOR DIRECTORSHIPS
•
Livongo Health, Inc. (2019 to the Teladoc Health/Livongo merger in 2020)

EDUCATION
•
Ms. Fenwick has received numerous awards and honorary degrees for her contributions to healthcare

•
Master’s in Public Health in Health Services Administration, University of Texas School of Public Health

•
Bachelor’s degree, with distinction, Simmons College

COMMITTEES • Nominating and Corporate Governance • Quality of Care and Patient Safety
Teladoc Health 2023 Proxy Statement | 9

Corporate governance and board matters
JASON GOREVIC Age 51 Director since June 2009
KEY EXPERIENCE AND QUALIFICATIONS
Our Board has concluded that Mr. Gorevic should serve as a director because of his leadership role with Teladoc Health and his extensive knowledge of the healthcare industry.
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Executive Officer and Director (June 2009 to present)
•
WELLPOINT, INC. (now ELEVANCE HEALTH)

Chief Marketing and Product Officer (2007 to 2008)
President, Empire BlueCross BlueShield (2005 to 2006)
•
EMPIRE BLUECROSS BLUESHIELD

Chief Sales and Marketing Officer (2002 to 2005)
•
GEMFINITY, an electronic marketplace and purchasing aggregator

Founder and Chief Executive Officer (2000 to 2001)

•
MAIL.COM, INC., a provider of internet messaging services

General Manager of Business Messaging (1999 to 2000)
Vice President of Operations (1998 to 1999)
•
OXFORD HEALTH PLANS, INC.

Served in a variety of leadership positions in marketing, medical management and operations, as well as Director of Service Strategy (1993 to 1998)
OTHER CURRENT
PUBLIC COMPANY BOARDS
•
Kemper Corporation

EDUCATION
•
B.A. in International Relations, University of Pennsylvania

CATHERINE A. JACOBSON Age 59 Independent Director since February 2020
KEY EXPERIENCE AND QUALIFICATIONS
Our Board has concluded that Ms. Jacobson should serve as a director in view of her executive leadership experience and her extensive background in the healthcare industry.
CAREER HIGHLIGHTS
•
FROEDTERT HEALTH, a regional health care system based in Milwaukee, Wisconsin President, Chief Executive Officer and Director (2012 to present)

President (2011-2012)
Executive Vice President of Finance and Strategy, Chief Financial Officer and Chief Strategy Officer (2010-2011)
•
RUSH UNIVERSITY MEDICAL CENTER

Various executive leadership roles including CFO, treasurer, SVP of finance and strategic planning, marketing and communications (1988 to 2010)

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
•
Chair, Vizient

•
Chair, Metropolitan Milwaukee Association of Commerce

•
Siebert Lutheran Foundation

•
Wisconsin Hospital Association

PRIOR DIRECTORSHIPS
•
United Way of Greater Milwaukee & Waukesha County (2012 to 2020)

•
Mercy Health (2014 to 2019)

•
Healthcare Financial Management Association (2004 to 2010)

RECOGNITIONS
•
Modern Healthcare, Top 25 Women Leaders (2021, 2022 and 2023)

•
Modern Healthcare, 100 Most Influential People in Healthcare (2019 and 2023)

•
Junior Achievement of Wisconsin, Distinguished Executives of the Year (2018) and induction into the Wisconsin Business Hall of Fame

EDUCATION
•
Bachelor of Science in Accounting, Bradley University

•
Honorary Degree—Doctor of Healthcare Leadership, University of Wisconsin-Milwaukee

COMMITTEES • Audit
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THOMAS G. MCKINLEY Age 71 Independent Director since November 2009
KEY EXPERIENCE AND QUALIFICATIONS
Our Board has concluded that Mr. McKinley should serve as a director in view of his significant director experience and his broad experience in the healthcare and technology industries.
CAREER HIGHLIGHTS
•
CARDINAL PARTNERS, a venture capital firm focused exclusively on healthcare investing

General Partner and West Coast Representative, with a focus in healthcare investment technology, technology-enabled services, AI, ML and blockchain in healthcare (2009 to present)
•
PREALIZE HEALTH (formerly CARDINAL ANALYTX), a project in conjunction with Professors Arnold Milstein and Nigam Shah at Stanford University

Founding CEO (2016 to 2018)
•
OPALA, a data automation partner that makes payer-provider collaboration radically easy

Founding CEO and helped spin out a team from Premera Blue Cross (2019 to 2021)

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
•
Opala

•
Chairman, Prealize Health

•
Started the Harvard College i3 Innovation Challenge, an undergraduate startup competition

PRIOR DIRECTORSHIPS
•
Elected Director, Harvard Alumni Association (2001 to 2007)

•
Sapphire Digital (2017 to 2021)

EDUCATION
•
MBA, Stanford University, Graduate School of Business

•
MS in Accounting, New York University, Stern School of Business

•
AB in Economics, Harvard University

COMMITTEES • Compensation, Chair • Executive
KENNETH H. PAULUS Age 63 Independent Director since February 2017
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Mr. Paulus should serve as a director because of his executive leadership experience in the healthcare industry.
CAREER HIGHLIGHTS
•
PRIME THERAPEUTICS, one of the nation’s largest pharmacy benefit managers

President, Chief Executive Officer and Director (2019 to present)
•
ALLINA HEALTH, one of the nation’s largest not-for-profit integrated delivery systems

Various executive leadership roles including, President, Chief Executive Officer and Chief Operating Officer (2005 to 2014)
•
ATRIUS HEALTH SYSTEM, one of the largest integrated physician organizations in New England and a teaching affiliate of Harvard Medical School

President and Chief Executive Officer (2005 to 2009)
•
PARTNERS COMMUNITY HEALTH CARE

Chief Operating Officer (1994 to 2000)

OTHER CURRENT DIRECTORSHIPS
•
Breg

PRIOR DIRECTORSHIPS
•
Cogentix Medical (2015 to 2016)

•
Team Health (2015 to 2016)

EDUCATION
•
Master of Healthcare Administration and Management, University of Minnesota

•
BA in Biology, Augustana College

COMMITTEES • Nominating and Corporate Governance, Chair • Quality of Care and Patient Safety • Executive
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Corporate governance and board matters
DAVID L. SHEDLARZ Age 74 Independent Director since September 2016
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Mr. Shedlarz should serve as a director because of his deep experience in public company finance, his experience as a director of large public companies and his prior service as the chief financial officer of one of the world’s leading pharmaceutical corporations.
CAREER HIGHLIGHTS
•
PFIZER, INC., a pharmaceutical company

Former Vice Chair (2005 to 2007)
Executive Vice President and Chief Financial Officer having worldwide responsibility for Pfizer’s former Medical Technology Group (1999 to 2005)
Played key role in shaping the strategic direction that contributed to Pfizer’s impressive growth and helped establish it as an industry leader and innovator

OTHER CURRENT PUBLIC
COMPANY BOARDS
•
Pitney Bowes, Inc.

PRIOR DIRECTORSHIPS
•
The Hershey Company (2008 to 2021)

•
TIAA (2007 to 2021)

EDUCATION
•
MBA, Finance and Accounting, New York University, Leonard N. Stern School of Business

•
BS in Economics and Mathematics, Michigan State University-Oakland

COMMITTEES • Audit, Chair • Executive • Compensation (effective following the Annual Meeting)
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MARK DOUGLAS SMITH, M.D., MBA Age 71 Independent Director since October 2018
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Dr. Smith should serve as a director in view of his extensive background in the healthcare industry, including as a nationally recognized care delivery and health policy expert.
CAREER HIGHLIGHTS
•
UNVERSITY OF CALIFORNIA AT SAN FRANCISCO

Professor of clinical medicine (1994 to present)
•
SAN FRANCISO GENERAL HOSPITAL

Board-certified internist and maintains a clinical practice in HIV care (1994 to present)
•
GUIDING COMMITTEE OF THE HEALTH CARE PAYMENT LEARNING AND ACTION NETWORK, a public-private partnership launched by the U.S. Department of Health and Human Services to promote the transition to value-based payment to improve care quality while lowering costs

Co-chair (2015 to 2019)
•
CALIFORNIA HEALTH CARE FOUNDATION, an independently endowed philanthropy that works to improve healthcare access and quality for Californians

Founding President and Chief Executive Officer, helped build the foundation into a recognized leader in delivery system innovation, public reporting of care quality and applications of new technology in healthcare (1996 to 2013)

OTHER CURRENT PUBLIC
COMPANY BOARDS
•
Jazz Pharmaceuticals plc

•
Phreesia, Inc.

OTHER CURRENT DIRECTORSHIPS
AND ENGAGEMENTS
•
Commonwealth Fund

•
Editorial Board, Health Affairs

EDUCATION
•
M.D., University of North Carolina at Chapel Hill

•
MBA with a concentration in health care administration, Wharton School, University of Pennsylvania

•
Bachelor’s degree in Afro-American Studies, Harvard College

COMMITTEES • Nominating and Corporate Governance • Quality of Care and Patient Safety (Chair, effective following the Annual Meeting) • Executive (effective following the Annual Meeting)
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Corporate governance and board matters
DAVID B. SNOW, JR. Board Chairman Age 68 Independent Director since February 2014 Chairman of the Board since December 2014
KEY EXPERIENCE AND QUALIFICATIONS
Our Board concluded that Mr. Snow should serve as a director because of his broad experience in the healthcare industry and his significant core business skills, including financial, operations and strategic planning.
CAREER HIGHLIGHTS
•
CEDAR GATE TECHNOLOGIES, INC., a provider of analytic and information technology services to providers, payers and self-insured employers entering risk-based/value-based care reimbursement arrangements

Chairman of the Board and Chief Executive Officer (2014 to present)
•
MEDCO HEALTH SOLUTIONS, INC., a leading pharmacy benefit manager

Chairman and Chief Executive Officer (2003 to 2012)

Various leadership positions at WellChoice (Empire Blue Cross and Blue Shield) and Oxford Health Plans
OTHER CURRENT DIRECTORSHIPS
•
Premise Health

PRIOR DIRECTORSHIPS
•
Pitney Bowes (2006 to 2019)

•
CareCentrix (2014 to 2018)

•
Medco Health Solutions, Inc. (2003 to 2012)

EDUCATION
•
Master’s in Health Care Administration, Duke University

•
BS in Economics, Bates College

COMMITTEES • Nominating and Corporate Governance • Compensation • Executive, Chair
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Corporate governance and board matters
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics applicable to directors, officers and employees that outlines our corporate values and standards of integrity and behavior and is designed to foster a culture of honesty and accountability, drive compliance with legal and regulatory requirements, protect and promote our reputation, as well as the preparation and maintenance of our financial and accounting information. Our Board has also adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities.
Our Chief Compliance Officer has responsibility to implement and maintain an effective ethics and compliance program and is responsible to provide updates on that program to the Nominating and Corporate Governance Committee. The Code of Business Conduct and Ethics and the Corporate Governance Guidelines are reviewed annually and periodically amended as the Board enhances our corporate governance practices and programs.
We intend to satisfy the disclosure requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding any amendment to, or waiver from a material provision of our Code of Business Conduct and Ethics involving our principal executive, financial or accounting officer or controller by posting such information on our website. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at ir.teladochealth.com by clicking through “Corporate Governance.”
Board Leadership Structure
Our governance framework provides the Board with the flexibility to select the appropriate leadership structure for our organization. This will be driven by our strategic business needs, as well as the particular makeup of the Board at any point in time. As a result, no policy exists requiring the combination or separation of leadership roles, and our governing documents do not mandate a particular structure. The Nominating and Corporate Governance Committee annually reviews the structure and composition of our Board and its leadership structure to assess the effectiveness specific to our current business plans and long-term strategy.
Our current leadership structure consists of the Chairman of the Board, a separate Chief Executive Officer and a strong, active roster of independent directors. We believe that the cornerstone of strong corporate governance includes having a separate Chairman of the Board from our Chief Executive Officer, which allows our Chief Executive Officer to focus on managing the Company while leveraging our independent Chairman’s experience to drive accountability at the Board level and promote independent leadership of the Board. Therefore, we do not currently anticipate having the two roles filled by a single individual. As part of its evaluation whether to combine the two roles, the Board would consider, among other things, the Chief Executive Officer’s tenure and experience, the experience of our independent directors and the Board as a whole, whether or not it would improve the Board’s ability to focus on key policy and operational issues and help the Company operate in the long-term interests of our stockholders, as well as input from stockholders. Any such change would be announced to stockholders following such a determination.
Jason Gorevic	David B. Snow, Jr.
CHIEF EXECUTIVE OFFICER AND DIRECTOR SINCE JUNE 2009	INDEPENDENT DIRECTOR SINCE FEBRUARY 2014 CHAIRMAN OF THE BOARD SINCE DECEMBER 2014
The Chief Executive Officer is responsible for setting the strategic direction of the Company and for its day-to-day leadership and management.	The Chairman of the Board provides guidance to the Chief Executive Officer, directs the agenda for Board meetings and presides over meetings of the full Board.
Another component of our leadership structure is the active role played by our independent directors in overseeing our strategic business objectives, both at the Board and committee levels. To promote open discussion among the independent directors concerning the business of the organization and matters concerning management, our Chairman of the Board presides over regularly scheduled executive sessions where the independent Board members meet without management present. The Chairman may also represent the Board in communications with stockholders or other key stakeholders and, along with the Nominating and Corporate Governance Committee, provide input on the design of the Board itself.
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Corporate governance and board matters
Eight of our director nominees are considered independent within the meaning of the rules of the New York Stock Exchange (the “NYSE”); the only non-independent member is Jason Gorevic, our Chief Executive Officer. All members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the applicable independence criteria of the Securities and Exchange Commission (the “SEC”) and NYSE. Our Board has determined that each member of the Audit Committee is financially literate and is an “audit committee financial expert” according to Item 407 of Regulation S-K promulgated by the SEC.
During 2022, each of our current directors attended at least 75% of the aggregate of the total number of meetings of the full Board held during the period that he or she served as a director, and the total number of meetings held by all committees of the Board on which he or she served during the period that he or she served as a member of that committee.
Directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Each director is expected to attend the Annual Meeting. All directors at the time of the 2022 annual meeting of stockholders attended the meeting.
Committees of the Board
The Board has five standing committees:
•
Audit

•
Compensation

•
Nominating and Corporate Governance

•
Quality of Care and Patient Safety

•
Executive

The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are available on our website at ir.teladochealth.com by clicking through “Corporate Governance.” The Quality of Care and Patient Safety Committee and Executive Committee are also governed by charters.
		CURRENT COMMITTEE MEMBERSHIP

NAME	INDEPENDENT	AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE	QUALITY OF CARE & PATIENT SAFETY	EXECUTIVE
Karen L. Daniel
Sandra L. Fenwick
Jason Gorevic
Catherine A. Jacobson
Thomas G. McKinley
Kenneth H. Paulus
David L. Shedlarz(1)
Mark Douglas Smith, M.D., MBA(2)
David B. Snow, Jr.
Number of 2022 Meetings	Board―6	4	6	4	4	0
COMMITTEE CHAIR	COMMITTEE MEMBER	CHAIRMAN OF THE BOARD	AUDIT COMMITTEE FINANCIAL EXPERT

(1)
Mr. Shedlarz is expected to join the Compensation Committee following the Annual Meeting.

(2)
Dr. Smith is expected to serve as Chair of the Quality of Care and Patient Safety Committee and as a member of the Executive Committee following the Annual Meeting.

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AUDIT COMMMITTEE FY2022 Meetings: 4
KEY RESPONSIBILITIES
The principal functions of the Audit Committee are to:
•
select, approve the compensation, and assess the independence of our independent registered public accounting firm

•
review and approve management’s plan for engaging our independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of our independent registered public accounting firm

•
review our annual financial statements and other financial reports which require review and/or approval by the Board

•
oversee the integrity of our financial statements and our systems of disclosure and internal controls over financial reporting and our compliance with legal and regulatory requirements

•
review the scope of audit plans of our independent registered public accounting firm and the results of its audit

•
evaluate the performance of our independent registered public accounting firm

•
review our quarterly earnings releases

•
review all related-party transactions for potential conflicts of interest and approve all such transactions

•
review and evaluate our risk management plans, including cybersecurity and data privacy compliance

CURRENT MEMBERS
•
David L. Shedlarz, Chair

•
Karen L. Daniel

•
Catherine A. Jacobson

QUALIFICATIONS
•
All members of the Audit Committee are independent (as defined in the NYSE listing standards and Section 10A-3 of the Exchange Act)

•
All members of the Audit Committee are “audit committee financial experts” (as defined in Item 407(d)(5) of Regulation S-K)

REPORT
•
The Audit Committee Report is on page 80 of this proxy statement

COMPENSATION COMMMITTEE FY2022 Meetings: 6
KEY RESPONSIBILITIES
The principal functions of the Compensation Committee are to:
•
review and approve corporate goals and objectives tied to the compensation of our Chief Executive Officer

•
evaluate the performance of our Chief Executive Officer specific to our corporate goals and objectives and determine his or her compensation

•
review and approve the compensation of our other executive officers

•
review and establish our overall compensation philosophy and policy

•
administer and oversee our equity plans

•
evaluate and assess potential and current compensation advisors in accordance with the applicable independence standards set by the NYSE

•
retain and approve the compensation of compensation advisors

•
review and approve our policies and procedures for equity-based incentive awards

•
review and make recommendations to the Board concerning our director compensation

•
approve the Compensation Committee Report required by the rules of the SEC to be included in our annual proxy statement

•
oversee our human capital management, including DEI initiatives

MEMBERS
•
Thomas G. McKinley, Chair

•
William H. Frist, M.D.*

•
David B. Snow, Jr.

QUALIFICATIONS
•
All members of the Compensation Committee are independent

REPORT
•
The Compensation Committee Report is on page 43 of this proxy statement.

* Not standing for reelection

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Corporate governance and board matters
The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors (independent or otherwise) to assist in carrying out its responsibilities. The Committee may delegate its authority under its charter to one or more subcommittees as is appropriate from time to time. The Committee may also delegate to an officer the authority to grant equity awards to certain employees, subject to the terms of our equity plans.
The Compensation Committee has engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), to assess and make recommendations with respect to the amount and types of compensation for our executives and directors. Aon reports directly to the Committee; however, our Chief Executive Officer consults with Aon with respect to its assessments of the compensation of other executive officers.
The Compensation Committee reviewed compensation assessments provided by Aon comparing our compensation to competitive market data. The Committee met with Aon to discuss the compensation of our executive officers, including the Chief Executive Officer, and to receive input and advice. The Committee has considered the adviser independence factors required under SEC rules as they relate to Aon and believes Aon’s work in 2022 did not raise a conflict of interest. For additional information regarding executive compensation in 2022, please see the section titled “Compensation Discussion and Analysis―Determination of Compensation.”
NOMINATING AND CORPORATE GOVERNANCE COMMMITTEE FY2022 Meetings: 4
KEY RESPONSIBILITIES
The principal functions of the Nominating and Corporate Governance Committee are to:
•
develop and recommend criteria for Board and committee membership

•
establish procedures for identifying and evaluating director candidates, including nominees recommended by stockholders

•
identify individuals qualified to become directors

•
recommend nominees for election as directors and to each of the Board’s committees

•
oversee the annual evaluation of the Board and its committees

•
review and discuss with the Board corporate succession plans for our Chief Executive Officer and other key officers

•
oversee the development and administration of our Code of Business Conduct and Ethics and Corporate Governance Guidelines

•
oversee director education and training

•
oversee our compliance and ethics program

MEMBERS
•
Kenneth H. Paulus, Chair

•
Sandra L. Fenwick

•
Mark Douglas Smith, M.D., MBA

•
David B. Snow, Jr.

QUALIFICATIONS
•
All members of the Nominating and Corporate Governance Committee are independent

QUALITY OF CARE AND PATIENT SAFETY COMMITTEE FY2022 Meetings: 4
KEY RESPONSIBILITIES
The principal functions of the Quality of Care and Patient Safety Committee are to assist the Board in fulfilling its oversight responsibilities relating to the review of our policies and procedures relating to the delivery of quality medical care to our members.
The Quality of Care and Patient Safety Committee maintains communication between the Board and senior officers with management responsibility for medical care and reviews matters concerning:
•
the quality of medical care delivered to our members

•
efforts to advance the quality of medical care provided

•
patient safety

MEMBERS
•
William H. Frist, M.D., Chair*

•
Sandra L. Fenwick

•
Kenneth H. Paulus

•
Mark Douglas Smith, M.D., MBA

QUALIFICATIONS
•
All members of the Quality of Care and Patient Safety Committee are independent

* Not standing for reelection

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EXECUTIVE COMMITTEE FY2022 Meetings: 0
KEY RESPONSIBILITIES
The principal function of the Executive Committee is to support the Board in the performance of its duties and responsibilities between regularly scheduled meetings of the Board.
Subject to any limitations imposed by the Board, applicable law and our Bylaws, the Executive Committee may exercise the power of the Board in the management of our business and affairs with respect to matters referred to it by the Board and urgent matters requiring Board action that, in the determination of the Chairman of the Board, should not await the Board’s next regularly scheduled meeting.
The Executive Committee consists of the Chairman of the Board and the chairs of our other standing committees, and meets on an ad hoc basis when circumstances necessitate.

MEMBERS
•
David B. Snow, Jr., Chair

•
William H. Frist, M.D.*

•
Thomas G. McKinley

•
Kenneth H. Paulus

•
David L. Shedlarz

QUALIFICATIONS
•
All members of the Executive Committee are independent

* Not standing for reelection

Board Role in Risk Oversight
The Board believes that evaluating our executive team’s management of the risks confronting the Company is one of its most important areas of oversight. The Board further believes that taking an active role in the oversight of the Company’s corporate strategy and the related risks is appropriate, given our Board members’ combined breadth and depth of experience, and is critical to ensuring that the long-term interests of the Company and its stockholders are being served. The Board also encourages management to promote a culture that actively manages risks as a part of the Company’s corporate strategy and day-to-day business operations. The Board administers its risk oversight function both directly and through its committees. For risks that fall within a committee’s areas of primary responsibility and expertise, the Board assigns oversight to that committee, which then also apprises the full Board of significant matters and management’s response. The full Board directly oversees overall corporate risk and strategy and other matters that do not fall within the responsibility of a particular committee.

BOARD
•
Our Board, acting as a whole and through its committees, has responsibility for the oversight of risk management.

•
In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. If necessary, the Chairman of the Board may require additional information from, or that certain actions be taken, by management on particular risk matters.

MANAGEMENT
•
In general, management is responsible for the day-to-day management of the risks we may encounter. Management is responsible for developing and implementing the Company’s strategic plans and for identifying, evaluating, managing, and mitigating the risks inherent in those plans through our risk management program.

•
Senior management attends the regular meetings of the Board and is available to address questions and concerns raised by the Board on risk management-related matters.

• This combination provides the focus, scope, expertise and continuous attention necessary for effective risk management.

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Corporate governance and board matters

AUDIT COMMITTEE	COMPENSATION COMMITTEE

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of:
•
financial reporting

•
internal controls over financial reporting

•
cybersecurity

•
compliance with legal and regulatory requirements

The Audit Committee regularly discusses risk assessment and risk management policies with management and our independent auditors, including our major risk exposures, such as cybersecurity, data privacy, and environmental and social concerns, their potential financial impact on our organization and the steps we take to mitigate and manage these risks, including financial reporting that encompasses disclosure controls and procedures.
The Audit Committee regularly reviews the Company’s key risks, risk mitigation strategies, and available related risk mitigation metrics that are identified by our enterprise risk management (“ERM”) program. The committee solicits input from directors on the steps taken to mitigate risks and plans for additional mitigation going forward. Our head of internal audit also reports to the Chairman of the Audit Committee.
The Audit Committee assists the Board with oversight of risk management by:
•
reviewing the Company’s financial statements and Company’s quarterly and annual reports filed with the SEC, including the risk factors disclosed therein

•
meeting with our independent auditors at regularly scheduled meetings of the Audit Committee to review their reports on the adequacy and effectiveness of our disclosure and internal controls

•
discussing with management our major financial risks and exposures and the steps management has taken to mitigate, monitor and control any risks and exposures

The Compensation Committee assists our Board in fulfilling its oversight responsibilities in the management of risks arising from our human capital management and compensation policies and programs, and retains outside compensation and legal experts for that purpose.
In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe our executive compensation program does not encourage excessive or unnecessary risk taking or create risks that are reasonably likely to have a material adverse effect on us. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	QUALITY OF CARE AND PATIENT SAFETY COMMITTEE
The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities in managing the risks associated with the organization including membership and structure of the Board, corporate governance, our compliance and ethics program, and succession planning for our directors. The Committee receives frequent updates regarding key compliance issues from the Chief Compliance Officer, who reports to the Chief Legal Officer as well as to the Chairman of the Nominating and Corporate Governance Committee.	The Quality of Care and Patient Safety Committee assists our Board in managing risks associated with the quality of medical care delivered to our members and our efforts to improve and advance medical care and patient safety.
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ENTERPRISE RISK MANAGEMENT PROGRAM

To better anticipate, identify, prioritize and manage the risks we may encounter, we have implemented an ERM program that was developed under the oversight of our Board and management. The ERM program is designed to:
•
identify potential risks

•
ensure that those risks are managed with the appropriate risk appetite

•
provide reasonable means by which to measure achievement of our objectives

•
leverage the insights of risk and control owners to determine the current state of the risks we are facing

As part of our overall ERM program we established a management ERM committee. The role of the ERM committee is to:
•
design, implement, execute and monitor our ERM practices, including review and approval of risk assessments and action plans for improvement activities

•
together with the internal audit team, analyze identified risks, categorize them by topic, likelihood (inclusive of the risk timeframe), impact and risk mitigation effectiveness and report to management

•
consult with third-party experts from time-to-time as part of the risk-assessment process

•
facilitate periodic reporting to our Board and its committees, soliciting input from directors on the steps taken to mitigate risks and plans for additional mitigation

The ERM committee considers both current risks, including timeframes reflected by those risks, as well as emerging risks and future threats. The focus of the Board’s oversight varies based on the type and timing of the risk being discussed. For example, for a long-term risk, the Board focuses on advance planning.
We believe our ERM program:
•
leads to enhanced corporate governance

•
improves our ability to respond to changing business demands

•
promotes an open, positive and risk-aware culture

We recognize the increasing significance that cybersecurity has to our operations and the success of our business. We also recognize the need to continually assess cybersecurity risk and evolve our response in the face of a rapidly and ever-changing environment. Due to the sensitive nature of our members’ and clients’ data, we have a heightened focus on data security and protection. We have a rigorous and comprehensive information security program managed by a dedicated team of security engineers and analysts. We have implemented telehealth industry standard processes, policies, and tools through all levels of our software development and network administration, including regularly scheduled vulnerability scanning and third-party penetration testing to reduce the risk of vulnerabilities in our system. In addition, our enterprise security program is periodically evaluated by expert third parties to ensure we are meeting or exceeding standards, best practices, and regulatory requirements. One example of such an independent third-party certification that we have achieved is HITRUST. As part of its program of regular oversight, the Audit Committee is responsible for overseeing the organization’s cybersecurity risk.
Identifying and Evaluating Director Nominees
The Board is responsible for selecting director nominees. The Nominating and Corporate Governance Committee identifies candidates in consultation with management, through the use of search firms or other advisors, recommendations submitted by stockholders or current directors or other methods as the Committee deems to be helpful to identify candidates.
Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the qualifications for director nominees established by the Committee. The Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Committee feels appropriate in the evaluation process. Meeting as a group, the Committee discusses and evaluates the qualities and skills of each candidate, both on an individual basis and considering the overall composition and needs of the Board. Based on the results of this evaluation process, the Committee recommends candidates for the Board’s approval as director nominees.
When assessing director candidates, the Nominating and Corporate Governance Committee considers a nominee’s qualifications, skills and attributes, including depth and breadth of professional experience and
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Corporate governance and board matters
independence. A nominee must, at a minimum, have demonstrated exceptional ability and judgment and be of the highest personal and professional integrity. The Committee does not have a formal policy with respect to diversity; however, the director nomination process is designed to ensure the Board considers members with diverse backgrounds including race, ethnicity, gender, knowledge, experience, skills and expertise, as applicable to our industry. The Board assesses its goals for diversity through the Board composition review process as part of the Board’s annual self-assessment process.
Director Candidates Recommended by Stockholders
According to our Bylaws, a stockholder or a group of up to 25 stockholders owning 3% or more of the shares of our capital stock continuously for at least three years may nominate, and include in our proxy materials for an annual meeting of stockholders, director candidates constituting up to 20% of the Board, but not less than two, elected by the holders of our capital stock, provided the stockholder (or group) and each nominee satisfies the requirements specified in our Bylaws.
Stockholders may submit recommendations for director candidates to the Nominating and Corporate Governance Committee by sending the individual’s name and qualifications to our corporate secretary, who will forward all recommendations to the Committee.
Teladoc Health, Inc. Nominating and Corporate Governance Committee c/o Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577
The Nominating and Corporate Governance Committee will evaluate any candidate recommended by stockholders against the same criteria and policies and procedures applicable to the evaluation of candidates proposed by directors or management. The Committee has full discretion in considering all nominations to the Board. Alternatively, stockholders who would like to nominate a candidate for director (in lieu of making a recommendation to the Committee) must comply with the requirements described in this proxy statement and our Bylaws. See “Additional Information―Procedures for Submitting Stockholder Proposals” on page 92.
Communications with Directors
You may communicate directly with any member or committee of the Board by writing to our principal executive office at:
Teladoc Health Board of Directors c/o Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577
Please specify to whom your letter should be directed. Our corporate secretary reviews all correspondence and regularly forwards to the Board a summary of all correspondence and copies of correspondence that, in his or her opinion, deals with the functions of the Board or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board. Board members may, at any time, review a log of all correspondence received by us that is addressed to Board members and request copies of any such correspondence.
Interested parties who wish to communicate with non-management directors, or with the presiding director of the Board’s executive sessions, may contact:

Teladoc Health Board of Directors
c/o Corporate Secretary
Attn: Non-Management Directors (or the Presiding
Director for executive sessions, as applicable)
2 Manhattanville Road, Suite 203
Purchase, New York 10577

All mail received will first be opened and screened for security purposes.
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Corporate governance and board matters
Related-Party Transactions
Our Board reviews and approves transactions with any “related party,” which includes directors, executive officers and holders of 5% or more of our capital stock and their affiliates. Pursuant to our written Related-Party Transaction Policy, the Audit Committee reviews the relevant facts and circumstances of the transaction, taking into account, among other factors that are appropriate, whether the transaction is inconsistent with our or our stockholders’ interests, whether the transaction is on terms comparable to those that could be obtained in a transaction with an unrelated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. No director may participate in any approval of a related-party transaction to which he or she is a related party.
Certain types of transactions, which would otherwise require individual review, have been pre-approved by the Audit Committee. These types of transactions include, for example, compensation to a director or executive officer where the compensation is required to be disclosed in our proxy statement or transactions where the interest of the related party arises only by way of a directorship or minority stake in another organization that is a party to the transaction. Additionally, according to our Related-Party Transaction Policy, all related-party transactions are required to be disclosed in applicable filings as required by the Securities Act of 1933, as amended, and the Exchange Act and related rules. All related-party transactions are required to be disclosed to the full Board.
There was no transaction or series of similar transactions during 2022 to which we were or will be a party for which the amount involved exceeds or will exceed $120,000 and in which any related party had or will have a direct or indirect material interest.
Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM
Our Board’s non-employee director compensation program that is reflective of our continued growth and shifts in market practice, and is designed to provide a total compensation package that we feel will attract and retain, on a long-term basis, high-caliber non-employee directors and support the alignment of interests between our directors and long-term stockholders. The Board may amend, modify or terminate the program at any time. The program is reviewed regularly by the Compensation Committee and the full Board and references the policies and pay practices of a peer group of similar companies selected by the Committee in consultation with Aon.
Under the program, all non-employee directors receive a mix of cash and equity compensation. Cash compensation consists of annual retainers earned for serving on our Board, with additional retainers earned for serving as members of the committees of our Board or as chairpersons of the Board or its committees. Cash retainers are prorated for partial years of service. No additional compensation is paid to the chairperson or members of the Executive Committee.
Equity compensation consists of an initial equity award when a non-employee director is elected or appointed to the Board (“Initial Awards”) and an annual equity award on the date of our annual meeting to continuing non-employee directors who have served on the Board for at least six months (“Annual Awards”). Initial Awards are in the form of restricted stock units (“RSUs”), with one-third of the award vesting on the first anniversary of the grant date, and then in eight substantially equal quarterly installments over the subsequent two years. Annual Awards issued are also in the form of RSUs, which vest on the earlier of the first anniversary of the grant date or the day immediately prior to the date of the next annual meeting occurring after the date of grant. All outstanding unvested Initial Awards and Annual Awards also vest upon a change in control. The value of Initial Awards and Annual Awards is determined using the closing price of our common stock on the NYSE on the date of the award. The Board has reserved discretion under the program to pay all or a portion of the equity awards in any combination of equity-based awards available for grant under the any applicable equity incentive plan then-maintained by us.
Teladoc Health 2023 Proxy Statement | 23

Corporate governance and board matters
The table below summarizes compensation provided under the program during 2022.
ANNUAL CASH RETAINERS	($)
All non-employee directors	45,000
Chairman of the Board	50,000
Committee chairs:
Audit Committee	20,000
Compensation Committee	20,000
Nominating and Corporate Governance Committee	10,000
Quality of Care and Patient Safety Committee	10,000
Committee members:
Audit Committee	10,000
Compensation Committee	7,500
Nominating and Corporate Governance Committee	5,000
Quality of Care and Patient Safety Committee	5,000
EQUITY-BASED AWARDS	($)
Initial Awards	250,000
Annual Awards	225,000
DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
We maintain a Deferred Compensation Plan for non-employee directors (the “Deferred Compensation Plan”) that permits our non-employee directors to defer payment of all or a portion of the awards of restricted stock or RSUs granted to them for their service as a director. A participant’s election to defer receipt of these awards must generally be made prior to the year to which the stock award relates (or, for a newly nominated director, within 30 days following the date of the commencement of the director’s service as a director).
Deferred awards are credited to an account in an equal amount of deferred stock units with dividend equivalent rights. Dividend equivalent rights entitle a participant, as of a dividend payment date, to have credited to the participant’s account under the plan a number of additional deferred stock units equal to the amount of any ordinary cash dividend paid by us on the number of shares of common stock equivalent to the number of deferred stock units in the participant’s deferred compensation account as of the record date for the dividend, divided by the fair market value of one share of common stock on the dividend payment date. Deferred stock units (including any additional deferred stock units resulting from dividend equivalent rights) are subject to the same vesting or other forfeiture conditions that would have otherwise applied to the deferred awards. For each deferred stock unit granted under the Deferred Compensation Plan, we will issue to the participant one share of our common stock (or, at the election of the Compensation Committee, an equivalent cash amount based on the fair market value of a share of common stock on the date immediately preceding the payment date) on the first to occur of:
•
within 90 days following the date that is 30 days, five years or ten years after the participant’s separation from service, as elected by the participant in the applicable deferral election

•
immediately prior to, on, or within 30 days following a change in control

•
upon the participant’s death. If the participant is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the payment will instead be made on the later to occur of the scheduled distribution date and the first day of the seventh month following the date of the participant’s separation from service (within the meaning of Section 409A of the Code) or, if earlier, the date of the participant’s death

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Corporate governance and board matters
2022 DIRECTOR COMPENSATION TABLE
The following table provides information regarding all compensation earned by or paid to each person who served as a non-employee director during some portion of 2022, including amounts deferred in 2022 at such person’s election under the Deferred Compensation Plan. Mr. Gorevic, who is also our Chief Executive Officer, received no compensation for his service as a director. Refer to “Executive Compensation—2022 Summary Compensation Table” and the narrative description thereto on page 44 for information regarding Mr. Gorevic’s compensation from us during 2022. Additionally, Mr. Bischoff ceased serving on our Board on May 26, 2022.
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(1) ($)	TOTAL ($)
Christopher Bischoff	25,240	―	25,240
Karen L. Daniel	55,000	224,985	279,985
Sandra L. Fenwick	55,000	224,985	279,985
William H. Frist, M.D.	62,500	224,985	287,485
Catherine A. Jacobson	55,000	224,985	279,985
Thomas G. McKinley	65,000	224,985	289,985
Kenneth H. Paulus	60,000	224,985	284,985
David L. Shedlarz	65,000	224,985	289,985
Mark Douglas Smith, M.D., MBA	55,000	224,985	279,985
David B. Snow, Jr.	107,500	224,985	332,485

(1)
Represents the aggregate grant date fair value of RSUs that vest based on continuous service granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 15 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. The table below shows the number of option awards (vested and unvested) and stock awards held by each non-employee director as of December 31, 2022:

NAME	STOCK OPTIONS (#)	STOCK AWARDS (#)
Christopher Bischoff	―	―
Karen L. Daniel	―	7,162
Sandra L. Fenwick	―	7,162
William H. Frist, M.D.	81,570	6,726
Catherine A. Jacobson	―	7,460
Thomas G. McKinley	―	6,726
Kenneth H. Paulus	14,647	6,726
David L. Shedlarz	4,082	6,726
Mark Douglas Smith, M.D., MBA	8,132	6,726
David B. Snow, Jr.	42,212	6,726
Teladoc Health 2023 Proxy Statement | 25

Executive compensation

Proposal 2―Advisory Vote on Executive Compensation
This proposal requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”
Details concerning how we implement our compensation philosophy and structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and our performance.
The Compensation Committee believes the support received from stockholders last year demonstrates that our stockholders strongly approve of the philosophy, strategy, objectives and implementation of our executive compensation programs. After considering this result and engagement with stockholders, and following our annual review of our executive compensation philosophy, the Committee decided to retain our overall approach to executive compensation. However, we have adjusted our compensation program in response to stockholder feedback by emphasizing longer performance periods for RSUs that vest based on performance measures. We believe our 2022 named executive officer compensation demonstrates our commitment to aligning executive pay with corporate performance, and that our executive compensation program is aligned with stockholder interests and merits continued stockholder support.
This vote is advisory and will not be binding upon us, the Board or the Compensation Committee, nor will it create or imply any change in the duties of us, the Board or the Committee. The Committee will consider the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.
Our Board has determined that providing a stockholder advisory vote to approve the compensation of our named executive officers every year represents a best practice in corporate governance, and it is expected the next Say-on-Pay vote will occur at the 2024 annual meeting of stockholders.
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve the compensation, on an advisory basis, of our named executive officers.
Your Board of Directors recommends that you vote FOR the resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.
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Executive compensation
Executive Officers
Except for Mr. Gorevic, who serves as (and is nominated to continue as) a director, set forth below is biographical information about each of our executive officers. For biographical information on Mr. Gorevic, see “Corporate Governance and Board Matters―Director Nominees” on page 8.
ARNNON GESHURI Age 53 Chief People Officer since October 2020
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief People Officer (2020 to present)
Mr. Geshuri is responsible for developing organizational talent at scale for us. Aligning our culture and long-term vision, he oversees all human resources functions, including talent acquisition, learning and development, benefits and compensation, workplace, and DEI.
•
LIVONGO

Chief People Officer (2017 to its merger with Teladoc Health in 2020)
•
TESLA

Vice President of Human Resources, overseeing the growth of Tesla from a 400-person start-up to an integrated sustainable energy company with more than 35,000 employees around the globe (2009 to 2017)

•
GOOGLE

Senior Director of Staffing Operations, designing Google’s legendary recruitment organization and talent acquisition strategy (2004 to 2009)
•
E*TRADE FINANCIAL

Vice President, People Operations and Director of Global Recruiting (1999 to 2002)
•
APPLIED MATERIALS, INC.

Senior Human Resources Programs Manager (1994 to 1999)
OTHER CURRENT DIRECTORSHIPS
Mr. Geshuri sits on several start-up and academic advisory boards, including:
•
Santa Clara University Leavey School of Business Master of Science in Business Analytics program

EDUCATION
•
MS in Industrial/Organizational Psychology, San José State University

•
BA in Psychology, University of California at Irvine

CLAUS T. JENSEN, PhD Age 55 Chief Innovation Officer since April 2021
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Innovation Officer (2021 to present)
Dr. Jensen leads technology and innovation for us. Under his direction, the research and development team applies product innovation, data science, technological expertise and clinical excellence to transform how people access and experience healthcare around the world.
•
MEMORIAL SLOAN KETTERING CANCER CENTER

Chief Digital and Technology Officer, overseeing the integration of data and technology resources that enabled MSK to meet critical care and research objectives (2019 to 2021)
•
CVS HEALTH-AETNA

Chief Technology Officer (2015 to 2019)

•
IBM

Various leadership roles, including Chief Architect API Economy and SOA (2008 to 2015)
•
DANSKE BANK

Various leadership roles, including Senior Vice President and Chief Architect, Head of Architecture and Business Development (1995 to 2008)
Dr. Jensen has authored numerous publications and holds patents covering integration, APIs and transformation.
EDUCATION
•
PhD in Computer Science, Aarhus University, Denmark

•
BA in Mathematics, Aarhus University, Denmark

Teladoc Health 2023 Proxy Statement | 27

Executive compensation
LAIZER KORNWASSER Age 52 President, Enterprise Growth and Global Markets since October 2022
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

President, Enterprise Growth and Global Markets (2022 to present)
Mr. Kornwasser oversees company performance across client channels and product lines.
•
CARECENTRIX

President and Chief Operating Officer (2018 to 2022)

•
YESHIVA UNIVERSITY

Professor of Management and Member of the Board of Trustees (2015 to 2019)
•
MEDCO HEALTH SOLUTIONS

Various leadership roles, including Senior Vice President, Consumer Solutions and Retail Markets (2003 to 2012)
EDUCATION
•
MBA, Harvard Business School

•
Bachelor’s degree, Accounting, Yeshiva University

MALA MURTHY Age 59 Chief Financial Officer since June 2019
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Financial Officer (2019 to present)
Ms. Murthy leads our global finance organization, including accounting, financial planning & analysis and investor relations. With a focus on assuring stockholder value, she is a seasoned leader with a proven track record of driving balanced top-and-bottom-line growth. Ms. Murthy brings a passion for developing & implementing strategies that drive both short-term and long-term value, acquired from extensive financial management experience in diverse industries. Ms. Murthy has successfully supported substantial acquisitions and overseen the development of capital structure and liquidity strategies.

•
AMERICAN EXPRESS

Chief Financial Officer of Global Commercial Services; led strategic investment decisions and P+L stewardship (2016 to 2019)
Various other senior executive positions (2012 to 2016)
•
PEPSICO

Various leadership positions leading high growth business units (1995 to 2012)
OTHER CURRENT DIRECTORSHIPS
•
Avantor, Inc.

EDUCATION
•
Master’s degree, Public & Private Management, Yale School of Management

•
MBA, India Institute of Management

•
Bachelor’s degree, Computer Science & Engineering, Jadavpur University, India

VIDYA RAMAN-TANGELLA Age 54 Chief Medical Officer since April 2022
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Medical Officer (2022 to present)
Ms. Raman-Tangella is responsible for leading our clinical vision, working cross-functionally to improve health outcomes for our members, and ensuring we deliver the best-possible quality care when and where it’s needed.
•
AMAZON WEB SERVICES

General Manager of Healthcare and Life Sciences (2021 to 2022)

•
HIA TECHNOLOGIES, INC.

Chief Medical Officer (2019 to 2021)
•
UNITED HEALTH GROUP

Various leadership positions (2011 to 2017)
•
JOHNSON & JOHNSON

Director of Innovation (2009 to 2011)
EDUCATION
•
Master of Health Administration, Cornell University

•
•
Bachelor of Medicine, Bachelor of Surgery, MBBS degree, Osmania University, India

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Executive compensation
DANIEL TRENCHER Age 51 Senior Vice President of Corporate Strategy since October 2020
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Senior Vice President of Corporate Strategy (2020 to present)
Mr. Trencher leads corporate strategy and is responsible for developing the organization’s long term strategic vision. Under his direction, his team ensures the alignment of short-and long-range plans, strategic investment roadmaps and channel-level strategies and objectives.
Various other senior positions (2011 to 2020)
Previously, Mr. Trencher led business development, product and strategy for us, ensuring the delivery of innovative commercial products and market-leading experiences. He brings extensive experience in the healthcare industry, including hands-on product and operational expertise from a wide array of healthcare customer segments.

•
WELLPOINT (now ELEVANCE HEALTH) and WELLCHOICE, INC.

Various leadership positions developing and managing growth initiatives across the healthcare value chain, ranging from providers to disease management and wellness programs to health information technology (2002 to 2011)
EDUCATION
•
MBA, University of Chicago

•
Bachelor’s degree, Economics, University of Pennsylvania

ANDREW TURITZ Age 50 Senior Vice President of Corporate Development since January 2015
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Senior Vice President of Corporate Development (2015 to present)
Mr. Turitz is responsible for identifying, evaluating and executing growth opportunities for the organization through partnerships, acquisitions, joint ventures and other third-party relationships. Mr. Turitz has extensive experience in global healthcare mergers and acquisitions and partnerships, including the management of all phases of analysis, diligence, and transaction structuring and through product integration, go-to-market strategies, and operational implementation.
Prior to joining Teladoc Health, Mr. Turitz advised on M&A transactions for Fortune 500 companies and led investments in and served on the board of directors for venture-backed companies. He is also an entrepreneur who has launched and joined numerous early-stage businesses.

•
AETNA

Vice President, Business Development, Healthagen (2012 to 2015)
•
SANDBOX INDUSTRIES/BLUE VENTURE FUND

Managing Director (2008 to 2012)
•
BANK OF AMERICA

Vice President, Healthcare M&A (2003 to 2008)
OTHER CURRENT DIRECTORSHIPS
•
Family Focus

EDUCATION
•
MBA, Kellogg School of Management at Northwestern University

•
Bachelor’s degree, Stanford University

Teladoc Health 2023 Proxy Statement | 29

Executive compensation
ADAM C. VANDERVOORT Age 48 Chief Legal Officer and Secretary since February 2015
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Legal Officer and Secretary (2015 to present)
Mr. Vandervoort helps us comply with applicable laws and serves as secretary to our Board. He is responsible for all of our legal matters, including government affairs, corporate governance, securities law, intellectual property, and privacy.
•
INDEPENDENCE HOLDING COMPANY

Corporate Vice President, General Counsel and Secretary (2006 to 2015)
•
PAUL HASTINGS LLP

Associate Attorney in Corporate Practice (2004 to 2006)

•
FEDEX CORPORATION

Staff Attorney (2002 to 2004)
•
SULLIVAN & CROMWELL LLP

Associate Attorney in Corporate Practice (1999 to 2002)
RECOGNITIONS
•
Admitted to practice law in the states of California, Connecticut and New York

•
Served on the Municipal Board of Ethics, Stamford, Connecticut

EDUCATION
•
J.D., University of Pennsylvania Law School

•
AM and AB, University of Chicago

STEPHANY VERSTRAETE Age 54 Chief Marketing Officer since January 2016
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Marketing Officer (2016 to present)
Ms. Verstraete leads our global marketing and communications efforts, driving the growth of member adoption and utilization through best-in-class channel engagement strategies and consumer relationship management. She is also responsible for the market positioning of our brand and growing the product portfolio. Ms. Verstraete’s career has been dedicated to driving consumer behavior change in new and emerging industries, with a proven track record of building digital brands and growing high-performing global teams.
•
TRUVERIS

Chief Marketing Officer, transitioned to the healthcare industry (2014 to 2015)
•
EXPEDIA

Various senior marketing leadership positions (2004 to 2009)

•
MATCH.COM

Head of Marketing and Business Development (2000 to 2004)
•
KRAFT

Director, Marketing (1996 to 1999)
•
FRITO-LAY

Various sales and marketing positions (1992 to 1994)
OTHER CURRENT DIRECTORSHIPS
•
Avalon Healthcare Solutions

EDUCATION
•
International MBA, York University

•
Honors Bachelor of Economics, Queen’s University, Canada

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Executive compensation
MICHAEL WATERS Age 50 Chief Operating Officer since July 2022
CAREER HIGHLIGHTS
•
TELADOC HEALTH, INC.

Chief Operating Officer (2022 to present)
Mr. Waters is responsible for our portfolio of strategic services and solutions, ensuring we have the proper infrastructure, systems, metrics and teams to effectively grow our business and delivering on our strategic objectives to support a seamless, efficient customer experience.
•
PROVIDENCE

Executive Vice President and Chief Executive of the Ambulatory Care Network (2018 to 2022)
Various other senior executive positions (2008 to 2018)

•
W MEDICAL GROUP

President and Owner (2005 to 2008)
•
MED STAT INCORPORATED

Founder and Vice President (2004 to 2005)
OTHER CURRENT DIRECTORSHIPS
•
Active Wellness

EDUCATION
•
Master of Health Administration, University of Washington

•
Bachelor’s degree, Communication, Southern Methodist University

Teladoc Health 2023 Proxy Statement | 31

Executive compensation
Compensation Discussion and Analysis
CD&A ROADMAP
32	Compensation Discussion and Analysis
32	Named Executive Officers and Overview
32	2022 Performance and Company Highlights
33	Compensation Philosophy and Objectives
34	Total 2022 target compensation mix
34	Stockholder Outreach and “Say-on-Pay” Advisory Vote
35	Determination of Compensation
35	Role of the Compensation Committee and executive officers
35	Compensation consultant
35	Peer group and market data
36	Elements of Compensation
36	Base salaries
37	Cash bonuses
39	Equity awards
42	Retirement, health, welfare and additional benefits
42	Employment Agreements
42	Tax Implications
42	Accounting Considerations
43	Compensation Policies and Practices
43	Stock ownership guidelines
43	Insider trading policy
43	Clawback policy

NAMED EXECUTIVE OFFICERS AND OVERVIEW
In this Compensation Discussion and Analysis, we address our philosophy, programs and processes related to the compensation paid or awarded for 2022 to our named executive officers, the overall objectives of our compensation program and the elements of our compensation program. We also explain how and why the Compensation Committee arrived at specific material compensation decisions during the year.
Our named executive officers for 2022 are:

Jason Gorevic	Mala Murthy	Claus T. Jensen, PhD	Laizer Kornwasser	Michael Waters
CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER	CHIEF INNOVATION OFFICER	PRESIDENT, ENTERPRISE GROWTH AND GLOBAL MARKETS	CHIEF OPERATING OFFICER
The primary objectives of our executive compensation program are to retain key executives, attract new talent, link compensation to achievement of short- and long-term business objectives and align the interests of our executives with those of our long-term stockholders. We believe our 2022 named executive officer compensation demonstrates our commitment to aligning executive pay with corporate performance.
2022 PERFORMANCE AND COMPANY HIGHLIGHTS
Despite a challenging macro environment, our underlying business continued to perform with positive momentum in 2022 demonstrated by our ability to continue driving solid full-year revenue growth, as well as the expansion of our product offerings and enhancement of the level of care delivered across our integrated whole-person platform during 2022. The Compensation Committee set rigorous revenue and adjusted EBITDA targets in early 2022 and made no changes to those goals notwithstanding the challenging market dynamics that unfolded as the year progressed. Ultimately, while we delivered strong results in this environment, including 18% full year revenue growth year-over-year, performance fell short of our rigorous goals, as reflected in the pay outcomes described below in the section titled “Compensation Discussion and Analysis.” In addition, given the extreme volatility in our stock price, continued competitive hiring environment and our retention concerns, the Committee determined it was critical to provide retention awards to its employees, including two of our named executive officers during 2022.
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Executive compensation
2022 By The Numbers (as of December 31, 2022, except as otherwise noted)
$2.4B	$918M	$1.42

REVENUE GROWTH IN 2022 OF 18%	CASH AND CASH EQUIVALENTS AND SHORT TERM INVESTMENTS POSITION, UP 2%	AVERAGE REVENUE PER U.S. INTEGRATED CARE MEMBER IN 2022, DOWN 2%
83.3M	419K	1.0M

U.S. INTEGRATED CARE MEMBERS	BETTERHELP PAYING USERS	CHRONIC CARE ENROLLMENT

COMPENSATION PHILOSOPHY AND OBJECTIVES
Paying for performance is a key attribute of our compensation philosophy. Fundamentally, our executive compensation program links compensation to the achievement of specific, predetermined financial and performance goals that further our business strategies.
A key objective of our compensation program is to retain and attract qualified executives. We believe our ability to keep our senior executive team intact and motivated is tied to our compensation programs. Compensation of each named executive officer is intended to be based on the performance of the organization overall and the executive personally. The Compensation Committee has responsibility for establishing and reviewing the compensation of our Chief Executive Officer and for each of the executive officers who reports to him.
In establishing executive officer compensation, the following are among the Compensation Committee’s objectives:
1	2	3	4

ATTRACT AND RETAIN INDIVIDUALS OF SUPERIOR ABILITY AND MANAGERIAL TALENT	ENSURE COMPENSATION IS ALIGNED WITH OUR CORPORATE STRATEGIES AND BUSINESS OBJECTIVES AND THE LONG-TERM INTERESTS OF STOCKHOLDERS	DELIVER COMPENSATION IN THE FORM OF EQUITY TO ALIGN WITH STOCKHOLDER VALUE CREATION	PROMOTE TEAMWORK WHILE ALSO RECOGNIZING THE INDIVIDUAL CONTRIBUTIONS EACH EXECUTIVE OFFICER MAKES TO OUR SUCCESS
Teladoc Health 2023 Proxy Statement | 33

Executive compensation
TOTAL 2022 TARGET COMPENSATION MIX

(1)
Excludes cash sign-on bonuses for new hires and special grants made to Ms. Murthy and Dr. Jensen in June 2022

To achieve our compensation objectives, we provide executives with a competitive total compensation package, which consists primarily of the following fixed and variable elements:
	COMPENSATION ELEMENT	COMPENSATION OBJECTIVE
FIXED	ANNUAL BASE SALARY	• Recognize performance of job responsibilities and attract and retain individuals with superior talent
VARIABLE	ANNUAL CASH BONUSES	• Provide incentives to attain short-term financial and operational goals
	LONG-TERM INCENTIVE COMPENSATION	• Promote the maximization of stockholder value by aligning the interests of employees and stockholders
STOCKHOLDER OUTREACH AND “SAY-ON-PAY” ADVISORY VOTE
At our 2022 annual meeting of stockholders, approximately 92% of the votes cast (excluding abstentions and broker non-votes) were cast in favor of the non-binding advisory vote to approve the compensation of our named executive officers as disclosed in that year’s proxy statement.

•
The most recent Say-on-Pay vote indicates stockholder support of the philosophy, strategy and objectives of our executive compensation programs.

•
Following the annual review of our executive compensation philosophy by our Compensation Committee, as well as our most recent Say-on-Pay results and engagement with stockholders, our overall approach to executive compensation will not change. However, we have adjusted our compensation program in response to stockholder feedback by further emphasizing longer performance periods for PSUs.

•
The Compensation Committee will continue to monitor stockholder feedback, including the results of the annual Say-on-Pay vote, in making future decisions affecting our compensation programs.

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Executive compensation
DETERMINATION OF COMPENSATION
Role of the Compensation Committee and executive officers
Our executive compensation program is administered by the Compensation Committee, which performs its work in consultation with the Board. Our CEO typically provides annual recommendations to the Committee and discusses with the Committee the compensation and performance of our executive officers, other than himself. Our CEO bases his recommendations upon his review — formed both subjectively and objectively against individually developed goals — of the performance of the executive officers, our overall performance against our applicable corporate goals (as described further below in the section titled “— Elements of Compensation — Cash bonuses”) and his assessment of the executive officer’s contributions to such performance, internal pay equity considerations, his assessment of the competitiveness of the market for each executive officer’s services and an annual self-evaluation performed by each named executive officer. The Committee evaluates any recommended compensation adjustments or awards to executive officers and ultimately determines executive compensation. In order to determine the CEO’s compensation, the Committee reviews the performance of the CEO and meets in executive session to evaluate the CEO’s performance.
Compensation consultant
To support the Compensation Committee in fulfilling its duties, the Committee has retained Aon as its third-party compensation consultant to assist with the Committee’s design and evaluation of compensation for our executive officers and directors. Pursuant to its charter, the Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to the Committee, as well as the sole authority to approve the consultants’ fees and other terms and conditions of retention. The Committee receives advice, data and recommendations from Aon pertaining to the appropriate amount, mix and vesting and other terms for our executive compensation programs, as well as peer group and market information that the Committee uses when determining whether our executive compensation is competitive in the market in which we compete for talent. Aon periodically receives requests for information from the Committee, from our CEO or from our Chief People Officer pertaining to individual promotions, incentive compensation, potential personnel recruitment and other situations in which market compensation insight may benefit our decision-making process.
During 2022, we paid Aon approximately $152,000 in fees for determining or recommending the amount and form of compensation to our directors and executive officers, including our equity compensation policies. In addition to the fees we paid to Aon for services provided to our Compensation Committee, we also paid approximately $268,000 in fees to Aon plc during fiscal 2022 for health and benefits-related insurance support. The Compensation Committee was aware of these additional services, which were directed by management, but did not direct these activities. The Committee reviewed these services and the broader relationship between us and Aon and determined that this did not impair Aon’s independence when providing compensation consulting services to the Board. The Committee has considered the adviser independence factors required under SEC rules as they relate to Aon and does not believe Aon’s work in 2022 raised a conflict of interest.
Peer group and market data
With the assistance of Aon, the Compensation Committee considers market data, in addition to other factors, to better inform its determination of the key elements of our compensation program. This review of market data assists with setting a framework to develop compensation programs the Committee believes enables us to compete effectively for new employees and retain existing employees. In general, the market data consists of compensation information from both broad-based compensation surveys and company-specific peer group analyses.
The Compensation Committee selected the companies in our peer group because it believes these companies compete with us for executive talent and are similar to us in terms of revenue growth rate, market capitalization, industry and size. The Committee also determined the companies in our peer group generally have executive officer positions that are comparable to us in terms of breadth, complexity and scope of responsibilities. In order to establish an appropriate peer group when reviewing and determining the 2022 compensation for our named executive officers to reflect the scope of work, business complexity and the nature of the roles where we compete for talent in a highly competitive market, the Committee considered healthcare technology and SaaS-based software solutions providers with market capitalizations of 0.3x to 3x and revenue of 0.5x to 4x, in each case compared to us at the time of approval. With input and advice from Aon, the Committee removed Square, Inc. from the peer group for purposes of 2022 compensation due to its market capitalization and
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revenue exceeding our criteria. Accordingly, based on recommendations of Aon and the additional factors described above, the Committee used the following peer group in 2022:
• AUTODESK, INC.	• ILLUMINA, INC.	• SPLUNK INC.
• CERNER CORPORATION	• INTUITIVE SURGICAL, INC.	• TWILIO INC.
• DATADOG, INC.	• OKTA, INC.	• VEEVA SYSTEMS INC.
• DEXCOM, INC.	• RESMED INC.	• WORKDAY, INC.
• DOCUSIGN, INC.	• RINGCENTRAL, INC.	• ZENDESK. INC.
• HUBSPOT, INC.
The Compensation Committee reviews the peer group annually and removes companies that it no longer believes are comparable and, to the extent applicable, adds new comparable companies that have disclosed public information that the Committee can use to form comparisons, including compensation paid by companies in our peer group to executives in positions comparable to those held by our executive officers.
Aon provides the Compensation Committee with market data on a role-specific basis and for similar job levels. This data helps inform policy direction although the Committee does not use any specific percentile, retaining the discretion to position pay for each role based on a particular executive officer’s individual contribution, professional experience and potential growth. We believe our compensation levels and mix are appropriate given our size and allow us to compete effectively for talent while aligning executive officer incentives tightly with those of our stockholders.
While we compete for executive talent to some degree with companies that have revenues significantly in excess of those represented in the surveys and peer group, we believe that the companies represented in the surveys and peer group similarly compete with such larger companies and hence are an appropriate comparison for our market.
ELEMENTS OF COMPENSATION
Base salaries
We provide a base salary as a fixed source of compensation for the named executive officers, allowing them a degree of certainty relative to the portion of their variable compensation, which consists of annual performance bonuses based on achievement of short-term goals and long-term equity awards with values that are generally tied to the price of our common stock. The Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain highly qualified executive talent.
Initial base salaries of our executive officers are established through arm’s-length negotiation at the time the individual executive officer is hired, taking into account his or her qualifications, experience, comparable market data and prior salary level. Thereafter, the Compensation Committee generally reviews, and adjusts as necessary, base salaries for each of our executive officers, at a minimum annually. The Committee generally reviews a range of market data as a reference for executive officer cash compensation, based on the data provided by Aon. The Committee does not generally target a specific percentile or apply a formula for setting pay. Instead, the Committee applies its best business judgment in determining the level of salary appropriate to compensate the existing named executive officers to motivate and retain them and to hire new executive officers, when and as required.
Additionally, in setting base salary levels, the Compensation Committee considers a range of factors, including:
•
the individual’s anticipated responsibilities and experience, and cash compensation for similarly situated executives at our peer group companies

•
the Committee members’ collective experience and knowledge in compensating similarly situated individuals at other companies

•
the value of the executive officer’s existing equity awards

•
a general sense of internal pay equity among our executive officers

The Compensation Committee annually reviews the base salaries of our executive officers against data received from Aon and may, based upon and following receipt of the advice of Aon, the recommendations of the CEO and of our Chief People Officer (other than with respect to their own respective base salaries) and in consultation with the Board, adopt certain market-based adjustments to take effect for the remainder of that year. Based upon these considerations, the Committee increased the annual base salaries of our named executive officers
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for 2022, effective March 1, 2022. The base salaries of Messrs. Kornwasser and Waters were established in connection with their commencement of employment with us in October 2022 and July 2022, respectively. The table below sets forth the annual base salaries during 2021 and 2022 for each named executive officer.
NAME	2021 BASE SALARY ($)	2022 BASE SALARY (EFFECTIVE MARCH 1, 2022) ($)	PERCENTAGE INCREASE
Jason Gorevic	675,000	700,000	3.7%
Mala Murthy	460,000	500,000	8.7%
Claus T. Jensen, PhD	450,000	470,000	4.4%
Laizer Kornwasser(1)	―	500,000	―
Michael Waters(2)	―	470,000	―

(1)
Mr. Kornwasser joined the Company on October 24, 2022.

(2)
Mr. Waters joined the Company on July 25, 2022.

In 2023, the Compensation Committee considered the most recently available competitive market data from Aon and increased the annual base salaries of the named executive officers for 2023, effective March 1, 2023, as noted in the table below. For Mr. Gorevic, the Committee determined, based on the recommendation of Aon, that in order to maintain a competitive cash compensation package approximating the median of our peer group, his base salary should be increased to $777,000.
With respect to Dr. Jensen’s 2023 salary increase, due to his personal circumstances, he requested a greater proportion of his total compensation in cash. The Compensation Committee accommodated the request in order to retain him; however, the Committee reduced his total compensation, consistent with its pay-for-performance philosophy, to take into account the shift in his pay mix resulting from this structure. The Committee therefore approved an increase in Dr. Jensen’s base salary for 2023 to $700,000 as well as a decrease in the size of the annual equity grant awarded to him from $5,000,000 to $2,000,000. As a result, Dr. Jensen’s overall 2023 target compensation amount decreased from $5,822,500 to $3,225,000.
NAME	2023 BASE SALARY (EFFECTIVE MARCH 1, 2023) ($)	PERCENTAGE INCREASE
Jason Gorevic	777,000	11.0%
Mala Murthy	520,000	4.0%
Claus T. Jensen, PhD	700,000	48.9%
Laizer Kornwasser	500,000	―
Michael Waters	470,000	―
Cash bonuses
To maintain a competitive compensation program, in addition to base salaries, we also provide compensation in the form of annual cash bonuses. To ensure total cash compensation falls within the competitive range, the Compensation Committee established target incentive levels based on a review of the market data, internal job leveling comparison and the percentage of pay it aims to link to performance. The actual payouts under the plan are tied to specific performance goals that are preestablished at the start of the fiscal year based on the Board-approved annual operating plan. The named executive officers are eligible to receive a cash bonus equal to a percentage of their base salary based on, among other factors, achievement of corporate financial goals and operational objectives and subject to the discretion of the Committee. The Committee believes that the use of performance-based cash bonuses helps motivate our employees, including the named executive officers, to achieve our short-term financial and operational objectives, while making progress towards our longer-term growth and other goals.
In 2022, each of our named executive officers was provided with a target cash bonus amount, determined based on performance and job level, established as a percentage of such named executive officer’s base salary as set forth in the table below.
In order to design compelling recruitment offers for Messrs. Kornwasser and Waters in a dynamic, highly competitive labor market and bridge their foregone cash compensation from their prior employments, we agreed to ensure that each executive received a minimum bonus in respect of 2022 in an amount equal to 100% and 75%, respectively, of their base salaries. On an ongoing basis, the target bonus for each is expected
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to be 75% of their respective base salary. For the same reasons, we also agreed to pay to Mr. Kornwasser a one-time signing bonus equal to $550,000, and to Mr. Waters a one-time signing bonus equal to $775,000 that would be pro-rata reimbursable to us if Mr. Waters were to leave the Company prior to June 15, 2024.
NAME	BONUS TARGET (% OF BASE SALARY)	PERCENTAGE BASED ON CORPORATE PERFORMANCE	PERCENTAGE BASED ON INDIVIDUAL PERFORMANCE
Jason Gorevic	120%	100%	―
Mala Murthy	75%	70%	30%
Claus T. Jensen, PhD	75%	70%	30%
Laizer Kornwasser	100%	70%	30%
Michael Waters	75%	70%	30%
For 2022, the corporate performance component was measured for Teladoc Health on a standalone basis (not including the effects of any significant acquisition) against financial targets, weighted as follows:
The portion of the annual bonus based on corporate performance may range from zero to a maximum of no more than 200% of the target bonus. In 2023, the Compensation Committee determined that corporate performance goals for 2022 had been achieved at 20% of target, as described below:
METRIC ($ million)	THRESHOLD	TARGET	MAXIMUM	2022 PERFORMANCE	ACHIEVEMENT
Revenue	$2,399	$2,699	$2,999	$2,407	3%
Adjusted EBITDA(1)	$343	$383	$423	$247	0%
Corporate Health(2)
Employee Voluntary Attrition	20%	16%	12%	19.4%	15%
Diverse Leadership Team	12%	24%	32%	28.9%	161%
Engagement Survey	63%	75%	87%	76.1%	109%

(1)
Adjusted EBITDA consists of net loss before interest expense, net; other expense (income), net, including foreign exchange gain or loss; provision for income taxes; depreciation and amortization; goodwill impairment; loss on extinguishment of debt; stock-based compensation; restructuring costs; and acquisition, integration, and transformation costs. Acquisition, integration, and transformation costs include investment banking, financing, legal, accounting, consultancy, integration, fair value changes related to contingent consideration and certain other transaction costs related to mergers and acquisitions. It also includes costs related to certain business transformation initiatives focused on integrating and optimizing various operations and systems, including upgrading our customer relationship management and enterprise resource planning systems, incurred in connection with our acquisition and integration activities. For a full reconciliation of Net Loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA, please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Consolidated Results of Operations” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)
Corporate health consists of three measures intended to improve our human capital management practices. 35% of this measure was based on lowering voluntary attrition by employees, 35% was based on building a more diverse leadership team, and the remaining 30% was focused on driving employee satisfaction as measured through our engagement survey.

The individual component of each applicable named executive officer’s award is not based on achievement of any pre-established performance goals. Rather, after the year is complete, the Compensation Committee reviews the named executive officer’s individual performance and determines qualitatively, after considering the recommendations made by the CEO (other than with respect to his own performance), what the Committee believes to be the appropriate payment level for the individual component of the named executive’s award.
In 2023, the Compensation Committee reviewed our performance against our 2022 corporate objectives and the individual named executive officer’s performance and determined to pay our named executive officers the bonuses shown in the table below for 2022 performance. For each named executive officer other than Mr. Gorevic, the Committee took into account each executive officer’s performance, significant contributions
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to Teladoc Health’s results in 2022 and expected future contributions, as well as a review of competitive market data and the advice and information received from Aon, including the scope and breadth of the benchmarked positions, when considering potential individual performance outcomes. In addition, in light of our recruitment efforts described above, Messrs. Kornwasser and Waters were each entitled to receive minimum bonuses in respect of 2022 in an amount equal to 100% and 75%, respectively, of their base salaries, and the Committee therefore did not assess Messrs. Kornwasser’s and Waters’ individual 2022 performance.
NAME	BONUS TARGET (% OF BASE SALARY)	2022 CASH BONUS (% OF TARGET AMOUNT)	2022 CASH BONUS ($)
Jason Gorevic	120%	20%	168,000
Mala Murthy	75%	65%	243,800
Claus T. Jensen, PhD	75%	40%	141,000
Laizer Kornwasser	100%	100%	500,000
Michael Waters	75%	100%	352,500
Equity awards
We believe that providing long-term incentives in the form of equity awards encourages the named executive officers to take a long-term outlook and provides them with an incentive to manage Teladoc Health from the perspective of an owner with an equity stake in the business. By providing opportunities for the named executive officers to benefit from our future successes through the appreciation of the value of their equity awards, the Compensation Committee believes that equity awards align the named executive officers’ interests and contributions with the long-term interests of our stockholders. In addition, the Committee believes that offering meaningful equity ownership is helpful in retaining the named executive officers and other key employees. The Committee generally uses a range of market data relating to our peer companies as a reference in determining initial equity grants upon hire and then annually thereafter but retains discretion to make adjustments as it deems appropriate, including to provide competitive compensation levels, align the interests of named executive officers with those of stockholders or encourage retention. Awards are issued pursuant to our equity plans, which include the Teladoc Health, Inc. 2015 Incentive Award Plan (as amended and restated effective May 25, 2017, the “2015 Incentive Award Plan”), the Teladoc Health, Inc. 2017 Employment Inducement Incentive Award Plan (as amended on July 11, 2017, the “Inducement Plan”) and the Teladoc Health, Inc. Livongo Acquisition Incentive Award Plan (the “2020 Incentive Award Plan”). The Teladoc Health, Inc. 2015 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) also permits eligible employees to purchase common stock at a discount through payroll deductions during defined offering periods.
At the time of hire, executive officers are generally granted RSUs, and in some cases may also be granted stock options. The size and precise terms of the grants are determined at the time of hire of the individual executive officer, taking into account the anticipated role, his or her qualifications, experience, comparable market data and prior compensation level. The Compensation Committee believes that initial grants of equity in the form of RSUs promote the retention of executives while the stock options, which have value only if our common stock appreciates after the date of grant, also serve to align the interests of executive officers to our stockholders. The vesting for RSUs generally occurs over a three-year period, with one-third of the award vesting on the first anniversary of the date of grant, and then in eight substantially equal quarterly installments over the subsequent two years. The vesting for stock options generally occurs over a four-year period, with 25% of the award vesting on the first anniversary of the grant date and the remainder vesting in 36 substantially equal monthly installments thereafter. The vesting of RSUs and stock options is subject to an executive officer’s continued provision of services to us through each applicable vesting date. Our stock options may be intended to qualify as incentive stock options to the extent permissible under applicable provisions of the Code.
On an ongoing basis, the Compensation Committee generally grants long-term equity incentive awards on an annual basis during the first quarter of the year. Accordingly, based upon the Compensation Committee’s review of competitive market data and taking into account the range of factors described above in connection with base salaries and the advice and information received from Aon and the CEO (except with respect to his own awards), the Committee made grants of equity-based awards to each of our then-employed named executive officers in March 2022. The Committee determined that, based on the target number of shares of our common stock that could be earned, the annual equity grants to each of our named executive officers would be comprised 50% of RSUs that vest based on continued service and 50% of RSUs that vest based on performance measures (“PSUs”). The Committee chose this allocation of equity for the long-term awards for our named executive officers because the RSU awards that vest based on continuous employment and the passage of time promote the retention of executive officers, while the PSUs align our executive officers’ interests with those of our stockholders by tying the ultimate payout to performance metrics that these named executive officers have the potential to meaningfully influence.
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The vesting for the RSUs occurs over a three-year period, with one-third of the award vesting on the first anniversary of the date of grant, and then in eight substantially equal quarterly installments over the subsequent two years. Because Messrs. Kornwasser and Waters joined the Company in October 2022 and July 2022, respectively, they did not receive an annual equity grant in 2022. Instead, they each received an equity award at the time of hire as described below.
In order to further align the interests of our executive officers with our stockholders, to increase focus on long-term strategic goals and to differentiate the equity awards from our annual cash bonus program, 40% of the PSUs granted in 2022 focus on multi-year metrics. The grants of PSUs made in 2022 to our named executive officers provide a target number of shares of our common stock that would be earned at the end of a specified performance period based on performance measures (in each case not including the effects of any significant acquisition):
•
60% of the target number of shares would be earned if our revenue for 2022 as reported in our financial statements in accordance with U.S. generally accepted accounting principles achieved its target (“Revenue PSUs”)

•
40% of the target number of shares would be earned if our adjusted EBITDA margin over a three-year performance period achieved its target (“EBITDA Margin PSUs”)

No PSUs granted in 2022 would be earned for performance below the threshold 25% level, and no more than 200% of the target number of PSUs could be earned for performance above the maximum level. One-third of any earned Revenue PSUs would vest immediately on the performance determination date (i.e., approximately one year following the grant date) and the remaining two-thirds would vest in eight substantially equal quarterly installments over the subsequent two years. The Compensation Committee determined to use revenue targets for both the annual cash bonuses as well as the long-term PSU awards in order to emphasize our growth strategy. However, as described below, the threshold revenue performance level for the PSU awards was set at a higher level than the corresponding revenue performance level for the annual cash bonuses in order to encourage even greater revenue growth and differentiate the two awards. In 2023, the Compensation Committee determined that revenue performance fell short of our threshold goal, and as a result no Revenue PSUs were earned.
METRIC ($ million)	THRESHOLD	TARGET	MAXIMUM	PERFORMANCE	ACHIEVEMENT
Revenue	$2,489	$2,699	$2,921	$2,407	0%
Any earned EBITDA Margin PSUs vest immediately on the performance determination date (i.e., approximately three years following the grant date). Because the performance period for the EBITDA Margin PSUs has not yet been completed, the Committee has not yet made any determination with respect thereto. For competitive reasons, we do not disclose the forward-looking performance levels for the EBITDA Margin PSUs, but we believe they are challenging and require substantial achievement. We intend to disclose such levels following the conclusion of the applicable performance period.
In 2021, the Compensation Committee made grants of PSUs to our named executive officers for which 40% of the target number of PSUs were based on achievement of two multi-year metrics. Of the PSUs subject to multi-year metrics, half of these PSUs would be earned at the end of a two-year performance period ending December 31, 2022, if our adjusted EBITDA, as defined for compensation purposes, achieved its target (“2021 EBITDA PSUs”) and the other half of these PSUs would be earned at the end of a two-year performance period ending December 31, 2022, if our annual recurring revenue synergies following our merger with Livongo Health, Inc. achieved its target (“2021 ARR Synergy PSUs”). In setting the target performance levels for the 2021 EBITDA PSUs, the Committee included certain pre-established adjustments to EBITDA for restructuring costs, transformation costs and costs related to PSUs. For a full reconciliation of Net Loss, the most directly comparable GAAP financial measure, to adjusted EBITDA, as defined for compensation purposes, please see Annex A. Half of any earned 2021 EBITDA PSUs and 2021 ARR Synergy PSUs vest immediately on the performance determination date and the remaining half of each vest on the first anniversary of the performance determination date. In 2023, the Committee determined that such PSUs were earned as described below:
PSUs ($ million)	THRESHOLD	TARGET	MAXIMUM	PERFORMANCE	ACHIEVEMENT
2021 EBITDA PSUs	$(44)	$66	$176	$33	62%
2021 ARR Synergy PSUs	$62	$100	$145	$88	65%
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As a result of this achievement, each of our named executive officers earned the following PSUs in 2022:
NAME	2022 REVENUE PSUS	2021 EBITDA PSUS	2021 ARR SYNERGY PSUS
Jason Gorevic	―	2,845	2,983
Mala Murthy	―	924	969
Claus T. Jensen, PhD	―	N/A	N/A
Laizer Kornwasser	N/A	N/A	N/A
Michael Waters	N/A	N/A	N/A
In order to continue to emphasize the long-term nature of our equity awards, the Compensation Committee determined that 60% of the target number of PSUs granted in 2023 would be earned based on achievement of targets over a multi-year performance period (40% of the total target number of PSUs granted in 2023 would be earned based on achievement of a revenue target in 2024 and 20% would be earned based on achievement of a net income target in 2025). The remaining 40% of the total target number of PSUs granted in 2023 would be earned based on achievement of an adjusted EBITDA target in 2023. The Committee’s determination to add net income as a metric for the PSUs granted in 2023 reflects our commitment to a balanced approach to top and bottom-line growth.
In April 2022, we revised our 2022 financial outlook to reflect new dynamics experienced in the direct-to-consumer mental health and chronic condition markets. In the direct-to-consumer mental health market, higher advertising costs in some channels generated a lower-than-expected yield on our marketing spend, and in the chronic condition market, we began to see an elongated sales cycle as employers and health plans evaluate their long-term strategies to deliver the benefits and care that their populations need. Following this revision, our stock price declined significantly. Because this extreme volatility in our stock price caused the value of the annual equity grants awarded in March 2022 to decrease considerably in such a short period following the grant date, the Compensation Committee recognized a need to encourage retention of its employees, including Ms. Murthy and Dr. Jensen, in a dynamic, competitive talent market. Accordingly, in June 2022 the Committee awarded special grants to all employees (excluding fixed-term employees, interns and temporary employees) hired prior to April 1, 2022, other than Mr. Gorevic. The Committee discussed several incentive designs and determined to grant RSUs and stock options to our executive officers. RSUs were included in order to promote retention while the stock options were included based on the inherent risk that they have no value if our stock price declines, and the value of stock options is determined, in part, by sustained company performance and consistent execution leading to long-term stock price appreciation. The value of the awards granted to employees other than our executive officers was equal to 60% of the decline in the stock price from the grant date of the March 2022 awards, while the value of the awards granted to our executive officers (other than Mr. Gorevic) was equal to 40% of the decline in the stock price from the grant date value of the March 2022 awards. Accordingly, in June 2022, the Committee granted to Ms. Murthy 24,525 RSUs and 141,076 stock options, and to Dr. Jensen 24,525 RSUs and 117,564 stock options, to continue to motivate their performance, their contributions to an increase in stockholder value and to help retain both leaders in a competitive talent market. The RSUs vest in accordance with the standard vesting schedule described above. The vesting for stock options occurs over a three-year period, with one-third of the award vesting on the first anniversary of the grant date and the remainder vesting in 24 substantially equal monthly installments thereafter.
In connection with his appointment as Chief Operating Officer in July 2022, the Compensation Committee granted to Mr. Waters 135,833 RSUs. In connection with his appointment as President, Enterprise Growth and Global Markets in October 2022, the Compensation Committee granted to Mr. Kornwasser 242,382 RSUs. The RSUs granted to Messrs. Waters and Kornwasser vest in accordance with the standard vesting schedule as described above.
The equity-based awards granted to our named executive officers may be subject to accelerated vesting in certain circumstances, as described below in the section titled “— Employment, Severance and Change in Control Arrangements.”
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The table below sets forth the stock options, RSUs and target number of PSUs granted to our named executive officers during 2022. The size of the equity awards granted to these named executive officers was determined based on the Compensation Committee’s analysis of the factors described above.
NAME	NUMBER OF STOCK OPTIONS GRANTED IN 2022	NUMBER OF RSUS GRANTED IN 2022	TARGET NUMBER OF PSUS GRANTED IN 2022
Jason Gorevic	―	67,376	67,377
Mala Murthy	141,076	64,951	40,425
Claus T. Jensen, PhD	117,564	58,213	33,688
Laizer Kornwasser(1)	―	242,382	―
Michael Waters(2)	―	135,833	―

(1)
Reflects grant made to Mr. Kornwasser in connection with his appointment as President, Enterprise Growth and Global Markets.

(2)
Reflects grant made to Mr. Waters in connection with his appointment as Chief Operating Officer.

Retirement, health, welfare and additional benefits
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We also sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 100% of contributions made by participants who have completed 12 months of service in the 401(k) plan up to 4% of eligible annual compensation. All matching contributions are fully vested when made.
EMPLOYMENT AGREEMENTS
We consider maintenance of a strong management team essential to our success. To that end, we recognize that the uncertainty that may exist among management with respect to their “at-will” employment with us could result in the departure or distraction of management personnel to our detriment. Accordingly, our Board and the Compensation Committee have determined that severance arrangements are appropriate to encourage the continued attention and dedication of certain members of our management team and to allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment. Each of our named executive officers other than Dr. Jensen has entered into an employment agreement or an executive severance agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of Teladoc Health. We have also adopted a Senior Leader Severance Plan (the “Severance Plan”) under which certain of our employees who are not otherwise entitled to any severance pay or benefits or prior notice of employment termination (or pay in lieu of such prior notice) under any binding contract or agreement with us, including Dr. Jensen, are eligible for severance payments and benefits in connection with a qualifying termination of employment. These arrangements are described below under “— Potential Payments upon Termination or Change in Control.”
TAX IMPLICATIONS
Section 162(m) of the Code (“Section 162(m)”) generally limits the tax deductibility of compensation paid by a public corporation to its chief executive officer and certain other highly compensated executive officers to $1 million in the year the compensation becomes taxable to the executive. While the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, the Committee will consider tax deductibility under Section 162(m) as a factor in compensation structure to the extent applicable. We may from time to time pay compensation or grant equity awards to our executive officers, however, that may not be deductible when, for example, we believe that such compensation is appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and/or the executive officer’s performance.
ACCOUNTING CONSIDERATIONS
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718—Stock Compensation. Topic 718 requires companies to measure the compensation expense for all share-based
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awards made to employees and directors, including stock options, RSUs and PSUs, based on the grant date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards, as was the case with respect to our 2022 Revenue PSUs, for example.
COMPENSATION POLICIES AND PRACTICES
Stock ownership guidelines
We encourage our executive officers and directors to purchase shares of our common stock and to maintain a minimum ownership level during their tenure to foster alignment with our investing stockholders. To reinforce this objective, we have adopted minimum stock ownership guidelines for certain of our executive officers and all of our non-employee directors. Pursuant to those guidelines, the individuals in the positions listed below must hold a number of shares of our common stock equal to the multiples specified below.
POSITION	STOCK OWNERSHIP REQUIREMENT	COMPLIANCE PERIOD
Chief Executive Officer	3x BASE SALARY	By the fifth anniversary after appointment
Chief Operating Officer and President, Enterprise Growth and Global Markets	2x BASE SALARY
All other executive officers	1x BASE SALARY
Non-employee directors	3x ANNUAL BOARD CASH RETAINER
Insider trading policy
We maintain an Insider Trading Compliance Policy that applies to all securities issued by us. Our officers, directors and employees are prohibited from engaging in hedging transactions, including purchasing our stock on margin or engaging in transactions in puts, calls or other derivative securities designed to hedge or offset any decrease in the market value of our equity securities. The policy also prohibits pledging our stock as collateral to secure loans.
Clawback policy
The Compensation Committee has adopted a compensation clawback policy that applies to each of our current and former executive officers. Under the policy, recoupment of certain cash incentive compensation or equity compensation would be generally required in the event we restate our financial statements due to our material noncompliance with any financial reporting requirement under applicable securities laws. In the event of such restatement, the clawback policy provides for the recoupment of excess cash and equity incentive compensation received by the executive officer during the three years prior to the restatement that was granted, earned or vested based wholly or in part upon the attainment of any erroneous financial data. The policy gives the Committee discretion to determine whether a clawback of compensation should be initiated in any given case, as well as the discretion to make other determinations, including the amount of compensation to be clawed back when such amount is not clear from the information in the restatement and the form of reimbursement to us. Further, we intend to amend the clawback policy once the New York Stock Exchange adopts an SEC-approved listing standard that complies with Exchange Act Rule 10D-1.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION COMMITTEE
Thomas G. McKinley (Chairman)
William H. Frist, M.D.
David B. Snow, Jr.

Teladoc Health 2023 Proxy Statement | 43

EXECUTIVE COMPENSATION
Compensation Tables
2022 SUMMARY COMPENSATION TABLE
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(1) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2) ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Jason Gorevic Chief Executive Officer	2022	695,833	—	10,000,020	—	168,000	12,200(3)	10,876,053
	2021	654,167	—	10,000,131	—	972,000	11,600	11,637,898
	2020	544,167	—	6,800,017	—	1,100,000	11,400	8,455,584
Mala Murthy Chief Financial Officer	2022	493,333	—	6,799,959	2,399,973	243,800	12,200(3)	9,949,265
	2021	454,167	—	3,249,841	—	415,000	11,600	4,130,608
	2020	425,000	—	2,000,056	—	656,625	11,400	3,093,081
Claus T. Jensen, PhD Chief Innovation Officer	2022	466,666	—	5,799,979	1,999,989	141,000	12,200(3)	8,419,834
	2021	308,523	650,000	4,207,618	500,003	255,000	11,600	5,932,744
Laizer Kornwasser(4) President, Enterprise Growth and Global Markets	2022	94,697	550,000(5)	6,999,992	—	500,000	—	8,144,689
Michael Waters(6) Chief Operating Officer	2022	205,625	775,000(7)	5,000,013	—	352,500	—	6,333,138

(1)
Represents the aggregate grant date fair value of awards granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 15 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023. The maximum possible value of the PSUs granted in 2022, based on the closing price per share of our common stock on the date they were granted, was as follows:

NAME	MAXIMUM POSSIBLE VALUE OF THE 2022 PSUS ($)
Jason Gorevic	10,000,094
Mala Murthy	5,999,878
Claus T. Jensen, PhD	4,999,973
For additional information regarding the stock-based awards granted to the named executive officers in 2022, refer to the “2022 Grants of Plan-Based Awards Table.”
(2)
Amounts listed were earned under our annual cash incentive program.

(3)
Represents company matching contributions to the named executive officer’s 401(k) plan account.

(4)
Mr. Kornwasser joined Teladoc Health on October 24, 2022.

(5)
Represents one-time signing bonus received upon Mr. Kornwasser’s commencement of employment.

(6)
Mr. Waters joined Teladoc Health on July 25, 2022.

(7)
Represents one-time signing bonus received upon Mr. Waters’ commencement of employment.

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EXECUTIVE COMPENSATION
2022 GRANTS OF PLAN-BASED AWARDS TABLE
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Incentive Plan(1)	Grant Date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jason Gorevic	2015 Incentive Award Plan	3/1/2022(5)				16,844	67,377	134,754				5,000,047
	2015 Incentive Award Plan	3/1/2022(6)							67,376			4,999,973
	Bonus Program	—	—	840,000	1,680,000
Mala Murthy	2015 Incentive Award Plan	3/1/2022(5)				10,106	40,425	80,850				2,999,940
	2015 Incentive Award Plan	3/1/2022(6)							40,426			3,000,013
	2015 Incentive Award Plan	6/1/2022(6)							24,525			800,006
	2015 Incentive Award Plan	6/1/2022(7)								141,076	32.62	2,399,973
	Bonus Program	—	—	375,000	750,000
Claus T. Jensen, PhD	2015 Incentive Award Plan	3/1/2022(5)				8,422	33,688	67,376				2,499,987
	2020 Incentive Award Plan	3/1/2022(6)							33,688			2,499,986
	2020 Incentive Award Plan	6/1/2022(6)							24,525			800,006
	2020 Incentive Award Plan	6/1/2022(7)								117,564	32.62	1,999,989
	Bonus Program	—	—	352,500	705,000
Laizer Kornwasser	2020 Incentive Award Plan	11/1/2022(6)							242,382			6,999,992
	Bonus Program	—	—	500,000(8)	—
Michael Waters	2020 Incentive Award Plan	8/1/2022(6)							135,833			5,000,013
	Bonus Program	—	—	352,500(9)	—
(1)
The award was granted under the 2015 Incentive Award Plan, the 2020 Incentive Award Plan or our annual cash bonus program, as indicated in this column.

(2)
Awards granted to Mr. Gorevic on March 1, 2022 were approved on February 17, 2022. Awards granted to Ms. Murthy and Dr. Jensen on March 1, 2022 and June 1, 2022 were approved on January 28, 2022 and May 18, 2022, respectively. The award granted to Mr. Kornwasser on November 1, 2022 was approved on September 21, 2022. The award granted to Mr. Waters on August 1, 2022 was approved on June 23, 2022.

(3)
The portion of the annual bonus based on corporate performance may range from zero to a maximum of no more than 200% of the target bonus. However, the individual component of each applicable named executive officer’s award is not based on achievement of any pre-established performance goals and may result in an award that exceeds the maximum shown here. Additional detail regarding the determination of cash bonuses is included above under “Compensation Discussion and Analysis — Elements of Compensation — Cash Bonuses.” Actual payments are set forth in the “Summary Compensation Table” above.

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EXECUTIVE COMPENSATION
(4)
Amounts in this column reflect the aggregate grant date fair value of awards granted during 2022 computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in calculating these amounts are included in Note 15 to our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023.

(5)
The PSU award is earned based on our attainment of revenue and adjusted EBITDA margin targets. To the extent earned, (i) the Revenue PSUs would vest as to one-third of any earned PSUs immediately on the date that the Compensation Committee determines the performance conditions have been satisfied and as to the remaining two-thirds in eight substantially equal quarterly installments over the two-year period following the performance determination date, and (ii) the EBITDA Margin PSUs vest immediately on the date that the Committee determines the performance conditions have been satisfied, in each case as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(6)
The RSU award vests as to one-third on the first anniversary of the grant date and the remaining two-thirds in eight substantially equal quarterly installments thereafter, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(7)
The option vests as to one-third of the total shares underlying the option on the first anniversary of the grant date and in substantially equal monthly installments over the ensuing 24 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(8)
In light of our recruitment efforts described above, Mr. Kornwasser was entitled to a minimum bonus in respect of 2022 in an amount equal to 100% of his then-applicable annual base salary.

(9)
In light of our recruitment efforts described above, Mr. Waters was entitled to a minimum bonus in respect of 2022 in an amount equal to 75% of his then-applicable annual base salary.

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EXECUTIVE COMPENSATION
2022 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jason Gorevic	3/1/2022(1)					67,376	1,593,442	—	—
	3/1/2022(2)					—	—	6,738	159,354
	3/1/2022(3)					40,426	956,075	—	—
	3/2/2021(4)					15,296	361,750	—	—
	3/2/2021(5)					9,178	217,060	—	—
	3/2/2021(6)					11,564	273,489	—	—
	3/2/2020(4)					9,104	215,310	—	—
	3/2/2020(7)					3,891	92,022	—	—
	3/2/2020(8)					15,476	366,007	—	—
	3/1/2018(9)	169,893	—	38.55	3/1/2028
	3/3/2017(9)	400,116	—	22.30	3/3/2027
	3/7/2016(9)	383,649	—	12.21	3/7/2026
Mala Murthy	6/1/2022(1)					24,525	580,016	—	—
	6/1/2022(10)	—	141,076	32.62	5/31/2032
	3/1/2022(1)					40,426	956,075	—	—
	3/1/2022(2)					—	—	4,043	95,617
	3/1/2022(3)					24,255	573,631	—	—
	3/2/2021(4)					4,972	117,588	—	—
	3/2/2021(5)					2,982	70,524	—	—
	3/2/2021(6)					3,757	88,853	—	—
	3/2/2020(4)					2,678	63,335	—	—
	3/2/2020(7)					1,144	27,056	—	—
	3/2/2020(8)					4,552	107,655	—	—
	6/24/2019(9)	32,272	4,610	62.75	6/24/2019
Claus T. Jensen, PhD	6/1/2022(1)					24,525	580,016	—	—
	6/1/2022(10)	—	117,564	32.62	5/31/2032
	3/1/2022(1)					33,688	796,721	—	—
	3/1/2022(2)					—	—	3,369	79,677
	3/1/2022(3)					20,213	478,037	—	—
	7/9/2021(11)					—	—	4,596	108,695
	5/3/2021(4)					11,233	265,660	—	—
	5/3/2021(9)	2,689	4,107	163.21	5/3/2031
Laizer Kornwasser	11/1/2022(1)					242,382	5,732,334	—	—
Michael Waters	8/1/2022(1)					135,833	3,212,450	—	—

(1)
One-third of the RSU award vests on the first anniversary of the grant date, with the remainder vesting in eight substantially equal quarterly installments over the subsequent two years, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(2)
The PSU award is earned based on our attainment of an adjusted EBITDA margin target over a three-year performance period ending on December 31, 2024 and, to the extent earned, vests on the date that the Compensation Committee determines the performance conditions have been satisfied, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

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EXECUTIVE COMPENSATION
(3)
The PSU award would have been earned based on our attainment of a 2022 revenue target and would have vested as to one-third of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining two-thirds in substantially equal quarterly installments over the two-year period following the performance determination date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.” Subsequent to December 31, 2022, the Committee determined that no such PSUs were earned.

(4)
The RSU award vests in three substantially equal annual installments on each of the first three anniversaries of the grant date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(5)
The PSU award was earned based on our attainment of adjusted EBITDA and annual recurring revenue synergies targets over a two-year period ending on December 31, 2022 and vested as to half of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining half on the first anniversary of the performance determination date, as described above in the section titled “Compensation Discussion and Analysis — Elements of Compensation — Equity awards,” and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(6)
The PSU award was earned based on our attainment of a 2021 revenue target and vested as to one-third of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining two-thirds in substantially equal annual installments over the two-year period following the performance determination date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(7)
The PSU award was earned based on our attainment of an operating expense as a percentage of revenue target over a two-year period ending on December 31, 2021 and vested as to half of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining half on the first anniversary of the performance determination date, and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(8)
The PSU award was earned based on our attainment of 2020 revenue and adjusted EBITDA targets and vested as to one-third of any earned PSUs immediately on the date that the Compensation Committee determined the performance conditions have been satisfied and as to the remaining two-thirds in substantially equal annual installments over the two-year period following the performance determination date, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(9)
The option vests as to 25% of the total shares underlying the option on the first anniversary of the grant date and in substantially equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(10)
The option vests as to one-third of the total shares underlying the option on the first anniversary of the grant date and in substantially equal monthly installments over the ensuing 24 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

(11)
The PSU award is earned based on our attainment of specified research and development targets over a two-year period and, to the extent earned, vests immediately on the date that the Compensation Committee determines the performance conditions have been satisfied, and subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Potential Payments upon Termination or Change in Control.”

2022 OPTION EXERCISES AND STOCK VESTED TABLE
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jason Gorevic	—	—	80,494	5,614,661
Mala Murthy	—	—	20,708	1,219,693
Claus T. Jensen, PhD	—	—	5,616	215,205
Laizer Kornwasser	—	—	—	—
Michael Waters	—	—	—	—
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EXECUTIVE COMPENSATION
2022 PENSION BENEFITS
None of our named executive officers participated in any defined benefit pension plans in 2022.
2022 NONQUALIFIED DEFERRED COMPENSATION
None of our named executive officers participated in any non-qualified deferred compensation plans in 2022.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of Teladoc Health. The amount of compensation payable to each named executive officer in these situations is described below.
Employment, Severance and Change in Control Arrangements
Messrs. Gorevic, Kornwasser and Waters and Ms. Murthy have entered into an employment or severance agreement that entitles the named executive officer to severance payments and benefits in the event of certain terminations of employment or upon a change in control of Teladoc Health. We have also adopted the Severance Plan under which certain of our employees who are not otherwise entitled to any severance pay or benefits or prior notice of employment termination (or pay in lieu of such prior notice) under any binding contract or agreement with us, including Dr. Jensen, are eligible for severance payments and benefits in connection with a qualifying termination of employment. If an eligible employee has entered into an employment or severance agreement that entitles him or her to severance payments and benefits that would be less favorable than such severance payments or benefits he or she would be entitled to under the Severance Plan, the Severance Plan will control.
Jason Gorevic
Our employment agreement with Mr. Gorevic is for an unspecified term and includes an annual target bonus opportunity of at least 100% of his annual base salary. In addition, Mr. Gorevic is eligible to earn a potential bonus for over-performance of at least 150% of his annual base salary.
In the event Mr. Gorevic is terminated by us without cause or he resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive:
•
18 months of continued base salary and life insurance

•
any earned but unpaid bonus for the year prior to the year of termination

•
up to 18 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
a pro rata portion of the bonus he would have earned for the year of termination

•
accelerated vesting of time-based equity awards scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period

If Mr. Gorevic is terminated by us without cause or he resigns for good reason, in either case within 12 months following a change in control, subject to his timely executing a release of claims in our favor, Mr. Gorevic is entitled to receive the following in lieu of the severance benefits described above:
•
a lump-sum payment equal to 150% of his base salary plus target bonus opportunity

•
any earned but unpaid bonus for the year prior to the year of termination

•
18 months of continued life insurance

•
up to 18 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
a pro rata portion of the bonus he would have earned for the year of termination

•
accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

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EXECUTIVE COMPENSATION
Mr. Gorevic’s employment agreement contains restrictive covenants pursuant to which he has agreed to refrain from competing with us or soliciting our employees or customers for a period of 18 months following his termination of employment, provided that he may perform services for competitors with multiple lines of business if he (i) does not participate in any material respect in the competing business and, (ii) if multiple lines of business report to him, any competing business lines account for less than 15% of the net revenue over the prior year for the business lines reporting to him.
For purposes of Mr. Gorevic’s employment agreement:
•
“Cause” generally means, subject to certain notice requirements and cure rights, Mr. Gorevic’s: (i) willful and continued failure to substantially perform his duties to us (other than any such failure resulting from his incapacity due to disability), after demand for substantial performance is delivered by us that specifically identifies the manner in which we believe he has not substantially performed his duties; (ii) willful engaging in misconduct that is significantly injurious to us, monetarily, in reputation or otherwise, including any conduct that is in violation of our written employee workplace policies; or (iii) commission of any felony, or any crime involving dishonesty in respect to our business and affairs.

•
“Good reason” generally means, subject to certain notice requirements and cure rights, a material reduction in the amount of Mr. Gorevic’s base salary, target bonus or duties, responsibilities or authority, the cessation of his service on the Board, a requirement that he relocate his residence or principal place of employment outside of the New York City metropolitan area, our material breach of his employment agreement or, if, in connection with or following a change in control, our common stock ceases to be publicly traded on a national securities exchange (unless Mr. Gorevic is the Chief Executive Officer of the ultimate parent entity or successor in such change in control and the common stock of such parent entity or successor is publicly traded).

Mala Murthy
We have entered into an executive severance agreement with Ms. Murthy. In the event that she is terminated by us without cause or she resigns for good reason, subject to her timely executing a release of claims in our favor, she is entitled to receive:
•
12 months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of her time-based equity awards that were scheduled to vest in the following six months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period

If Ms. Murthy is terminated by us without cause or she resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to her timely executing a release of claims in our favor, she is entitled to receive the following in lieu of the severance benefits described above:
•
12 months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
a lump-sum payment equal to 100% of the target bonus payment for the year of termination

•
a pro rata portion of the bonus she would have earned for the year of termination

•
accelerated vesting of her time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

For purposes of the agreement, “cause” has substantially the same meaning as in Mr. Gorevic’s employment agreement. “Good reason” generally means, subject to certain notice requirements and cure rights, a material reduction in the amount of her base salary, target bonus or duties, responsibilities or authority, a requirement that she relocate her principal place of employment outside of a specified metropolitan area, failure to obtain an agreement from any successor to our business to assume the agreement, or our material breach of her agreement.
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EXECUTIVE COMPENSATION
The executive severance agreement also contains restrictive covenants pursuant to which Ms. Murthy has agreed to refrain from competing with us or soliciting our employees or customers following her termination of employment for a period of 12 months.
Claus T. Jensen, PhD
Dr. Jensen is eligible to participate in our Severance Plan, which provides that in the event that he resigns for good reason or is terminated by us due to the elimination of his job position (excluding a termination of employment due to death or disability or for cause), in each case other than on the date of or within 12 months following a change in control, subject to his timely executing a release of claims in our favor, he is entitled to receive:
•
continued base salary for a number of weeks equal to the sum of 16 weeks plus two additional weeks for each completed year of service with us, up to a maximum of 26 weeks (the “Severance Period”)

•
any earned but unpaid bonus for the year prior to the year of termination

•
premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected, for up to the Severance Period

The Severance Plan further provides that, in the event Dr. Jensen resigns for good reason or is terminated by us for any reason other than for death, disability or cause, in each case on the date of or within 12 months following a change in control, he is entitled to receive:
•
six months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
a lump-sum payment equal to 50% of his target annual bonus for the year of termination

•
up to six months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

For purposes of the Severance Plan, “cause” has substantially the same meaning as in Mr. Gorevic’s employment agreement. “Good reason” means, subject to certain notice requirements and cure rights, a reduction in the amount of his base salary, a material reduction in his responsibilities or authority, or a requirement that he relocate his principal place of employment.
Dr. Jensen has also agreed to refrain from competing with us or soliciting our employees or interfering with our customers following his termination of employment for a period of 12 months.
Laizer Kornwasser
Mr. Kornwasser is also eligible to participate in our Severance Plan, provided that he is entitled to certain additional benefits pursuant to his employment agreement.
If Mr. Kornwasser is terminated by us for convenience within the first 18 months of employment, subject to his timely executing a release of claims in our favor, he is entitled to receive the following in lieu of the severance benefits described in the Severance Plan:
•
12 months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
a lump-sum payment equal to 100% of his target annual bonus for the year of termination

•
up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of his time-based equity awards that were scheduled to vest in the following 12 months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period

In the event that Mr. Kornwasser is terminated by us for convenience upon or following the first 18 months of employment, other than on the date of or within 12 months following a change in control, subject to his timely
Teladoc Health 2023 Proxy Statement | 51

EXECUTIVE COMPENSATION
executing a release of claims in our favor, he is entitled to receive the following in lieu of the severance benefits described in the Severance Plan:
•
continued base salary for 12 months

•
any earned but unpaid bonus for the year prior to the year of termination up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected accelerated vesting of his time-based equity awards that were scheduled to vest in the following 12 months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period

In the event Mr. Kornwasser is terminated by us for convenience upon or following the first 18 months of employment, on the date of or within 12 months following a change in control, he is entitled to receive the following pursuant to the Severance Plan, as modified by his employment agreement:
•
12 months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
a lump-sum payment equal to 100% of his target annual bonus for the year of termination

•
up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

For purposes of his employment agreement, “cause” has substantially the same meaning as in Mr. Gorevic’s employment agreement. Mr. Kornwasser has also agreed to refrain from competing with us or soliciting our employees or interfering with our customers following his termination of employment for a period of 12 months.
Michael Waters
Mr. Waters is also eligible to participate in our Severance Plan, provided that he is entitled to certain additional benefits pursuant to his employment agreement.
In the event that he resigns for good reason or is terminated by us due to the elimination of his job position (excluding a termination of employment due to death or disability or for cause), in each case other than on the date of or within 12 months following a change in control, subject to his timely executing a release of claims in our favor, he is entitled to receive the following in lieu of the severance benefits described in the Severance Plan:
•
continued base salary for six months

•
any earned but unpaid bonus for the year prior to the year of termination

•
up to six months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of his time-based equity awards that were scheduled to vest in the following six months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period

In the event Mr. Waters resigns for good reason or is terminated by us for any reason other than for death, disability or cause, in each case on the date of or within 12 months following a change in control, he is entitled to receive the following in lieu of the severance benefits described in the Severance Plan:
•
12 months of continued base salary

•
any earned but unpaid bonus for the year prior to the year of termination

•
a lump-sum payment equal to 100% of his target annual bonus for the year of termination

•
up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected

•
accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied

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EXECUTIVE COMPENSATION
For purposes of Mr. Water’s employment agreement, “Cause” generally means, subject to certain notice requirements and cure rights, Mr. Waters’: (i) commission of a crime, misdemeanor, or felony that has resulted, or we believe could be expected to result, in any economic or reputational injury to us; (ii) dishonesty, incompetence, misconduct, any breach of fiduciary duty owed to us, or failure to perform duties or directives assigned by us; (iii) material breach of this employment agreement or any other agreement entered into between Mr. Waters and us or any of our subsidiaries or affiliates, or any written policy; (iv) conduct that brings or is reasonably likely to bring us negative publicity or into public disgrace, embarrassment, or disrepute or causes, or could reasonably be expected to cause, damage to our property, goodwill, reputation or business; (v) failure to comply with any applicable policy including our policies prohibiting harassment, discrimination, or intimidation; or (vi) failure to perform his duties, provided, however, that such duties are consistent with the provisions of his employment agreement.
Mr. Waters has also agreed to refrain from competing with us or soliciting our employees or interfering with our customers following his termination of employment for a period of 12 months.
PSU Awards
The grants of PSUs made to our named executive officers in 2022 provide that, if a change in control occurs on or prior to the last day of the applicable performance period, the PSUs will be earned at the level that is the greater of  (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. One-third of the earned Revenue PSUs would have vested on the change in control date and the remaining two-thirds would have vested in substantially equal annual installments over the two-year period following the change in control date. The earned EBITDA Margin PSUs will vest on the change in control date.
Quantification of Potential Payments upon Termination or a Change in Control
The following table shows potential payments to our named executive officers under the various severance and other arrangements and agreements that were in effect on December 31, 2022, for various scenarios involving a change in control or termination of employment, assuming a December 31, 2022, termination or transaction date and, where applicable, using the closing price of our common stock of   $23.65 (as reported on the NYSE as of December 30, 2022, the last trading day of the year).
	Form of Payment
Name/Triggering Event	Cash Severance ($)(1)	Benefit Continuation ($)	Life Insurance ($)	Equity Awards ($)(2)	Total ($)
Jason Gorevic
Involuntary Termination(3)	1,218,000	43,101	382	1,989,320	3,250,803
Change in Control(4)	—	—	—	706,284	706,284
Termination in connection with Change in Control(5)	2,478,000	43,101	382	3,677,244	6,198,727
Mala Murthy
Involuntary Termination(6)	500,000	20,109	—	915,373	1,435,482
Change in Control(4)	—	—	—	404,841	404,841
Termination in connection with Change in Control(7)	1,118,800	20,109	—	2,367,767	3,506,676
Claus T. Jensen, PhD
Involuntary Termination(8)	162,692	11,939	—	—	174,631
Change in Control(4)	—	—	—	536,051	536,051
Termination in connection with Change in Control(9)	411,250	15,919	—	2,178,449	2,605,618
Laizer Kornwasser
Involuntary Termination(10)	1,000,000	31,517	—	1,910,778	2,942,295
Change in Control	—	—	—	—	—
Termination in connection with Change in Control(11)	1,000,000	31,517	—	5,732,334	6,763,851
Michael Waters
Involuntary Termination(12)	235,000	10,017	—	—	245,017
Change in Control	—	—	—	—	—
Termination in connection with Change in Control(13)	822,500	20,033	—	3,212,450	4,054,983
Teladoc Health 2023 Proxy Statement | 53

EXECUTIVE COMPENSATION
(1)
Because this table assumes the given event occurred on December 31, 2022, the amounts shown in this column reflect the full 2022 bonuses. Actual bonus payments in the given circumstances would be prorated based on the portion of the year elapsed on date the event occurred.

(2)
For stock options, reflects the excess of the market price of  $23.65 of our common stock on December 30, 2022, the last trading day of the year, over the exercise price of the stock option, multiplied by the number of unvested shares that vest upon the given event. For RSUs and PSUs, reflects the market price of  $23.65 of our common stock on December 30, 2022, multiplied by the number of unvested shares that vest upon the given event.

(3)
In the event Mr. Gorevic is terminated by us without cause or he resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 18 months of continued base salary and life insurance; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 18 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; (iv) a pro rata portion of the bonus he would have earned for the year of termination; and (v) accelerated vesting of time-based equity awards that were scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period.

(4)
The grants of PSUs made to the named executive officers provide that, if a change in control occurs on or prior to the last day of the applicable performance period, the PSUs will be earned at the level that is the greater of   (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. One-third of the earned Revenue PSUs would have vested on the change in control date and the remaining two-thirds would vest in eight substantially equal quarterly installments over the subsequent two years. The earned EBITDA Margin PSUs, as well as the PSUs granted to Dr. Jensen in 2021 that would be earned at the end of a two-year performance period based on the achievement of certain research and development targets (“R&D PSUs”), will vest on the change in control date. Half of the earned 2021 EBITDA PSUs and 2021 ARR Synergy PSUs will vest on the change in control date and the remaining half will vest on the one-year anniversary of the change in control date. The amounts shown in this row for PSUs for Mr. Gorevic and Ms. Murthy reflect vesting of half of the 2021 EBITDA PSUs and 2021 ARR Synergy PSUs that were actually earned by the named executive officer and the target number of EBITDA Margin PSUs. The amount shown in this row for PSUs for Dr. Jensen reflects vesting of the target number of EBITDA Margin PSUs and R&D PSUs. No Revenue PSUs were earned.

(5)
In the event Mr. Gorevic is terminated by us without cause or he resigns for good reason, in either case within 12 months following a change in control, subject to his timely executing a release of claims in our favor, Mr. Gorevic is entitled to receive: (i) a lump-sum payment equal to 150% of his base salary plus target bonus opportunity; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) 18 months of continued life insurance; (iv) up to 18 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; (v) a pro rata portion of the bonus he would have earned for the year of termination; and (vi) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. In addition, the awards of PSUs granted to him in 2021 for which the performance period ended on December 31, 2022 and the award of PSUs granted in 2022 would each become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2015 Incentive Award Plan), and the number of PSUs earned will equal the greater of   (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amount shown in this row for PSUs reflects vesting of all the 2021 EBITDA PSUs and 2021 ARR Synergy PSUs that were actually earned by Mr. Gorevic in 2022 and the target number of EBITDA Margin PSUs.

(6)
In the event that Ms. Murthy is terminated by us without cause or she resigns for good reason, subject to her timely executing a release of claims in our favor, she is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; and (iv) accelerated vesting of her time-based equity awards that were scheduled to vest in the following six months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period. The amount shown does not include 51,635 options for which the exercise price exceeded the market price of our common stock.

(7)
In the event that Ms. Murthy is terminated by us without cause or she resigns for good reason, in either case in connection with, on the date of or within 12 months following a change in control, subject to her timely executing a release of claims in our favor, she is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; (iv) a lump-sum payment equal to 100% of the target bonus payment for the year of termination; (v) a pro rata portion of the bonus she would have earned for the year of termination; and (vi) accelerated vesting of her time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. In addition, the awards of PSUs granted to her in 2021 for which the performance period ended on December 31, 2022 and the award of PSUs granted in 2022 would each become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2015 Incentive Award Plan), and the number of PSUs earned will equal the greater of   (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amount shown in this row for PSUs reflects vesting of

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EXECUTIVE COMPENSATION
all the 2021 EBITDA PSUs and 2021 ARR Synergy PSUs that were actually earned by Ms. Murthy in 2022 and the target number of EBITDA Margin PSUs. The amount shown does not include 145,686 options for which the exercise price exceeded the market price of our common stock.
(8)
In the event that Dr. Jensen resigns for good reason or is terminated by us due to the elimination of his job position (excluding a termination of employment due to death or disability or for cause), in each case other than on the date of or within 12 months following a change in control of the Company, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 18 weeks of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; and (iii) up to 18 weeks of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected.

(9)
In the event that Dr. Jensen resigns for good reason or is terminated by us for any reason other than for death, disability or cause, in each case on the date of or within 12 months following a change in control, he is entitled to receive: (i) six months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) a lump-sum payment equal to 50% of his target annual bonus for the year of termination; (iv) up to six months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; and (v) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied. In addition, the awards of PSUs granted to him in 2021 and 2022 would each become earned as of the date of the change in control (or an earlier date determined by the administrator of the 2015 Incentive Award Plan), and the number of PSUs earned will equal the greater of   (i) 100% of the target number of PSUs and (ii) the sum of the number of earned PSUs using our expected performance based on our then-current results. The amount shown in this row for PSUs reflects vesting of the target number of EBITDA Margin PSUs and R&D PSUs. The amount shown does not include 121,671 options for which the exercise price exceeded the market price of our common stock.

(10)
If Mr. Kornwasser is terminated by us for convenience within the first 18 months of employment, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) a lump-sum payment equal to 100% of his target annual bonus for the year of termination; (iv) up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; and (v) accelerated vesting of his time-based equity awards that were scheduled to vest in the following 12 months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12-month period.

(11)
In the event that Mr. Kornwasser resigns for good reason or is terminated by us for any reason other than for death, disability or cause, in each case on the date of or within 12 months following a change in control, he is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) a lump-sum payment equal to 100% of his target annual bonus for the year of termination; (iv) up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; and (v) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied.

(12)
In the event that Mr. Waters resigns for good reason or is terminated by us due to the elimination of his job position (excluding a termination of employment due to death or disability or for cause), in each case other than on the date of or within 12 months following a change in control of the Company, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) six months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) up to six months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; and (iv) accelerated vesting of his time-based equity awards that were scheduled to vest in the following six months and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period.

(13)
In the event that Mr. Waters resigns for good reason or is terminated by us for any reason other than for death, disability or cause, in each case on the date of or within 12 months following a change in control, he is entitled to receive: (i) 12 months of continued base salary; (ii) any earned but unpaid bonus for the year prior to the year of termination; (iii) a lump-sum payment equal to 100% of his target annual bonus for the year of termination; (iv) up to 12 months of premiums for continued medical, dental or vision coverage pursuant to COBRA, if elected; and (v) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied.

Teladoc Health 2023 Proxy Statement | 55

EXECUTIVE COMPENSATION
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship between the annual total compensation of our employees and the annual total compensation of Mr. Gorevic, our Chief Executive Officer. We consider the pay ratio specified herein to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K. We believe executive pay must be internally consistent and equitable to motivate our employees to create stockholder value. We are committed to internal pay equity, and our Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive.
Mr. Gorevic had 2022 annual total compensation of  $10,876,053 as reflected in the 2022 Summary Compensation Table included in this proxy statement. Our median employee’s annual total compensation for 2022 was $98,039, as determined in the same manner as the total compensation for Mr. Gorevic. Based on this information, for 2022, the estimated ratio of the median of the annual total compensation of all of our employees (other than our CEO) to the annual compensation of our CEO was 1 to 111.
EMPLOYEE	2022 ANNUAL TOTAL COMPENSATION ($)	ESTIMATED PAY RATIO
Jason Gorevic, Chief Executive Officer	10,876,053	1:111
Median employee, other than our CEO	98,039
To identify the median employee from our employee population, we determined the annual total compensation of each of our employees as of December 31, 2022, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. We considered all of our employees, including international employees and those working less than 40 hours per week.
Compensation Risk Assessment
Management conducted a risk assessment of our compensation plans and practices and concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten us. No such plans or practices were identified by management. The Compensation Committee has also reviewed the risks and rewards associated with our compensation plans and practices and agrees with management’s conclusion.
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EXECUTIVE COMPENSATION
Pay Versus Performance
The primary objectives of our executive compensation program are to retain key executives, attract new talent, link compensation to achievement of our business objectives and align the interests of our executives with those of our long-term stockholders. Our program aligns executive pay with stockholder interests and links pay to performance through a blend of short- and long-term performance measures. In 2022, equity-based and incentive pay made up 93.9% of our CEO’s target compensation and, on average, 92.7% of our other named executive officers’ target compensation. The high utilization of equity-based and incentive compensation results in higher total realized pay when leadership exceeds the Compensation Committee-approved performance targets. Conversely, failure to achieve approved targets results in lower realized pay including the possibility that some awards pay zero at the end of their performance period.
Pay Versus Performance Compensation Actually Paid Table
The amounts shown below for compensation actually paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers. These amounts reflect the Summary Compensation Table total with certain adjustments as described below. For information regarding the decisions made by our Compensation Committee with respect to the named executive officer compensation for each year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the years covered in the table below.
Year	Summary Compensation Table Total for CEO(1) ($)	Compensation Actually Paid to CEO(2) ($)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(3) ($)	Average Compensation Actually Paid to Non-CEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based On: ($)		Net Loss ($ thousands)	Company- Selected Measure: Revenue ($ thousands)(5)
					Total Shareholder Return	Peer Group Total Shareholder Return(4)
2022	10,876,053	(2,755,173)	8,211,732	3,613,853	28	125	(13,659,531)	2,406,840
2021	11,637,898	(4,486,255)	3,776,044	(1,412,623)	110	152	(428,793)	2,032,707
2020	8,455,584	54,668,602	2,614,048	12,280,174	239	118	(485,136)	1,093,962

(1)
The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Gorevic, our CEO for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)
The CEO in each covered year is Mr. Gorevic. The CEO Summary Compensation Table to compensation actually paid reconciliation is summarized in the following table:

	2022	2021	2020
Summary Compensation Table Total Compensation	$10,876,053	$11,637,898	$8,455,584
Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(10,000,020)	(10,000,131)	(6,800,017)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	1,593,442	3,762,671	14,745,250
Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(3,507,008)	(10,210,349)	22,192,866
Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(1,717,640)	323,656	16,074,919
Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
Compensation actually paid	$(2,755,173)	$(4,486,255)	$54,668,602

(3)
The non-CEO named executive officers for whom the average compensation is presented in this table are: for 2022, Ms. Murthy, Dr. Jensen and Messrs. Kornwasser and Waters; for 2021, Ms. Murthy, Dr. Jensen and Messrs. David Sides, Turitz and Vandervoort; and for 2020, Mmes. Murthy and Verstraete and Messrs. Sides and Vandervoort. Mr. Sides is our former Chief Operating Officer and resigned from the Company effective on September 21, 2021.

Teladoc Health 2023 Proxy Statement | 57

EXECUTIVE COMPENSATION
	2022	2021	2020
Summary Compensation Table Total Compensation	$8,211,732	$3,776,044	$2,614,048
Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(7,249,976)	(3,041,445)	(1,700,036)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	3,668,043	1,058,324	3,686,363
Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(693,095)	(1,461,413)	4,650,682
Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(322,851)	(219,721)	3,029,117
Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(1,524,412)	—
Compensation actually paid	$3,613,853	$(1,412,623)	$12,280,174

(4)
The peer group used for calculating Peer Group Total Shareholder Return is the S&P 500 Health Care Index.

(5)
We have determined that revenue is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our named executive officers, for the most recently completed fiscal year, to company performance.

Relationship Between Pay and Performance
Below are graphs showing the relationship of  “compensation actually paid” (“CAP”) to our CEO and other named executive officers in 2020, 2021 and 2022 to (1) the total shareholder return of both us and the S&P 500 Health Care Index, (2) our net loss and (3) our revenue.
CAP, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as reflected in the significant decreases to 2021 and 2022 CAP).

Teladoc Health, Inc. & Peer TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$60
$50
$40
$30
$20
$10
$0
-$10
Value of $100 Investment From 12/31/2019
$300
$250
$200
$150
$100
$50
$0
$54.67
$12.28
($4.49)
($1.41)
($2.76)
$3.61
2019
2020
2021
2022
CEO CAP ($M)
Average NEO CAP ($M)
TDOC
S&P 500 Health Care Sector

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EXECUTIVE COMPENSATION

Teladoc Health, Inc. Net Loss vs. Compensation Actually Paid
Compensation Actually Paid ($M)
TDOC Net Loss ($M)
$60
$50
$40
$30
$20
$10
$0
-$10
$2,000
$0
($2,000)
($4,000)
($6,000)
($8,000)
($10,000)
($12,000)
($14,000)
($16,000)
$54.67
$12.28
($4.49)
($1.41)
($2.76)
$3.61
2020
2021
2022
CEO CAP ($M)
Average NEO CAP ($M)
TDOC Net Loss

Teladoc Health, Inc. Revenue vs. Compensation Actually Paid
$60
$50
$40
$30
$20
$10
$0
-$10
Compensation Actually Paid ($M)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
TDOC Revenue ($M)
$54.67
$12.28
($4.49)
($1.41)
($2.76)
$3.61
2020
2021
2022
CEO CAP ($M)
Average NEO CAP ($M)
TDOC Revenue

Listed below are the financial and non-financial performance measures which in our assessment represent the most important performance measures we use to link compensation actually paid for 2022 to our named executive officers to company performance.
Teladoc Health 2023 Proxy Statement | 59

EXECUTIVE COMPENSATION
	Measure	Explanation
Financial Measures	Revenue	• Revenue for 2022
Adjusted EBITDA
•
A non-GAAP measure that consists of net loss before interest expense, net; other expense (income), net, including foreign exchange gain or loss; provision for income taxes; depreciation and amortization; goodwill impairment; loss on extinguishment of debt; stock-based compensation; restructuring costs; and acquisition, integration, and transformation costs

	Adjusted EBITDA Margin	• A non-GAAP measure that measures adjusted EBITDA as a percentage of revenue
Non-Financial Measures	Corporate Health	• Consists of three components intended to improve our human capital management: voluntary attrition by employees, building a more diverse leadership team, and employee satisfaction
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EXECUTIVE COMPENSATION
Proposal 3―Approve the Teladoc Health, Inc. 2023 Incentive Award Plan
Board Recommendation
At our Annual Meeting, we are asking you, our stockholders, to approve the Teladoc Health, Inc. 2023 Incentive Award Plan (the “2023 Incentive Award Plan”), which was adopted by our Board on February 17, 2023, following a recommendation by our Compensation Committee to approve the 2023 Incentive Award Plan on February 16, 2023. A copy of the 2023 Incentive Award Plan is attached as Annex B to this proxy statement.
Background
In connection with the design and adoption of the 2023 Incentive Award Plan, our Board and Compensation Committee carefully considered our anticipated future equity needs, our historical equity compensation practices and the advice of the Compensation Committee’s independent compensation consultant. Under the 2015 Incentive Award Plan, the Teladoc, Inc. Second Amended and Restated Stock Incentive Plan, the 2020 Incentive Award Plan, and the Inducement Award Plan, (collectively, the “Prior Plans”), as of March 31, 2023, we had 6,278,157 shares available for grant. The number of shares being requested for authorization under the 2023 Incentive Award Plan is 8,250,000 shares, which we expect to use for future equity grants over approximately the next one year. If the 2023 Incentive Plan is approved by our stockholders, we will have, in the aggregate, approximately 14,528,157 shares, which includes the number of shares remaining available for future grant under the Prior Plans as of March 31, 2023, available for issuance to all eligible participants under the 2023 Incentive Award Plan, plus any shares forfeited under Prior Plans following the effective date of the 2023 Incentive Award Plan. If the 2023 Incentive Award Plan is not approved by our stockholders, we will continue to grant equity incentive awards under the Prior Plans until each of the Prior Plans expire or there is no remaining capacity under such plans, and it may become necessary to increase cash compensation to replace any shortfall in available equity, which we do not believe is advisable or in stockholders’ best interests. If the 2023 Incentive Award Plan is approved, the Prior Plans will be shut down and no further grants will be made under the Prior Plans.
Below is a summary of awards outstanding and shares available for issuance under all of our equity compensation plans as of March 31, 2023.
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We had outstanding stock options, unvested RSU and unvested PSU awards with respect to 16,968,968 shares of our common stock, assuming target performance of PSUs; and

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A total of 6,278,157 shares were available for grant.

Reasons Why You Should Vote in Favor of the Approval of the 2023 Incentive Award Plan
Our Board recommends a vote for the approval of the 2023 Incentive Award Plan because it believes the plan is in the best interests of us and our stockholders for the following reasons.
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Aligns director, employee and stockholder interests. We currently provide long-term incentives by compensating participants with equity awards. Annual equity awards are generally made to all of our employees, subject to certain exceptions. In 2022, over 81% of the number of shares subject to awards granted under the Prior Plans was to employees other than our executive officers. For our senior leadership team, half of our equity awards vest upon the achievement of performance metrics. With your approval of the 2023 Incentive Award Plan, we will be able to continue to maintain this means of aligning the interests of key personnel with the interests of our stockholders.

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Approval is necessary to continue an equity-based compensation program. If our stockholders do not approve the 2023 Incentive Award Plan, we may have to shift to a long-term compensation program that is heavily paid in cash for both our employees and directors, which would less closely align with the interests of our stockholders and negatively impact our cash management and operating expenses, which in turn could adversely affect or business strategy and results. Based on the remaining capacity in our Prior Plans, we expect we may not have sufficient capacity to make our next cycle of equity awards.

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Includes strong corporate governance features. As described below, the 2023 Incentive Award Plan is based on our 2015 Incentive Award Plan, which was previously approved by our stockholders and has sound governance features, which are described below. In addition to the 2015 Incentive Award Plan’s sound governance provisions, we have hardwired into the 2023 Incentive Award Plan additional favorable governance provisions, including “minimum vesting” provisions.

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Attracts and retains talent. The 2023 Incentive Award Plan will be a critical tool to allow us to attract, retain and motivate key personnel and providing participants with incentives directly related to increases in our value and aligned with stockholders’ interests.

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Our Prior Plans successfully served the best interests of us and our stockholders, however, in addition to years of use and steady employee growth, several recent trends in the market contributed to the depletion of shares in the Prior Plans. While we provide a platform for healthcare services, our operations, and by extension our talent profile and compensation arrangements, more closely resemble those of a technology company. Stock prices across companies in the technology industry have fallen in 2022 and 2023, including ours. As a result, to remain competitive with the industry and to retain key employee talent, we have granted awards at lower stock prices, which awards cover more shares than had been our historical practice. We believe that the benefits to our stockholders from equity award grants to our employees and directors outweigh the potential dilutive effect of grants under the 2023 Incentive Award Plan. We believe that paying a significant portion of annual variable compensation in the form of equity awards is an effective method of aligning the interests of senior employees with those of our stockholders, encouraging ownership in the Company, and retaining, attracting and rewarding talented employees. We also believe that having a vehicle to pay a portion of compensation for our non-employee directors in stock awards is appropriate and consistent with market practices.
Considerations for the Approval of the 2023 Incentive Award Plan
The 2023 Incentive Award Plan has been designed to build upon the effectiveness of our Prior Plans and incorporates additional stockholder-favorable features and would result in modest dilution, which further align our equity compensation program with the interest of our stockholders.
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Strong Governance Practices. The 2023 Incentive Award Plan incorporates the following favorable corporate governance practices that protect the interests of our stockholders:

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Minimum vesting condition. The 2023 Incentive Award Plan provides that awards granted to participants under the plan will not vest (or have applicable restrictions lapse) prior to the one-year anniversary of the date of grant (the “Minimum Vesting Condition”), with only narrow exceptions, which we believe strengthen our employees’ interest in creating long term value for our stockholders.

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No “evergreen” provision. The number of shares of our common stock available for issuance under the 2023 Incentive Award Plan is fixed and will not adjust automatically based upon the number of shares outstanding.

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Dividends or dividend equivalents subject to restrictions. Dividends or dividend equivalents, if any, paid on any equity awards are subject to the same vesting requirements as the underlying award.

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Stock options and stock appreciation rights are not discounted. The 2023 Incentive Award Plan prohibits granting stock options with exercise prices and stock appreciation rights (“SARs”) with grant prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

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No repricing or exchange without stockholder approval. The 2023 Incentive Award Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval, except in connection with certain corporate transactions involving the Company.

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Material amendments require stockholder approval. Material changes to the 2023 Incentive Award Plan, including increasing the number of shares authorized for issuance and repricing of stock options and SARs require stockholder approval.

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No liberal share counting provisions. The following types of shares will not again be available for issuance under the 2023 Incentive Award Plan: (i) shares withheld to cover the exercise price or strike price of awards, (ii) shares withheld to cover the payment of taxes with respect to any award, (iii) shares subject to SARs that are not issued in connection with the stock settlement of the SAR on exercise thereof and (iv) shares purchased by us on the open market with the cash proceeds from the exercise of options.

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“Clawback” provision. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act of 2002 and Section 954 of the Dodd Frank Act), awards shall be subject to clawback, forfeiture or similar requirement. Awards to executive officers are also subject to our clawback policy, which requires the recoupment of certain excess incentive compensation in the event of a material restatement of our financial statements.

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No tax gross-ups. No participant is entitled under the 2023 Incentive Award Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the plan.

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Share Usage and Stockholder Dilution. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2023 Incentive Award Plan is 8,250,000 shares, plus the

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number of shares remaining available for future grant under the Prior Plans as of the effective date of the 2023 Incentive Award Plan and any shares forfeited under Prior Plans following the effective date of the 2023 Incentive Award Plan. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the 2023 Incentive Award Plan.
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Run Rate. When determining the number of shares authorized for issuance under the 2023 Incentive Award Plan, our Board and Compensation Committee carefully considered the potential dilution to our current stockholders as measured by our “run rate,” “overhang” and projected future share usage.

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Our three-year average run rate of 6.24% reflects the importance of equity incentive compensation as part of our total compensation and our commitment to aligning our equity compensation program with the interests of our stockholders. The 2022 run rate was higher due to the special awards granted in June 2022 following significant volatility in our stock price, which is further described above under “Compensation Discussion and Analysis — Elements of Compensation — Equity awards.”

Run Rate
Year	Stock Options Granted	Full- Value Awards Granted (RSUs)	PSUs Awarded(1)	Total Awards Granted	Weighted Average Common Shares Outstanding	Run Rate(2)
2022	1,530,665	6,724,893	511,107	8,766,665	161,457,123	5.43%
2021	49,177	816,466	531,309	1,396,952	156,939,349	0.89%
2020	6,892,990	4,205,573	114,613	11,213,176	90,509,229	12.39%
Three-Year Average Run Rate						6.24%

(1)
Includes performance stock units at target.

(2)
Run rate is calculated by dividing the number of awards granted by our weighted average shares of common stock outstanding.

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In connection with the Company’s closing of the Livongo merger, on October 30, 2020, the Company assumed Livongo’s outstanding equity incentive plans, and on the closing date, each outstanding Livongo equity award issued under Livongo’s plans was converted into a corresponding award with respect to the Company’s common stock, with the number of shares underlying such award adjusted based on a defined ratio. Additionally, in connection with the Livongo merger, the Compensation Committee determined that, in order to encourage retention of Livongo employees, to award special grants to those Livongo employees who became employees of the Company following the merger. In April 2022, we revised our 2022 financial outlook to reflect new dynamics experienced in the direct-to-consumer mental health and chronic condition markets. In the direct-to-consumer mental health market, higher advertising costs in some channels generated a lower-than-expected yield on our marketing spend, and in the chronic condition market, we began to see an elongated sales cycle as employers and health plans evaluate their long-term strategies to deliver the benefits and care that their populations need. Following this revision, our stock price declined significantly. Because this extreme volatility in our stock price caused the value of the annual equity grants awarded in March 2022 to decrease considerably in such a short period following the grant date, the Compensation Committee recognized a need to encourage retention of its employees, including the named executive officers, in a dynamic, competitive market. Accordingly, in June 2022 the Committee awarded special grants to all employees (excluding fixed-term employees, interns and temporary employees) hired prior to April 1, 2022, other than Mr. Gorevic. In light of the Livongo merger in 2020 and the special, one-time grant in 2022, our run rates in 2020 and 2022 were atypical, and we expect that the run rate will decrease in subsequent years for the duration of this share pool. For 2023, based on grants made under the Prior Plans to date and current projections for the remainder of the year, we project that our run rate will be approximately 5%.

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Overhang. We are committed to limiting stockholder dilution from our equity compensation programs. As of February 28, 2023, excluding shares of our common stock available for issuance under our Employee Stock Purchase Plan, our overhang was 13.4%, and if the 2023 Incentive Award Plan is approved by our stockholders, our overhang is expected to be 17.0%. We calculate “overhang” as the total of  (a) shares underlying outstanding awards at target plus shares available for issuance for future awards, divided by (b) the total number of shares outstanding, including shares underlying outstanding awards and shares available for issuance under future awards.

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	Stock Options			Total Full-Value Awards Outstanding	Shares Available(1)	Total Shares Within Plans(1)	Common Shares Outstanding	Diluted Common Shares Outstanding (i.e.,Total Shares Within Plans + Common Shares Outstanding)(1)	Total Equity Dilution(1)
As of	Number Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Term (years)
February 28, 2023	4,211,168	$27.67	5.9	6,622,100	14,315,940	25,149,208	162,659,478	187,808,686	13.4%
Additional Shares Requested	—	—	—	—	8,250,000	8,250,000	—	8,250,000	—
February 28, 2023 (incl. additional shares requested)	4,211,168	$27.67	5.9	6,622,100	22,565,940	33,399,208	162,659,478	196,058,686	17.0%
(1)
The amount disclosed excludes shares of our common stock available for issuance under our Employee Stock Purchase Plan.

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Based on a reasonable expectation of future equity usage, we believe the number of shares being requested for authorization under the 2023 Incentive Award Plan will last for approximately one year. We are intentionally seeking approval of a number of shares that will last for a relatively shorter duration given recent, extreme volatility in our stock price, allowing our stockholders the opportunity to re-evaluate our equity compensation strategies in the near term.

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Historic Shareholder Support for our Compensation Practices. Since we held our first say-on-pay advisory vote in 2018, shareholders have demonstrated strong support for our compensation programs, including approximately 92% support at our 2022 annual meeting. Our compensation program and philosophy has not changed in any material way since this 2022 vote.

Summary of the 2023 Incentive Award Plan
The following summary of the material features of the 2023 Incentive Award Plan is qualified in its entirety by reference to the complete text of the 2023 Incentive Award Plan.
Effective Date. The 2023 Incentive Award Plan will expire on May 25, 2033, provided that the 2023 Incentive Award Plan is approved by stockholders.
Administration. Our Compensation Committee will have full discretion to administer and interpret the 2023 Incentive Award Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2023 Incentive Award Plan and to adopt, alter and repeal rules, regulations, guidelines and practices relating to the 2023 Incentive Award Plan as it deems necessary or advisable, or to comply with any applicable law and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility. Any employees, directors, officers or consultants of the Company or its Affiliates, or other individuals approved by the Compensation Committee, will be eligible for awards under the 2023 Incentive Award Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2023 Incentive Award Plan.
Number of Shares Authorized. The 2023 Incentive Award Plan provides for an aggregate of 8,250,000 shares of our common stock, plus the number of shares remaining available for future grant under the Prior Plans as of the effective date of the 2023 Incentive Award Plan and the number of shares of our common stock issued under any of the Prior Plans as of the effective date that is thereafter forfeited, canceled, expires, terminates, otherwise lapses or is settled in cash, in whole or in part, without the delivery of shares of our common stock to be available for awards under the 2023 Incentive Award Plan. No more than 8,250,000 shares of our common stock may be issued with respect to incentive stock options under the 2023 Incentive Award Plan.
No non-employee director may be granted awards having an aggregate maximum value at the date of grant, together with any cash fees payable to such non-employee director, in excess of  $650,000, except in extraordinary circumstances as determined by the Compensation Committee. Shares of our common stock
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subject to awards are generally unavailable for future grant unless such awards are subsequently terminated, canceled or forfeited without the participant having benefited therefrom; provided that, in no event shall shares used in payment of the exercise price or strike price of an award or any taxes required to be withheld in respect of an award, shares subject to SARs that are not issued in connection with the stock settlement of the SAR on exercise thereof and shares purchased by the Company on the open market with the cash proceeds from the exercise of options increase the number of shares of our common stock that may be granted under the 2023 Incentive Award Plan. If there is any change in our corporate capitalization (as discussed below), the Compensation Committee, in its sole discretion, may make substitutions or adjustments to (i) the number of shares reserved for issuance under the 2023 Incentive Award Plan, (ii) the number of shares covered by awards then outstanding under the 2023 Incentive Award Plan, (iii) the limitations on awards under the 2023 Incentive Award Plan, (iv) the exercise price or strike price of outstanding options or SARs, respectively, and (v) such other equitable substitution or adjustments as it may determine appropriate.
Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of  (a) a dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or sale or exchange of common stock or other securities of the Company, change in control, issuance of warrants or other rights to purchase common stock or other securities of the Company, other similar corporate transaction or event, or (b) unusual or nonrecurring events affecting the Company or any of its affiliates, or the financial statements of such entities, or changes in applicable rules, rulings or regulations or other requirements of any governmental body or securities exchange, accounting principles or laws, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.
Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock, RSUs and other stock-based awards, or any combination of the foregoing. Awards may be granted under the 2023 Incentive Award Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company (whether directly or indirectly) or with which the Company combines (“Substitute Awards”). All types of awards shall be subject to the terms and conditions established by the Compensation Committee and specified in an award agreement.
Stock Options. The Compensation Committee is authorized to grant options to purchase shares of our common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2023 Incentive Award Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option” and such option has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code.
Under the terms of the 2023 Incentive Award Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant (except with respect to Substitute Awards, as provided for in the 2023 Incentive Award Plan). Options granted under the 2023 Incentive Award Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2023 Incentive Award Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent, and/or shares of our common stock valued at the fair market value at the time the option is exercised, or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) in other property having a fair market value on the date of exercise equal to the exercise price, (ii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted “cashless exercise,” or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of our common stock will be settled in cash.
Stock Appreciation Rights. The Compensation Committee is authorized to award SARs under the 2023 Incentive Award Plan. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares, or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2023 Incentive Award Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. Except as otherwise provided by the
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Compensation Committee in the case of Substitute Awards, the strike price per share of our common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant.
Restricted Stock. The Compensation Committee is authorized to award restricted stock under the 2023 Incentive Award Plan. Restricted stock constitutes an immediate transfer of the ownership of our common stock to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer determined by the Compensation Committee for a period of time determined by the Compensation Committee.
RSUs. The Compensation Committee is authorized to award RSUs. Awards of RSUs shall be subject to the terms and conditions established by the Compensation Committee and specified in an award agreement. Unless the Compensation Committee determines otherwise as specified in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the RSUs are to be earned, then any unvested units will be forfeited. Unless the Compensation Committee determines otherwise as specified in an award agreement, upon the expiration of the period of time over which the RSUs are to be earned, the participant will receive one share of our common stock for each outstanding RSU or, at the Compensation Committee’s election, an amount in cash equal to the fair market value of the aggregate number of shares of our common stock as of the expiration date of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any withholding taxes. To the extent provided in an award agreement, the holder of outstanding RSUs may be entitled to be paid currently or credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of our common stock) either in cash or, at the sole discretion of the Compensation Committee, in shares of our common stock having a fair market value equal to the amount of such dividends, which accumulated dividend equivalents shall be payable at the same time as the underlying RSUs are settled following the release of restrictions on such RSUs and, if such RSUs are forfeited, the participant will have no right to such dividend equivalent payments.
Other Stock-Based Awards. The Compensation Committee is authorized to grant rights to receive grants of awards at a future date or other awards denominated in shares of our common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Performance Compensation Awards. The Compensation Committee may grant any award under the 2023 Incentive Award Plan that is subject to the achievement of performance objectives selected by the Compensation Committee in its sole discretion, including without limitation, any one or more of  (or any combination of) the following performance criteria for the Company (and/or one or more of its affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing):
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net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization and non-cash equity-based compensation expense);

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gross or net sales or revenue or sales or revenue growth;

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net income (either before or after taxes) or adjusted net income;

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profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin;

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budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus);

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cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital;

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cost of capital; return on stockholders’ equity;

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total stockholder return; return on sales;

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costs, reductions in costs and cost control measures;

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expenses;

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working capital;

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earnings or loss per share;

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adjusted earnings or loss per share;

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price per share or dividends per share (or appreciation in or maintenance of such price or dividends);

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regulatory achievements or compliance;

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implementation, completion or attainment of objectives relating to research, development, regulatory, commercial or strategic milestones or developments;

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market share; economic value or economic value added models;

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division, group or corporate financial goals; individual business objectives;

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production or growth in production;

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reserves or added reserves;

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growth in reserves per share;

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inventory growth;

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environmental, health and/or safety performance;

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effectiveness of hedging programs; improvements in internal controls and policies and procedures; customer satisfaction/growth;

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customer service;

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employee satisfaction;

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recruitment and maintenance of personnel;

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human resources management;

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supervision of litigation and other legal matters;

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strategic partnerships and transactions;

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financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions;

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sales-related goals;

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financing and other capital raising transactions;

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cash on hand;

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acquisition activity;

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investment sourcing activity; and

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marketing initiatives.

Any of the performance criteria can be stated as a percentage of another performance criteria or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operations or business units, divisions, product lines, asset classes, brands, or administrative departments or any combination thereof, as the Compensation Committee deems appropriate. Performance criteria may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or stock market indices. The performance criteria may also be subject to a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made. The Compensation Committee has the authority to make equitable adjustments to the performance criteria, as may be determined by the Compensation Committee at any time, in its sole discretion.
The Compensation Committee may also specify adjustments or modifications to be made to the calculation of the performance criteria for such performance period, based on and in order to appropriately reflect the following events: (i) restructurings, discontinued operations, extraordinary items and other unusual, infrequently occurring or non-recurring charges or events, (ii) asset write-downs, (iii) litigation or claim judgments or settlements, (iv) acquisitions or divestitures, (v) reorganization or change in the corporate structure or capital structure of the Company, (vi) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management, (vii) foreign exchange gains and losses, (viii) a change in the fiscal year of the Company, (ix) the refinancing or repurchase of bank loans or debt securities, (x) unbudgeted capital expenditures, (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (xii) conversion of some or all of convertible securities to common stock, (xiii) any business interruption event, (xiv) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles or (xv) the effect of changes in other laws or regulatory rules affecting reported results.
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Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of an award subject to performance criteria only to the extent that (i) the performance criteria for such period are achieved; and (ii) all or some of the portion of such participant’s award has been earned for the performance period based on the application of the relevant performance formula to the achieved performance goals.
Minimum Vesting Condition. Awards granted under the 2023 Incentive Award Plan will vest over a minimum period of not less than one year following the date of grant. However, the Compensation Committee may accelerate the vesting of awards or otherwise lapse or waive these minimum vesting requirements in the event of a participant’s death or “disability” or a “change in control” (as such terms are defined in the 2023 Incentive Award Plan). In addition, the Compensation Committee may grant up to 5% of the shares authorized under the 2023 Incentive Award Plan that are not subject to the Minimum Vesting Condition. For the avoidance of doubt, any shares of our common stock granted to the Company’s non-employee directors shall not be subject to the Minimum Vesting Condition as such grants are based on service for the year.
Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.
Amendments and Termination. The 2023 Incentive Award Plan has a term of ten years. The Board of Directors may amend, suspend, or terminate the 2023 Incentive Award Plan at any time; provided that, stockholder approval to amend the 2023 Incentive Award Plan may be necessary if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2023 Incentive Award Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of our common stock may be listed or quoted or for changes in GAAP to new accounting standards); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not be effective without the consent of the affected participant, holder or beneficiary.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder, or beneficiary; and provided further that, without stockholder approval, (a) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR; (b) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price), and no option or SAR may be exchanged for cash or another award in a manner which would either (i) be reportable on the Company’s proxy statement as options which have been “repriced” (as such term is used in regulations promulgated under the Exchange Act), or (ii) result in any “repricing” for financial statement reporting purposes (or otherwise cause the award to fail to qualify for equity accounting treatment) and (c) the Compensation Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation service on which our common stock is listed or quoted. However, stockholder approval is not required with respect to clauses (a), (b) and (c) above for any action specifically permitted by Article VIII (Adjustments for Changes in Common Stock and Certain Other Events) of the 2023 Incentive Award Plan. In addition, none of the requirements described in the preceding clauses (a), (b) and (c) can be amended without stockholder approval.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2023 Incentive Award Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later
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of  (a) two years from the date of grant of the option, or (b) one year from the date of exercise of the option. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, the Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of  $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
SARs. No income will be recognized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
RSUs. A participant will not be subject to tax upon the grant of an RSU award. Rather, upon the delivery of shares or cash pursuant to an RSU award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of  $1,000,000 per year per person to our named executive officers, subject to certain exceptions. Prior to 2018, payment of  “performance-based compensation” could be deducted under Section 162(m), but that exception was eliminated in the Tax Cut and Jobs Act of 2017, subject to certain grandfathered arrangements.
Section 409A of the Code. Section 409A of the Code generally affects amounts deferred by a participant. Section 409A provides that “deferred compensation” must comply with Section 409A of the Code and if it does not, the compensation is subject to a 20% additional excise tax plus, in certain cases, an interest charge.
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Importance of Consulting a Tax Advisor. The foregoing discussion is a summary only and does not purport to be complete. In addition, the information is based upon existing U.S. tax laws and regulations and, therefore, is subject to change when those laws or rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax advisor as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of any award.
Interests of Certain Persons in the Action Taken
Each of our directors and executive officers is a potential recipient of awards under the 2023 Incentive Award Plan. While as of the date this proxy statement is first sent to stockholders our Board and the Compensation Committee have not committed to grant any awards to any director or executive officer not otherwise disclosed herein, we expect that the Board and Compensation Committee will grant awards to such participants in accordance with the 2023 Incentive Award Plan and our current compensation policies.
Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2022, with respect to compensation plans under which shares of our common stock may be issued:
PLAN CATEGORY	NUMBER OF SHARES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1) ($)	NUMBER OF SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SHARES REFLECTED IN THE FIRST COLUMN)(2) (#)
Equity compensation plans approved by security holders(3)	6,435,430(4)	27.80	10,090,644(5)
Equity compensation plans not approved by security holders(6)	4,817,439(7)	27.75	3,815,736(8)
Total	11,252,869	27.79	13,906,380

(1)
As of December 31, 2022, the weighted-average exercise price of outstanding options under the Teladoc, Inc. Second Amended and Restated Stock Incentive Plan (as amended, the “Prior Stock Incentive Plan”) was $5.89, the weighted-average exercise price of outstanding options under the 2015 Incentive Award Plan was $28.44, the weighted-average exercise price of outstanding options under the Inducement Plan was $45.76, the weighted-average exercise price of outstanding options under the 2020 Incentive Award Plan was $45.48 and the weighted-average exercise price of outstanding options under the Livongo 2014 Plan (as defined below) was $3.69. These amounts do not take into consideration the shares issuable upon vesting of outstanding RSUs or PSUs, which have no exercise price.

(2)
Pursuant to the terms of the Employee Stock Purchase Plan, the number of shares of common stock available for issuance under the Employee Stock Purchase Plan automatically increases on each January 1 until and including January 1, 2025, by an amount equal to the least of   (a) 93,617 shares, (b) 0.25% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (c) such smaller number of shares as is determined by the Board. If our stockholders approve the proposed ESPP Amendment (as defined below) at the Annual Meeting, the evergreen provision would be removed from the Employee Stock Purchase Plan.

(3)
Consists of the Prior Stock Incentive Plan, the 2015 Incentive Award Plan and the Employee Stock Purchase Plan.

(4)
Includes 89,534 outstanding options to purchase stock under the Prior Stock Incentive Plan, 3,082,442 outstanding options to purchase stock under the 2015 Incentive Award Plan, 527,266 shares subject to outstanding PSUs under the 2015 Incentive Award Plan (which number includes the number of shares actually earned under the PSUs for which the performance period ended on December 31, 2022 and the maximum number of shares that may be earned under the PSUs for which the performance period ends after December 31, 2022) and 2,736,188 outstanding RSUs (excluding the PSUs) under the 2015 Incentive Award Plan.

(5)
As of December 31, 2022, a total of 9,791,172 shares of stock were available for issuance under the 2015 Incentive Award Plan, a total of 299,472 shares of stock were available for issuance (of which no shares were subject to outstanding purchase rights) under our Employee Stock Purchase Plan and no shares of stock were available for issuance under the Prior Stock Incentive Plan.

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(6)
Consists of the Inducement Plan, the 2020 Incentive Award Plan, the Livongo Health, Inc. 2019 Equity Incentive Plan (the “Livongo 2019 Plan”) and the Livongo Health, Inc. Amended and Restated 2014 Stock Incentive Plan (the “Livongo 2014 Plan”). In connection with the Livongo merger in October 2020, we assumed the Livongo 2019 Plan and the Livongo 2014 Plan.

(7)
Includes 70,920 outstanding options to purchase stock and 9,502 outstanding RSUs under the Inducement Plan, 545,757 outstanding options to purchase stock and 3,504,018 outstanding RSUs under the 2020 Incentive Award Plan, 198,936 outstanding RSUs under the Livongo 2019 Plan and 455,281 outstanding options to purchase stock and 33,025 RSUs under the Livongo 2014 Plan. As of December 31, 2022, no shares of stock were available for issuance under the Livongo 2019 Plan or the Livongo 2014 Plan.

(8)
As of December 31, 2022, a total of 546,003 shares of stock were available for issuance under the Inducement Plan and a total of 3,269,733 shares of stock were available for issuance under the 2020 Incentive Award Plan.

SUMMARY OF THE INDUCEMENT PLAN
Our Board adopted the Inducement Plan on February 1, 2017, to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities. The Inducement Plan was amended on July 11, 2017, to, among other things, increase the number of shares issuable thereunder. The Inducement Plan was adopted by the Board without stockholder approval pursuant to NYSE Rule 303A.08. As required under NYSE Rule 303A.08, awards under the Inducement Plan may only be made to a new employee or to a rehired employee following a bona fide period of interruption of employment if the award is a material inducement to the employee’s entering into employment with the Company or its subsidiaries. The Inducement Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, RSUs and other stock or cash-based awards. A total of 1,500,000 shares of our common stock have been reserved for issuance under the Inducement Plan. If an award under the Inducement Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the Inducement Plan. Further, shares delivered to satisfy the purchase price or tax withholding obligation for any award other than an option or SAR will again be available for new grants under the Inducement Plan. If the 2023 Incentive Award Plan is approved, the Inducement Plan will be shut down and no further grants will be made under the Inducement Plan.
SUMMARY OF THE 2020 INCENTIVE AWARD PLAN
In connection with the Livongo merger, our Board adopted the 2020 Incentive Award Plan on October 30, 2020. Pursuant to the 2020 Incentive Award Plan, shares of Livongo common stock that remained available for issuance for future grants (the “Residual Shares”) pursuant to the Livongo Health, Inc. 2019 Equity Incentive Plan were converted into shares of Teladoc Health common stock available for issuance determined by multiplying the number of Residual Shares by the Equity Award Adjustment Ratio (as defined in the merger agreement with Livongo) equal to approximately 0.6891. The 2020 Incentive Award Plan was adopted by the Board without stockholder approval pursuant to NYSE Rule 303A.08. As required under NYSE Rule 303A.08, awards under the 2020 Incentive Award Plan may not be made to individuals who were employed by Teladoc Health or its subsidiaries immediately prior to the Livongo merger. The 2020 Incentive Award Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, RSUs and other stock or cash-based awards. A total of 7,633,722 shares of our common stock have been reserved for issuance under the 2020 Incentive Award Plan. If an award under the 2020 Incentive Award Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the 2020 Incentive Award Plan. However, shares tendered or withheld to satisfy the exercise price of an option or tax withholding obligation for any award, subject to a stock appreciation right but are not issued in connection with the stock settlement of the stock appreciation right or are purchased by the Company on the open market with cash proceeds from the exercise of options will not be available for new grants under the 2020 Incentive Award Plan. If the 2023 Incentive Award Plan is approved, the 2020 Incentive Award Plan will be shut down and no further grants will be made under the 2020 Incentive Award Plan.
New Plan Benefits
The types and amounts of benefits that will be awarded under the 2023 Incentive Award Plan are not currently determinable. Awards granted under the 2023 Incentive Award Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. For information regarding our recent practices with respect to equity-based compensation under the Prior Plans, please see the “Grants of Plan-Based Awards Table,” which includes certain information regarding awards granted to our named executive officers during 2022.
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The following table shows equity awards granted under the Prior Plans to executive officers and non-employee directors in 2022.
Name and Position	Number of Stock Options (#)	Number of RSUs (#)	Target Number of PSUs (#)
Jason Gorevic Chief Executive Officer	—	67,376	67,377
Mala Murthy Chief Financial Officer	141,076	64,951	40,425
Claus T. Jensen, PhD Chief Innovation Officer	117,564	58,213	33,688
Laizer Kornwasser President, Enterprise Growth and Global Markets	—	242,382	—
Michael Waters Chief Operating Officer	—	135,833	—
All Current Executive Officers as a Group	551,374	775,565	225,373
Non-Employee Director Group	—	60,534	—
Non-Executive Officer Employee Group	979,291	5,888,794	276,214
In 2023, the following equity grants are expected to be made to our non-employee directors pursuant to our Non-Employee Director Compensation Program:
Teladoc Health, Inc. 2023 Incentive Award Plan
Name and Position	Dollar Value ($)
Non-Employee Director Group	$1,800,000
Our executive officers have a financial interest in this proposal because the Compensation Committee may select one or more of our executive officers as eligible to receive grants under the 2023 Incentive Award Plan.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve the 2023 Incentive Award Plan.
Your Board of Directors recommends that you vote FOR the 2023 Incentive Award Plan.
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Proposal 4―Approve the Second Amendment to the Employee Stock Purchase Plan
Board Recommendation
The Board recommends for approval by our stockholders an amendment to our Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by three million shares and to remove the evergreen provision whereby the number of shares available for issuance would have automatically increased on January 1, 2024 and 2025. A description of the Employee Stock Purchase Plan, as amended, is below.
The purpose of the Employee Stock Purchase Plan is to facilitate broad employee participation in the ownership and financial growth of our Company by providing an opportunity to purchase our common stock at a discounted price through accumulated payroll deductions. The Board believes it is important for our employees to have an equity interest in our Company and that the Employee Stock Purchase Plan is a key component of our efforts to attract and retain qualified employees. Therefore, the Board has approved an amendment to the Employee Stock Purchase Plan in order to increase the number of shares of common stock available for purchase under the Employee Stock Purchase Plan. Our Compensation Committee has used its discretion to exclude our executive officers from participating in the Employee Stock Purchase Plan.
Our stockholders previously approved the Employee Stock Purchase Plan effective upon our IPO, pursuant to which 364,407 shares of common stock were authorized for sale to participating employees, plus an evergreen provision; provided that, on the first day of each calendar year beginning on January 1, 2016 and ending on and including January 1, 2025, the number of shares of common stock reserved for issuance under the Employee Stock Purchase Plan would be increased by the least of  (i) 93,617 shares of common stock, (ii) 0.25% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (iii) such smaller number of shares of common stock as determined by the Board. Offerings under the Employee Stock Purchase Plan have been made to employees semiannually. The Board believes that the Employee Stock Purchase Plan serves to encourage broad-based stock ownership among employees by providing a convenient means to purchase our common stock and a meaningful inducement to participate based on a discounted purchase price. Further, the Board believes that employees’ continuing economic interest as stockholders in our performance and success provides an incentive to contribute to its long-term growth, continued profitability and success.
As of March 31, 2023, there were approximately 393,089 shares of our common stock available under the Employee Stock Purchase Plan for future offerings, which we believe will not be sufficient for the program to continue beyond 2023 given the usage to date of approximately 720,254 shares, through the offering period most recently ended, and based on the current price of our common stock. In order to continue this valuable program, on February 17, 2023, the Board unanimously approved and adopted an amendment to the Employee Stock Purchase Plan to authorize an additional three million shares of common stock for sale under the Employee Stock Purchase Plan, subject to approval by our stockholders, and to also remove the evergreen provision automatically increasing the number of shares under the plan and lowering the maximum percentage of compensation a participant may designate to purchase under the plan from 25% to 15%, in line with our administration of the Employee Stock Purchase Plan to maximize broad based share usage (the “ESPP Amendment”). We anticipate that the increased number of shares will be sufficient to operate the Employee Stock Purchase Plan through 2026, although the actual time period and share usage will depend on such factors as number of participants, employee participation elections and the future price of our common stock. After giving effect to the amendment, the Employee Stock Purchase Plan will have had a total of 4,113,343 shares authorized for issuance under the Employee Stock Purchase Plan since its inception, which equates to approximately 2.5% of shares outstanding as of March 31, 2023.
Summary of the Amended Employee Stock Purchase Plan
The Employee Stock Purchase Plan provides our employees with an opportunity to periodically purchase shares of our common stock at a discount through payroll deductions on a voluntary basis. The discount is generally expected to be 15%, resulting in an exercise price of 85% of the fair market value of our common stock on the exercise date, unless a different exercise price is established for the offering period in the discretion of our Compensation Committee. The “fair market value” is the closing price of a share of our common stock on the NYSE on the applicable date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred).
If our stockholders do not approve the proposed ESPP Amendment at the Annual Meeting, the Employee Stock Purchase Plan will automatically terminate when there are no shares remaining available for sale to participants; provided that, the evergreen provision would increase the number of shares annually through January 2025.
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The material terms and conditions of the Employee Stock Purchase Plan, as amended, are described below. This summary is not intended to be a complete description of all provisions of the Employee Stock Purchase Plan and is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan, as amended, a copy of which is attached to this proxy statement as Annex C.
The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.
Administration
The Employee Stock Purchase Plan is administered by our Compensation Committee. Our Compensation Committee has the power to, among other things, designate participants, determine the eligibility of an employee to participate and the range of permissible percentages of compensation to be withheld, interpret and construe the Employee Stock Purchase Plan in its sole discretion and delegate any of its duties and authorities under the Employee Stock Purchase Plan to such parties or committees as it may determine.
Eligibility
Any full-time employee of the Company or a subsidiary of the Company who our Compensation Committee determines is eligible may participate during an offering period beginning on an enrollment date.
For offering periods to date, our Compensation Committee has determined that all regular employees, excluding our executive officers, temporary and contingent staff and interns, were eligible to participate in the Employee Stock Purchase Plan. Based on our Compensation Committee’s criteria applied to date, as of March 31, 2023, approximately 3,200 employees were eligible to participate in the Employee Stock Purchase Plan, with approximately 1,300 employees enrolled to participate in the current offering period.
Shares Reserved
As of March 31, 2023, the aggregate number of shares of common stock available for purchase under the Employee Stock Purchase Plan prior to the ESPP Amendment is 393,089 shares. Upon stockholder approval of this proposal, an additional three million shares of common stock would be reserved for issuance under the Employee Stock Purchase Plan for an aggregate of 4,113,343 shares authorized since inception of the Employee Stock Purchase Plan (including 393,089 remaining available for purchase based on share usage through March 31, 2023).
Either authorized and unissued shares or issued shares reacquired by the Company may be made subject to purchases under the Employee Stock Purchase Plan in the discretion of our Compensation Committee. We anticipate that the shares available after this increase pursuant to the ESPP Amendment will be sufficient to operate the Employee Stock Purchase Plan through 2026, based on the current price of our common stock and historical usage, though the actual time period will depend on such factors as number of participants, employee participation elections and the future price of our common stock. On March 31, 2023, the closing price of our common stock on the NYSE was $25.90 per share. The maximum number of shares authorized for sale under the Employee Stock Purchase Plan is subject to adjustment in the event of certain corporate transactions (see “Adjustments” below).
For additional information regarding securities authorized for issuance under all of our equity compensation plans as of December 31, 2022, see “Proposal 3—Approve the Teladoc Health, Inc. 2023 Incentive Award Plan—Equity Compensation Plan Information.”
Offering Periods
Offering periods may be established by our Compensation Committee from time to time at its discretion. In 2022, there were two semiannual offering periods, each of which began on the ninth day of May and November, respectively (each, an “enrollment date”) and ended on the day prior to the six-month anniversary of such date (each, an “exercise date”).
Payroll Deductions
To participate in an offering, an employee must complete a subscription agreement and return it to the Company prior to the enrollment date and designate the portion of the employee’s gross base compensation, excluding overtime payments, sales commissions, bonuses, incentive compensation, expense reimbursements, fringe benefits and other special payments, that the employee elects to have withheld during the applicable offering period. During an offering period, a participating employee may discontinue participation in the
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Employee Stock Purchase Plan and alter the amount of his or her compensation deductions for that offering period, unless otherwise permitted by the Compensation Committee, which the Committee has permitted in offering periods to date. Payroll deductions are made on each pay date during the offering period at a whole percentage rate not to exceed 15%, or such other amount determined by our Compensation Committee, of the eligible compensation that a participating employee receives on each pay date during the offering period.
Our Compensation Committee may, in its sole discretion, permit participating employees to pay the exercise price in a manner different than the payroll deduction procedure described above.
In the event of the termination of a participating employee’s continuous service for any reason on or before the exercise date, he or she will be deemed to have elected to withdraw from the Employee Stock Purchase Plan, and such participating employee or his or her beneficiary shall receive any funds in his or her participant account as soon as reasonably practicable after the date of such withdrawal.
Grant Of Option
On the enrollment date for any offering period, each participating employee shall be granted an option to purchase a maximum number of shares determined by the Compensation Committee in its discretion on the exercise date for such offering period. The exercise price in any offering period shall be determined by our Compensation Committee and has generally reflected a 15% discount to the fair market value on the exercise date.
Purchase Of Shares
A participating employee’s option will be exercised automatically on the exercise date of such offering period by purchasing the maximum number of shares of our common stock subject to such option that may be purchased at the exercise price with the funds in his or her participant account, unless such employee has withdrawn from the offering period prior to the exercise date.
Limits On Share Purchases
Unless otherwise provided by our Compensation Committee, no participating employee shall be granted an option to purchase shares under the Employee Stock Purchase Plan if such option would permit such employee’s right to purchase shares to accrue at a rate that exceeds $25,000 of the fair market value of the shares (determined on the enrollment date) for each calendar year in which such option is outstanding at any time. In addition, no participating employee may purchase more than 500 shares during any offering period.
Delivery Of Shares
The Company shall hold shares issued pursuant to the exercise of the option until any such shares are distributed to the participating employee, transferred or sold in accordance with procedures established from time to time by the Compensation Committee, including any period established by our Compensation Committee following the exercise dates during which a participating employee is required to hold any shares purchased on his or her behalf pursuant to the Employee Stock Purchase Plan, which the Compensation Committee has not imposed to date. Following any such holding period, shares shall be delivered as soon as reasonably practicable after termination of a participating employee’s continuous service or receipt of a request by the participating employee for delivery of all shares, subject to compliance with all applicable law.
Adjustments
In the event of certain changes in corporate structure affecting our common stock or the value thereof  (e.g., any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction or event), our Compensation Committee shall make any adjustments and other substitutions to the Employee Stock Purchase Plan and to outstanding options as it deems equitable or appropriate taking into consideration any applicable accounting and tax consequences. Upon any such changes in corporate structure or any unusual or nonrecurring transaction or events affecting the Company or any changes in applicable laws, regulations or accounting principles, our Compensation Committee is authorized to:
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•
Provide for either termination of any outstanding option in exchange for (1) an amount of cash, if any, equal to the amount that would have been obtained upon exercise of such option had such option been currently exercisable or (2) the replacement of such outstanding option with other rights or property selected by our Compensation Committee in its sole discretion;

•
Provide that the outstanding options under the Employee Stock Purchase Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and class of shares and exercise prices;

•
Make adjustments in the number and class of shares (or other securities or property) subject to outstanding options under the Employee Stock Purchase Plan and/or in the terms and conditions of outstanding options and options which may be granted in the future;

•
Provide that the participating employee’s accumulated payroll deductions may be used to purchase our common stock prior to the next occurring exercise date on such date as the Compensation Committee determines in its sole discretion and the participating employee’s rights under the ongoing offering period(s) shall be terminated; and

•
Provide that all outstanding options shall terminate without being exercised.

Amendment Of The Employee Stock Purchase Plan
Our Board may amend the Employee Stock Purchase Plan or any portion thereof at any time and for any reason. However, no amendment will (i) increase the maximum number of shares that may be issued under the Employee Stock Purchase Plan, (ii) change the corporations or classes of corporations whose employees may be granted rights under the Employee Stock Purchase Plan or (iii) change the Employee Stock Purchase Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, without the approval of the stockholders of the Company.
Termination Of The Employee Stock Purchase Plan
The Employee Stock Purchase Plan does not have a set term. However, no further shares may be issued once the maximum number of Shares available for issuance under the Employee Stock Purchase Plan have been issued and there is no amendment to increase the shares reserved, and the Board has the power to terminate the Employee Stock Purchase Plan.
Transferability
Neither amounts credited to a participating employee’s participant account nor any option granted to a participating employee under the Employee Stock Purchase Plan is assignable or transferable by the participating employee other than by written designation of a beneficiary filed with the Company, will or laws of descent and distribution.
Certain Federal Income Tax Consequences
The following summary of tax consequences to the Company and to participating employees is intended to be used solely by stockholders in considering how to vote on this proposal and not as tax guidance to participating employees. It relates only to U.S. federal income tax and does not address state, local, or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the Employee Stock Purchase Plan, particularly in jurisdictions outside the U.S.
The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. A participating employee will be taxed on amounts withheld for the purchase of shares of common stock under the Employee Stock Purchase Plan as if such amounts were actually received. A participating employee will also recognize taxable income as a result of purchasing shares under the Employee Stock Purchase Plan. The participating employee will recognize ordinary income on the exercise date in an amount equal to the difference between the fair market value of the shares of common stock purchased on the exercise date and the purchase price paid for the shares and the Company may be entitled to a corresponding deduction, subject to any limitations under the Code. Upon subsequent resale of the shares, the difference between the sale price and the fair market value on the exercise date will be treated either as a capital gain or loss.
New Plan Benefits
Participation in the Employee Stock Purchase Plan is voluntary, and each eligible employee will make his or her own decision whether and to what extent to participate in the Employee Stock Purchase Plan. It is therefore
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not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Employee Stock Purchase Plan.
In 2022, based on the offering periods that closed during the year, employees participating in the Employee Stock Purchase Plan (1,672 persons) purchased 271,159 shares of common stock for a total purchase price of $7,064,025. Our non-employee directors are not eligible to participate in the Employee Stock Purchase Plan and, to date, our Compensation Committee has used its discretion to exclude our executive officers from participating in any offering period.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve the ESPP Amendment.
Your Board of Directors recommends that you vote FOR the ESPP Amendment.
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Audit matters

Proposal 5―Ratification of the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accountants retained to audit our financial statements. In accordance with its charter, the Committee has appointed Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2023, and has unanimously approved and recommended that the stockholders ratify such appointment.
Ernst & Young LLP audited our annual financial statements for the year ended December 31, 2022. In determining whether to reappoint the independent registered public accountants, the Audit Committee considers the length of time the firm has been engaged, the quality of the discussions with the independent registered public accountants and its annual assessment of the past performance of both the lead audit partner and Ernst & Young LLP. The Committee is responsible for the negotiation of audit fees associated with our retention of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they so desire. The Committee is responsible for selecting our independent registered public accounting firm and neither our Certificate of Incorporation nor our Bylaws require approval or ratification of such selection by our stockholders. The Board believes, however, that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Committee in its discretion may select a different public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.
Your Board of Directors recommends that you vote FOR ratifying the appointment of the independent registered public accounting firm.
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Audit matters
Audit and Non-Audit Fees
The following table sets forth fees for services Ernst & Young LLP provided to Teladoc Health during 2022 and 2021:
	FISCAL YEAR ENDED DECEMBER 31,
E&Y FEES	2022 ($)	2021 ($)
Audit fees(1)	4,423,976	3,923,256
Audit-related fees(2)	270,000	55,000
Tax fees(3)	104,804	456,745
All other fees(4)	39,858	—
Total	4,838,638	4,435,001

(1)
AUDIT FEES. Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, statutory audits, the review of our quarterly consolidated financial statements, consultations on accounting matters directly related to the audit and comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)
AUDIT-RELATED FEES. Consist of aggregate fees for due diligence related to mergers and acquisitions and point-in-time system pre-implementation review that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

(3)
TAX FEES. Consist of aggregate fees for tax compliance, tax advice, tax diligence and tax planning services.

(4)
ALL OTHER FEES. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above.

The Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.
In addition, in the event time constraints require pre-approval prior to the Audit Committee’s next scheduled meeting, the Committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the Committee at its next scheduled meeting.
The Audit Committee pre-approved all services performed since our pre-approval policy was adopted.
Teladoc Health 2023 Proxy Statement | 79

Audit matters

Audit Committee Report
This report is submitted by the Audit Committee of the Board of Teladoc Health. The Audit Committee consists of the three directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable rules of the New York Stock Exchange. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange. The Board has designated Mr. Shedlarz and Mmes. Daniel and Jacobson as “audit committee financial experts,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board and available on our website at ir.teladochealth.com by clicking through “Corporate Governance.”
The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
The Audit Committee has reviewed the Company’s consolidated financial statements for 2022 and met with management, as well as with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of Ernst & Young LLP its independence.
Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2022 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates it by reference.
AUDIT COMMITTEE
David L. Shedlarz (Chairman)
Karen L. Daniel
Catherine A. Jacobson

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Stock Ownership Matters

Securities Ownership of Certain Beneficial Owners and Management
Directors and Executive Officers
The following table sets forth the amount of our common stock beneficially owned as of March 31, 2023 (except as otherwise noted below), by each director or director-nominee, each named executive officer included in the 2022 Summary Compensation Table, and all directors, director-nominees and current executive officers as a group. Beneficial ownership is determined in accordance with applicable rules of the SEC. Unless otherwise indicated, beneficial ownership is direct, and the person listed has sole voting and investment power.
The address of each individual named in the table below is c/o Teladoc Health, Inc., 2 Manhattanville Road, Suite 203, Purchase, New York 10577.
Name of Beneficial Owner	Shares	Options(1)	RSUs(1)	Total	Percent of Class(2)
Karen L. Daniel	43,906	—	6,726	50,632	*
Sandra L. Fenwick(3)	39,996	—	—	39,996	*
William H. Frist, M.D.(4)	12,918	81,570	—	94,488	*
Jason Gorevic	603,434	953,658	—	1,557,092	*
Catherine A. Jacobson	3,840	—	6,726	10,566	*
Claus T. Jensen, PhD(5)	9,623	3,397	5,616	18,636	*
Laizer Kornwasser	—	—	—	—	*
Thomas G. McKinley(6)	7,517	—	6,726	14,243	*
Mala Murthy	39,414	36,114	—	75,528	*
Kenneth H. Paulus(7)	—	14,647	—	14,647	*
David L. Shedlarz(8)	4,979	4,082	—	9,061	*
Mark Douglas Smith, M.D., MBA(9)	4,355	8,132	—	12,487	*
David B. Snow, Jr.(10)	102,019	42,212	6,726	150,957	*
Michael Waters	—	—	—	—	*
All directors, nominees for director and current executive officers as a group (20 persons)	1,051,642	1,560,493	76,634	2,688,769	1.63%

(1)
Reflects the number of shares that could be acquired within 60 days of March 31, 2023, through the exercise of stock options and vesting of RSUs, as applicable. The shares are excluded from the column headed “Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)
Based on 163,601,571 shares outstanding on March 31, 2023, and assuming the exercise of options and vesting of RSUs reported in the table, as applicable to the calculation.

(3)
Includes 28,362 shares held by the Geoffrey L. Fenwick Family Irrevocable Trust for the benefit of Ms. Fenwick’s children and for which Ms. Fenwick and her spouse serve as co-trustees and share voting and investment power. Excludes 8,364 RSUs deferred pursuant to the Deferred Compensation Plan.

(4)
Includes 7,500 shares held by Woodland Northwest, LLC and excludes 14,390 RSUs deferred pursuant to the Deferred Compensation Plan.

(5)
Excludes 9,191 shares underlying R&D PSUs that are subject to vesting on May 3, 2023 to the extent that performance objectives are achieved.

(6)
Excludes 1,965 RSUs deferred pursuant to the Deferred Compensation Plan.

(7)
Excludes 14,390 RSUs deferred pursuant to the Deferred Compensation Plan.

(8)
Excludes 10,329 RSUs deferred pursuant to the Deferred Compensation Plan.

(9)
Excludes 8,070 RSUs deferred pursuant to the Deferred Compensation Plan.

(10)
Includes 52,000 shares held by the David B. Snow, Jr. Irrevocable Trust dated December 12, 2012 for the benefit of Mr. Snow’s children and for which Mr. Snow’s spouse serves as trustee.

*
Represents less than 1% of the outstanding common stock.

Teladoc Health 2023 Proxy Statement | 81

Stock Ownership Matters
Significant Stockholders
The following table lists certain persons known by us to own beneficially more than 5% of the outstanding shares of our common stock as of March 31, 2023. Beneficial ownership is determined in accordance with applicable rules of the SEC. Except as set forth below, and to the best of our knowledge, no other person (or persons acting in concert) owns beneficially more than 5% of our common stock.
	Number of Shares	Percent of Class(1)
ARK Investment Management LLC(2)	18,928,440	11.57%
The Vanguard Group(3)	14,476,155	8.85%
BlackRock, Inc.(4)	9,961,219	6.09%

(1)
Based on 163,601,571 shares outstanding on March 31, 2023.

(2)
ARK Investment Management LLC (“ARK”) filed an amended Schedule 13G with the SEC on February 10, 2023. ARK reports that it has shared power to vote with respect to 984,700 shares, sole power to dispose of 18,928,440 shares and sole power to vote with respect to 17,490,279 shares. ARK’s address is 200 Central Avenue, St. Petersburg, Florida 33701. Information regarding beneficial ownership of Teladoc Health common stock by ARK is included herein in reliance on the aforementioned amended Schedule 13G.

(3)
The Vanguard Group (“Vanguard”) filed an amended Schedule 13G with the SEC on February 9, 2023. Vanguard reports that it has shared power to dispose of 219,614 shares, shared power to vote with respect to 60,822 shares, and sole power to dispose of 14,256,541 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Information regarding beneficial ownership of Teladoc Health common stock by Vanguard is included herein in reliance on the aforementioned amended Schedule 13G.

(4)
BlackRock, Inc. (“BlackRock”) filed an amended Schedule 13G with the SEC on February 7, 2023. BlackRock reports that it has sole power to dispose of 9,961,219 shares and sole power to vote 9,209,244 shares. BlackRock’s address is 55 East 52nd Street, New York, NY 10055. Information regarding beneficial ownership of Teladoc Health common stock by BlackRock is included herein in reliance on the aforementioned Schedule 13G.

82 | ir.teladochealth.com

Stockholder Proposal

Proposal 6―Stockholder Proposal
The following stockholder proposal will be voted on at the Annual Meeting if properly presented by or on behalf of the stockholder proponent. James McRitchie and Myra K. Young submitted this proposal. Any stockholder wishing to obtain the addresses of the proponents or their Company stock ownership information should send a request to the attention of the corporate secretary at Teladoc Health, Inc., 2 Manhattanville Road, Suite 203, Purchase, New York 10577.
The Board unanimously recommends a vote AGAINST this stockholder proposal.

Proposal 6—Fair Elections
Resolved
James McRitchie and other shareholders request that directors of Teladoc Health, Inc. (“Company”) amend its bylaws to include the following language:
Shareholder approval is required for any advance notice bylaw amendments that:
1.
require the nomination of candidates more than 90 days before the annual meeting,

2.
impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or

3.
require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.

Supporting Statement
Under SEC Rule 14a-19, the universal proxy card must include all director nominees presented by management and shareholders for election.1 Although the Rule implies each side’s nominees must be grouped together and clearly identified as such, in a fair and impartial manner, most rules for director elections are set in company bylaws.
For Rule 14a-19 to be implemented equitably, boards must not undertake bylaw amendments that deter legitimate efforts by shareholders to submit nominees. The bylaw amendments set forth in the proposed resolution would presumptively deter legitimate use of Rule 14a-19 by deterring legitimate efforts by shareholders to seek board representation through a proxy contest.
The power to amend bylaws is shared by directors and shareholders. Although directors have the power to adopt bylaw amendments, shareholders have the power to check that authority by repealing board-adopted bylaws. Directors should not amend the bylaws in ways that inequitably restrict shareholders’ right to nominate directors. This resolution simply asks the board to commit not to amend the bylaws to deter legitimate efforts to seek board representation, without submitting such amendments to shareholders. We urge the Board not to further amend its advance notice bylaws until shareholders have at least voted on this proposal.
Bloomberg’s Matt Levine speculates bylaws might require disclosure submissions “on paper woven from unicorns’ manes,”2 with requirements waived for the board’s nominees. While Mr. Levine depicts humorous and exaggerated possibilities, some companies are adopting amendments clearly designed to discourage fair elections.

1
https://www.ecfr.gov/current/title-17/chapter-II/part-240/section-240.14a-19

2
https://www.bloomberg.com/opinion/articles/2022-10-27/credit-suisse-gives-first-boston-gets-a-second-chance?sref=a7KhiWzs

Teladoc Health 2023 Proxy Statement | 83

Stockholder Proposal
Directors of at least one company (Masimo Corp.) recently adopted bylaw amendments that could deter legitimate efforts by shareholders to seek board representation through a proxy contest. Masimo’s advance notice bylaws “resemble the ‘nuclear option’ and offers a case study in how rational governance devices can become unduly weaponized, writes Lawrence Cunningham.3 Directors of other companies are considering similar proposals.
To ensure shareholders can vote on any proposal that would impose inequitable restrictions, we urge a vote FOR Fair Elections.
To Enhance Shareholder Value, Vote FOR Fair Elections—Proposal 6

Board of Directors’ Statement in Opposition to the Stockholder Proposal
After careful consideration, our Board believes that requiring stockholder approval of the Bylaw amendments as requested by the proposal is neither necessary nor in the best interests of the Company or our stockholders for the reasons stated below. We are committed to corporate governance policies and practices that allow our Board the flexibility to act on a timely basis as needed to enhance returns, while still being protective of Company and stockholder interests. We believe that the proposed resolution would run counter to those goals. Our Board therefore recommends that stockholders vote AGAINST this proposal.
Our strong corporate governance policies ensure multiple avenues for our stockholders to hold the Board accountable and to act if they disagree with any Board decision
Our stockholders have meaningful stockholder rights and protections, including the below:
•
The Company currently maintains a 90% independent board;

•
All directors are subject to annual director elections under a majority vote standard and resignation policy;

•
Stockholders have the ability to call special meetings;

•
Stockholders have the ability to amend Bylaws (including to repeal any Bylaw that the Board adopts) by a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon; and

•
Stockholders are provided a meaningful proxy access right, which allows stockholders to propose nominees to be considered for election to the Board at the Annual Meeting.

We believe that these rights and policies allow sufficient opportunities for stockholders to communicate and express their views such that the Bylaw approval procedures presented by the proposal are unnecessary.
Our Board’s ability to amend our Bylaws is, as with any Board action, subject to Delaware’s robust fiduciary duty overlay
In considering and implementing amendments to the Bylaws, the Board must act in good faith with the honest belief that their actions are in the best interests of the Company and its stockholders. Given these existing fiduciary duties owed by our Board to the Company and our stockholders, it is unnecessary to impose upon the Company the burden and expense of obtaining stockholder approval for certain advance notice Bylaw amendments.
Stockholders have the unfettered ability to amend our Bylaws under the Company’s governance documents and Delaware law (including to repeal any Bylaw adopted by the Board). This ability, when coupled with the Board’s ability to amend the Bylaws without stockholder approval, promotes the best interests of the Company and our stockholders and is a long-established check-and-balance for Delaware corporations
Under Delaware law and our governing documents, stockholders have the power to adopt, amend and repeal any Bylaw, including those adopted by the Board. If stockholders are dissatisfied with any Bylaw amendment approved by the Board, they have the authority, acting alone, to express their dissatisfaction through a stockholder vote and override any prior Board-approved Bylaw by approving their own subsequent amendments. In this regard, because stockholders already have the ability to eliminate any Bylaw with which they disagree, the proposal is redundant and unnecessary.

3
https://corpgov.law.harvard.edu/2022/10/23/the-hottest-front-in-the-takeover-battles-advance-notice-bylaws/

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Stockholder Proposal
Separately, our Certificate of Incorporation provides that the Board shall have the power to adopt, amend and repeal Bylaws without stockholder approval. Our Board’s ability to unilaterally amend our Bylaws allows the Board the flexibility to react rapidly to developing events and protect the Company and our stockholders’ interests, something that would be significantly undermined if prior stockholder approval were required. As noted above, however, if stockholders are dissatisfied with the Board’s exercise of its business judgment in amending certain Bylaws, they have multiple avenues to engage with the Board on these matters and ultimately have the authority to modify the Company’s corporate governance framework, including, as the stockholders deem necessary, by adopting their own Bylaw amendments.
In addition, because our Certificate of Incorporation states that the Board shall have the right to amend the Bylaws, it is unclear as a legal matter whether a bylaw purporting to limit that right would be permitted or otherwise enforceable under Delaware law.
Requiring a stockholder vote for such a Bylaw amendment would impose an unnecessary administrative burden and expense on the Company
Requiring stockholder approval is unnecessary given all of the stockholder rights previously mentioned and would impose a potentially burdensome and expensive procedure. As we are a widely held public company, preparing for and conducting a special stockholders’ meeting for a Bylaw amendment would entail considerable expense, time and administrative burden with little commensurate benefit to our stockholders.
Advance notice bylaws are widely accepted and subject to judicial review
Delaware law recognizes that advance notice bylaws serve the proper purpose of assuring that stockholders will have a reasonable opportunity to thoughtfully consider nominations and proposals and to allow for full information from both sides to be distributed to stockholders in a timely manner before the meeting. While frequently upheld, advance notice bylaws may be struck down if they unduly restrict the stockholder franchise or are applied inequitably. Thus, in addition to the stockholders’ ability to amend bylaws on their own, there are also jurisprudential protections for stockholders against inequitable advance notice bylaws.
The Board believes that the proposal is overly vague
The Board believes that adopting the proposed provisions as requested would not be in the Company’s or stockholders’ best interest, including those who would be nominating directors, as interpretation of the proposed Bylaw may be difficult. If  “new disclosure requirements for director nominees” is interpreted literally, it could be construed to prohibit any new Bylaw related to a disclosure requirement, even if required by any future laws, rules or stock exchange requirements. Similarly, the inclusion of the phrase “past and future plans” is so broad as to potentially include any manner of  “plan” including personal plans, professional plans, plans involving the Company, plans not involving the Company, realized plans or unrealized plans and could refer to the “plans” of any person. It is unclear whether the term “investors” refers to the nominating stockholders or the nominating stockholders’ limited partners or business associates. It is also unclear who would qualify as a “business associate”. Thus, if adopted this Bylaw would impose unnecessary burden and expense, including for stockholders, due to the difficulty in determining exactly what conforming actions or measures are required.
In summary, we believe that our current governance structure and stockholder rights and Bylaw amendment procedures are consistent with existing best practices and continue to reflect the governance framework that best protects stockholder rights without inappropriately restricting our Board’s ability to exercise its business judgment as needs require. Adopting the proposal would result in a costly and unnecessary stockholder approval process that we believe does not protect the interests of our stockholders, especially given our Board’s commitment to strong governance practices and responsiveness to our stockholders. Accordingly, our Board believes that adoption of the stockholder proposal is not appropriate and is not in the best interests of our stockholders.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which quorum is present, either in person or by proxy, by the holders entitled to vote thereon is required to approve the stockholder proposal. Broker non-votes and abstentions will have no effect.
Your Board of Directors recommends that you vote AGAINST the proposal.
Teladoc Health 2023 Proxy Statement | 85

Information about the annual meeting and voting

Our Board is furnishing you this proxy statement in connection with the Annual Meeting.
WHEN
Webcast starts on:
Thursday, May 25, 2023, at 2:00 p.m. EDT
VIRTUAL MEETING
Any stockholder can attend the Annual Meeting live via the Internet at: www.virtualshareholdermeeting.com/TDOC2023
ACCESS TO WEBCAST
Stockholders need a sixteen-digit control number to join the Annual Meeting
RECORD DATE
Stockholders of record at the close of business on March 31, 2023, may vote and submit questions while attending the Annual Meeting on the Internet
MATTERS TO CONSIDER AND VOTE UPON

1
Electing the director nominees

2
Approving, on an advisory basis, the compensation of our named executive officers

3
Approving the Teladoc Health, Inc. 2023 Incentive Award Plan

4
Approving the amendment to the Teladoc Health, Inc. 2015 Employee Stock Purchase Plan

5
Ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023

6
Stockholder proposal, if properly presented at the Annual Meeting

7
Transacting such other business as may properly come before the meeting or any postponement(s) or adjournments(s)

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.
Why am I receiving this proxy statement?
Teladoc Health is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock at the close of business on March 31, 2023, the record date for the Annual Meeting, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.
Why is the Annual Meeting being webcast?
The Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of stockholders possible and to save costs relative to holding a physical meeting. Technical assistance will be available for stockholders who experience an issue accessing the Annual Meeting. Contact information for technical support will appear on the Annual Meeting website prior to the start of the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the SEC, we are permitted to furnish proxy materials, including this proxy statement and our 2022 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials. Most stockholders will not receive
86 | ir.teladochealth.com

Information about the annual meeting and voting
printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials. If you vote by Internet or telephone, please do not also mail your proxy card.
Who is entitled to vote?
The record date for the meeting is March 31, 2023. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is Teladoc Health common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 163,601,571 shares of our common stock outstanding.
A list of stockholders entitled to vote at the Annual Meeting will be available for examination on the Internet through the virtual web conference during the Annual Meeting.
Am I entitled to vote if my shares are held in “street name”?
If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee, as the record holder, along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. We encourage you to provide specific instructions to your broker by returning your proxy card or by voting electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. This ensures that your shares will be properly voted at the Annual Meeting.
How are abstentions and broker non-votes treated?
Shares of our common stock represented by proxies that are marked “ABSTAIN,” or which constitute broker non-votes, will be counted as present at the meeting for the purpose of determining a quorum. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the other proposals included in this proxy statement). If the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes on the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote” as to non-routine matters.
Abstentions and broker non-votes will have no effect on the results of the vote on the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), the approval of the 2023 Incentive Award Plan (Proposal 3) the approval of an amendment to the Employee Stock Purchase Plan (Proposal 4), the ratification of the appointment of Ernst & Young LLP (Proposal 5), or the stockholder proposal (Proposal 6).
How can I vote my shares without attending the virtual meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the virtual meeting. If you are a stockholder of record, you may vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the Internet or telephone, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

INTERNET	TELEPHONE	MOBILE DEVICE	MAIL
www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card or voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available
Teladoc Health 2023 Proxy Statement | 87

Information about the annual meeting and voting
Proxies submitted electronically, by telephone or by mail as described above must be received by 11:59 p.m. EDT on May 24, 2023.
If you submit a proxy but do not indicate any voting instructions:
PROPOSALS		YOUR SHARES WILL BE VOTED
1	Election of nine director nominees	FOR each nominee
2	Advisory vote to approve executive compensation (Say-on-Pay)	FOR
3	Approving the Teladoc Health, Inc. 2023 Incentive Award Plan	FOR
4	Approving an amendment to the Teladoc Health, Inc. 2015 Employee Stock Purchase Plan	FOR
5	Ratification of the selection of Ernst & Young LLP as independent auditors for 2023	FOR
6	Stockholder proposal, if properly presented at the Annual Meeting	AGAINST
Can I revoke my proxy and change my vote?
You may change your vote at any time prior to the taking of the vote at the virtual meeting. If you are the stockholder of record, you may change your vote by:
•
providing a written notice of revocation to our corporate secretary prior to your shares being voted, at:

Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577

•
granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline)

•
attending the virtual meeting AND voting

Attendance at the virtual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the virtual meeting and voting.
How many shares must be present to hold the virtual meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.
How can I vote my shares and ask questions during the virtual meeting?
We will be hosting the Annual Meeting live online, and you can attend live at www.virtualshareholdermeeting.com/TDOC2023. The webcast will start at 2:00 p.m. EDT. You may vote and submit questions while attending the meeting online. You will need the sixteen-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.
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Information about the annual meeting and voting
Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/TDOC2023 during the meeting. You will need your control number found in the Notice or your proxy card (if you received a printed copy of the proxy materials). Shares held beneficially in street name may be voted by you at the meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the virtual meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the virtual meeting.
We intend to answer questions pertinent to Company matters as time allows during the meeting. Each stockholder will be limited to one question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. Stockholder questions related to personal matters, that are not relevant to the Company or the business of the Annual Meeting, that contain derogatory references to individuals, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting.
Will my vote be kept confidential?
Yes, your vote will be kept confidential and not disclosed to us unless required by law, you expressly request disclosure on your proxy, or there is a proxy contest.
Who will count the votes?
Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes. A representative of Broadridge Financial Solutions will serve as the inspector of election.
Teladoc Health 2023 Proxy Statement | 89

Information about the annual meeting and voting
What vote is required to approve each proposal and how are the votes counted?
PROPOSALS		VOTE REQUIREMENT	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
1	Election of Directors
•
The affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

•
This means that the number of votes cast “FOR” a director-nominee exceeds the votes cast “AGAINST” that director-nominee

No effect
2	Advisory Vote Approving the Compensation of our Named Executive Officers
•
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

•
This vote is merely advisory and is not binding on the Company, the Board or its Compensation Committee

•
Despite the fact that this vote is non-binding, the Board and the Compensation Committee will take the results of the vote under advisement when making future decisions regarding the Company’s executive compensation program

No effect
3	Approve the Teladoc Health, Inc. 2023 Incentive Award Plan
•
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

No effect
4	Approve an amendment to the Teladoc Health, Inc. 2015 Employee Stock Purchase Plan
•
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

No effect
5	Ratification of the Appointment of the Independent Registered Public Accounting Firm
•
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

No effect
6	Stockholder proposal, if properly presented at the Annual meeting
•
The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting at which a quorum is present, either in person or by proxy, by the holders entitled to vote thereon

No effect
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these
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Information about the annual meeting and voting
documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and Annual Report, you may contact us as follows:
Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577	(203) 635-2002
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
Who can help answer my questions regarding the Annual Meeting or the proposals?
You may contact Teladoc Health to assist you with your questions, at:
Teladoc Health Board of Directors Attention: Corporate Secretary 2 Manhattanville Road, Suite 203 Purchase, New York 10577	(203) 635-2002
Teladoc Health 2023 Proxy Statement | 91

Additional information

Other Matters
Our Board is not aware of any other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
Interests of Certain Persons in Matters to Be Acted on
No director or executive officer who has served in such capacity since January 1, 2022, or any associate of any such director or officer, to the knowledge of the executive officers, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this proxy statement.
Proxy Solicitation
We will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.
We have retained MacKenzie Partners, Inc. (“Mackenzie”) to assist in obtaining proxies from stockholders for the Annual Meeting. The estimated cost of such services is approximately $25,000, plus out-of-pocket expenses. MacKenzie may be contacted at (800) 322-2885 or via email at proxy@mackenziepartners.com.
Procedures for Submitting Stockholder Proposals
Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received no later than December 13, 2023. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Additionally, our Bylaws provide that a stockholder, or a group of up to 25 stockholders, owning 3% or more of the shares of our capital stock continuously for at least three years, generally may nominate and include in our proxy materials for an annual meeting director candidates constituting up to 20% of the Board, but not less than two, elected by the holders of our capital stock, provided that the stockholder (or group) and each nominee satisfy the requirements specified in our Bylaws. For eligible stockholders to include in our proxy materials nominees for next year’s annual meeting, proxy access nomination notices must be received by our corporate secretary no earlier than November 13, 2023, and no later than December 13, 2023. The notice must contain the information required by our Bylaws.
Stockholders desiring to nominate a director, other than pursuant to the proxy access provision of our Bylaws described above, or bring any other business before the stockholders at the 2024 annual meeting, must notify our corporate secretary of this proposal in writing no earlier than January 26, 2024, and no later than February 25, 2024. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the 2024 annual meeting. The fact that we may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 26, 2024.
Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future financial or operating results, commitments, goals, and our executive compensation
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Additional information
program. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation or regulatory actions; (iv) the loss of one or more key clients; (v) changes in valuations or useful lives of our assets; (vi) changes to our abilities to recruit and retain qualified providers into our network; (vii) the impact of and risk related to impairment losses with respect to goodwill or other assets; and (viii) the impact of the COVID-19 pandemic on our operations, demand for our services and general economic conditions, as well as orders, directives and legislative action by local, state, federal and foreign governments in response to the spread of COVID-19. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC. Any forward-looking statement made by us in this proxy statement is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2023	By Order of the Board of Directors, Adam C. Vandervoort Chief Legal Officer and Secretary Purchase, New York April 11, 2023
THE TELADOC HEALTH PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM
Teladoc Health 2023 Proxy Statement | 93

Annex A
Reconciliation of Non-GAAP Measures
(in thousands)
Year Ended December 31, 2022
Net loss	$(13,659,531)
Add:
Goodwill impairment	13,402,812
Loss on extinguishment of debt	0
Other expense (income), net	859
Interest expense, net	9,270
Provision for income taxes	(3,812)
Depreciation and amortization	256,027
EBITDA	5,625
Add:
Transformation costs	13,554
Restructuring costs	7,416
PSU costs	6,786
Adjusted EBITDA, as defined for compensation purposes	$33,381
A-1 | ir.teladochealth.com

Annex B
TELADOC HEALTH, INC.
2023 INCENTIVE AWARD PLAN
ARTICLE I.
PURPOSE
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II.
ELIGIBILITY
Service Providers, as defined in Section 11.37 herein, and other individuals approved by the Committee are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III.
ADMINISTRATION AND DELEGATION
3.1   Administration.   The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2   Appointment of Committees.   To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
STOCK AVAILABLE FOR AWARDS
4.1   Number of Shares.   Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plans; however, Prior Plan Awards will remain subject to the terms of the applicable Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2   Share Recycling.   If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof and (iv) Shares purchased by the Company on the open market with the cash proceeds from the exercise of Options.
4.3   Incentive Stock Option Limitations.   Notwithstanding anything to the contrary herein, no more than 8,250,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
Teladoc Health 2023 Proxy Statement | B-1

4.4   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor will Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
4.5   Non-Employee Director Compensation.   Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $650,000. The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
5.1   General.   The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section 9.9 with respect to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
5.2   Exercise Price.   The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.
5.3   Duration of Options.   Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.
5.4   Exercise.   Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in
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Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5   Payment Upon Exercise.   The exercise price of an Option must be paid in cash, wire transfer of immediately available funds or by check payable to the order of the Company or, subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, by:
(a)   if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(b)   to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(c)   to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(d)   to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or
(e)   any combination of the above permitted payment forms (including cash, wire transfer or check).
ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS
6.1   General.   The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations, including, but not limited to, the Minimum Vesting Condition, contained in the Plan.
6.2   Restricted Stock.
(a)   Dividends.   Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement; provided that dividends paid with respect to an unvested share of Restricted Stock will only be paid to the Participant to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests. In addition, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(b)   Stock Certificates.   The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
6.3   Restricted Stock Units.
(a)   Settlement.   The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(b)   Stockholder Rights.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
Teladoc Health 2023 Proxy Statement | B-3

(c)   Dividend Equivalents.   If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement; provided that Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of the Award will only be paid to the Participant to the extent that the vesting conditions are subsequently satisfied and the Award vests.
ARTICLE VII.
OTHER STOCK OR CASH BASED AWARDS
Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions and vesting conditions, which will be set forth in the applicable Award Agreement.
ARTICLE VIII.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS
8.1   Equity Restructuring.   In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2   Corporate Transactions.   In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, subject to compliance with Section 409A of the Code and other applicable law, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(a)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
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(c)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)   To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of  (including the grant or exercise price), and the criteria included in, outstanding Awards;
(e)   To replace such Award with other rights or property selected by the Administrator; and/or
(f)   To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3   Administrative Stand Still.   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.
8.4   Minimum Vesting Condition.   Notwithstanding anything to the contrary in this Article VIII, and subject to Section 8.2, Awards shall be subject to the Minimum Vesting Condition; provided, however, that the Committee may, in its sole discretion, (i) accelerate the vesting of Awards or otherwise lapse or waive the Minimum Vesting Condition upon (A) the Participant’s death or Disability (as defined in the Participant’s Award Agreement) or (B) a Change in Control (subject to the requirements of Section 8.2) (ii) grant Awards that are not subject to the Minimum Vesting Condition with respect to 5% or less of the Overall Share Limit (as set forth in Section 4.1, as may be adjusted pursuant to Article IV) and (iii) subject to Section 4.5, grant Awards to non-employee Directors that are not subject to the Minimum Vesting Condition.
8.5   General.   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1   Transferability.   Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or during the life of the Participant, will be exercisable only by the Participant.
9.2   Documentation.   Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3   Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4   Termination of Status.   The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an
Teladoc Health 2023 Proxy Statement | B-5

Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5   Withholding.   Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Participants may satisfy such tax obligations in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company or subject to Section 10.8 and any Company insider trading policy (including blackout periods), (i) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (ii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator or (iii) any combination of the foregoing permitted payment forms (including cash, wire transfer or check). If any tax withholding obligation will be satisfied under clause (i) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6   Amendment of Award; Prohibition on Repricing Without Stockholder Consent.   The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not except pursuant to Article VIII, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.
9.7   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8   Acceleration.   The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9   Additional Terms of Incentive Stock Options.   The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Section 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant
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agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
ARTICLE X.
MISCELLANEOUS
10.1   No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
10.2   No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3   Effective Date and Term of Plan.   The Plan will become effective on the Effective Date and will remain in effect until the tenth (10th) anniversary of such date, unless earlier terminated by the Board. No Awards may be granted under the Plan during any suspension period or after Plan termination. Notwithstanding anything in the Plan to the contrary, an Incentive Stock Option may not be granted under the Plan after ten years from the earlier of  (i) the date the Board first adopted the Plan or (ii) the date the Company’s stockholders first approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan.
10.4   Amendment of Plan.   The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5   Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6   Section 409A.
(a)   General.   The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
Teladoc Health 2023 Proxy Statement | B-7

(b)   Separation from Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)   Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of  “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of  “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
10.7   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary or any other person for any claim, loss, liability or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8   Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty (180) days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9   Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
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10.10   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11   Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
10.12   Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.13   Claw-back Provisions.   All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.
10.14   Titles and Headings.   The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.16   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
10.17   Broker-Assisted Sales.   In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
10.18   No Fractional Shares.   Notwithstanding any provision in the Plan to the contrary, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
ARTICLE XI.
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1   “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
11.2   “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules
Teladoc Health 2023 Proxy Statement | B-9

of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.3   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.
11.4   “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.5   “Board” means the Board of Directors of the Company.
11.6   “Change in Control” means and includes each of the following:
(a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of  “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsection (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of  (x) a merger, consolidation, reorganization or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)   which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and
(ii)   after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
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11.7   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.8   “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.9   “Common Stock” means the common stock of the Company.
11.10   “Company” means Teladoc Health, Inc., a Delaware corporation, or any successor.
11.11   “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
11.12   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates if the Participant dies or becomes incapacitated, including powers of attorney. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.13   “Director” means a Board member.
11.14   “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.15   “Effective Date” means [•], provided that the Plan is approved by the stockholders at the 2023 Annual Meeting of the Company.
11.16   “Employee” means any employee of the Company or its Subsidiaries.
11.17   “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.18   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.19   “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
11.20   “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.21   “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.22   “Minimum Vesting Condition” means with respect to any Award, a condition that vesting of  (or lapsing of restrictions on) such Award does not occur until at least the first (1st) anniversary of the grant date.
11.23   “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.
11.24   “Option” means an option to purchase Shares.
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11.25   “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
11.26   “Overall Share Limit” means the sum of  (i) 8,250,000 Shares, (ii) the aggregate number of shares available for issuance under each of the Prior Plans as of the Effective Date and (iii) any shares of Common Stock which are subject to Prior Plan Awards which become available for issuance under the Plan pursuant to Article IV.
11.27   “Participant” means a Service Provider who has been granted an Award.
11.28   “Performance Criteria” means the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include, but is not limited to, the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; individual business objectives; production or growth in production; reserves or added reserves; growth in reserves per share; inventory growth; environmental, health and/or safety performance; effectiveness of hedging programs; improvements in internal controls and policies and procedures; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. Any performance goals that are financial metrics may be determined in accordance with U.S. generally accepted accounting principles, in accordance with accounting principles established by the International Accounting Standards Board, or may be adjusted when established to include or exclude any items otherwise includable or excludable under U.S. generally accepted accounting principles or under the accounting principles established by the International Accounting Standards Board. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles or (o) the effect of changes in other laws or regulatory rules affecting reported results.
11.29   “Plan” means this 2023 Incentive Award Plan (as it may be amended and restated from time to time).
11.30   “Prior Plans” means, collectively, the Teladoc, Inc. 2015 Incentive Award Plan, the Teladoc, Inc. Second Amended and Restated Stock Incentive Plan, the Teladoc Health, Inc. Livongo Acquisition Incentive Award Plan, the Teladoc, Inc. 2017 Employment Inducement Incentive Award Plan and any prior equity incentive plans of the Company or its predecessor.
11.31   “Prior Plan Award” means an award outstanding under the Prior Plans as of the Effective Date.
B-12 | ir.teladochealth.com

11.32   “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.33   “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
11.34   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.35   “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.36   “Securities Act” means the Securities Act of 1933, as amended.
11.37   “Service Provider” means an Employee, Consultant or Director.
11.38   “Shares” means shares of Common Stock.
11.39   “Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.40   “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.41   “Termination of Service” means the date the Participant ceases to be a Service Provider.
Teladoc Health 2023 Proxy Statement | B-13

Annex C
SECOND AMENDMENT TO
TELADOC HEALTH, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
The 2015 Employee Stock Purchase Plan, amended and restated as of May 9, 2021, (the “Plan”) of Teladoc Health, Inc., a Delaware corporation (the “Company”), is hereby further amended, effective as of  [•], 2023 (the “Effective Date”), as follows:
1.   Amendment to Section 3.1 of the Plan.   Section 3.1 of the Plan is hereby deleted and replaced in its entirety with the following:
“Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 4,113,343 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan.”
2.   Amendment to Section 5.2(b) of the Plan.   The second sentence of Section 5.2(b) is hereby deleted and replaced in its entirety with the following:
“An Eligible Employee may designate any whole percentage of Compensation that is not less than 1% and not more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 15% in the absence of any such designation) as payroll deductions.”
3.   Effectiveness.   In accordance with Section 9.1(a) of the Plan, the effectiveness of this Second Amendment to the Teladoc Health, Inc. 2015 Employee Stock Purchase Plan (this “Amendment”) is subject to the approval of the Company’s stockholders at the Company’s 2023 annual general meeting of stockholders. For the avoidance of doubt, if stockholder approval is not obtained, then this Amendment shall be void ab initio and of no force and effect.
4.   Effect on the Plan.   This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Plan, such provision of this Amendment shall prevail and govern for all purposes and in all respects.
C-1 | ir.teladochealth.com

Corporate information

DIRECTORS

William H. Frist, MD
Special Partner, Cressey & Company
and former U.S. Senator from Tennessee

Jason Gorevic
Chief Executive Officer, Teladoc Health

Thomas G. McKinley
General Partner, Cardinal Partners

David L. Shedlarz
Retired Vice Chairman, Executive Vice President
and Chief Financial Officer, Pfizer

Mark D. Smith, MD, MBA
Professor of Clinical Medicine, University of California
at San Francisco and a board-certified internist

EXECUTIVE OFFICERS

Jason Gorevic
Chief Executive Officer

Arnnon Geshuri
Chief People Officer

Claus T. Jensen, PhD
Chief Innovation Officer

Laizer Kornwasser
President, Enterprise Growth and Global Markets

Mala Murthy
Chief Financial Officer

Vidya Raman-Tangella
Chief Medical Officer

Daniel Trencher
Senior Vice President of Corporate Strategy

Andrew Turitz
Senior Vice President of Corporate Development

Adam Vandervoort
Chief Legal Officer and Secretary

Stephany Verstraete
Chief Marketing Officer

Michael Waters
Chief Operating Officer

STOCK LISTING

Teladoc Health common stock is traded on the
New York Stock Exchange. The Teladoc Health
ticker symbol is **TDOC**.

CORPORATE HEADQUARTERS

TRANSFER AGENT

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
www.astfinancial.com
718-921-8124

INVESTOR RELATIONS

Teladoc Health
Investor Relations
2 Manhattanville Road
Purchase, New York 10577
203-635-2002

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
1 Manhattan West
401 9th Avenue
New York, New York 10001

CORPORATE WEBSITE

TeladocHealth.com

Learn more

TeladocHealth.com | 203-635-2002 | NYSE: TDOC

Teladoc Health is empowering all people everywhere to live healthier lives by transforming the healthcare experience. Recognized as the world leader in whole-person virtual care, Teladoc Health leverages clinical expertise, advanced technology and actionable data insights to meet the evolving needs of consumers and healthcare professionals.

© Teladoc Health, Inc. All rights reserved.

Teladoc HEALTH

2 Manhattanville Road
Purchase, NY 10577
TeladocHealth.com

TELADOC HEALTH, INC. ATTN: ADAM VANDERVOORT 2 MANHATTANVILLE ROAD PURCHASE, NY 10577 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/TDOC2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to help us try to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or accessing them by way of the Internet. To sign up for electronic delivery, please follow the instructions above under Vote By Internet and, when prompted, indicate that you agree to receive e-mail delivery or access proxy materials by way of the Internet in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V03847-P86085KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYTELADOC HEALTH, INC. The Board of Directors recommends a vote "FOR" each director-nominee listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4 and "FOR" Proposal 5.1.Elect nine directors, each for a term of one year. Nominees: 1a. Karen L. Daniel 1b. Sandra L. Fenwick 1c. Jason Gorevic 1d. Catherine A. Jacobson 1e. Thomas G. McKinley 1f. Kenneth H. Paulus 1g. David L. Shedlarz 1h. Mark Douglas Smith, M.D., MBA 1i. David B. Snow, Jr. ForAgainstAbstain 2.Approve, on an advisory basis, the compensation ofTeladoc Health's named executive officers. 3.Approve the Teladoc Health, Inc. 2023 Incentive AwardPlan. 4.Approve an amendment to the Teladoc Health, Inc. 2015Employee Stock Purchase Plan. 5.Ratify the appointment of Ernst & Young LLP asTeladoc Health's independent registered public accounting!!!firm for the fiscal year ending December 31, 2023.!!!The Board of Directors recommends a vote "AGAINST"Proposal 6. 6.Stockholder proposal entitled "Fair Elections". 7.Transact any other business that may properly comebefore the meeting or any adjournments thereof. For Against Abstain For Against Abstain! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V03848-P86085TELADOC HEALTH, INC.Annual Meeting of StockholdersMay 25, 2023 2:00 PM, EDTThis proxy is solicited by the Board of Directors of Teladoc Health, Inc.The stockholder(s) hereby appoint(s) Adam C. Vandervoort and Mala Murthy, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TELADOC HEALTH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 25, 2023, via the Internet at www.virtualshareholdermeeting.com/TDOC2023, and any adjournment(s) or postponement(s) thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted as the proxies named above deem advisable on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. Continued and to be signed on reverse side